UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21323

Eaton Vance Limited Duration Income Fund

(Exact Name of Registrant as Specified in Charter)

One Post Office Square, Boston, Massachusetts 02109

(Address of Principal Executive Offices)

Deidre E. Walsh

One Post Office Square, Boston, Massachusetts 02109

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

March 31

Date of Fiscal Year End

March 31, 2025

Date of Reporting Period

Item 1. Reports to Stockholders

(a)

Eaton Vance
Limited Duration Income
Fund (EVV)
Annual Report
March 31, 2025

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report March 31, 2025
Eaton Vance
Limited Duration Income Fund

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Management’s Discussion of Fund Performance†

Economic and Market Conditions
During the opening quarter of the 12-month period starting April 1, 2024, a global trend of rising bond yields was a headwind for fixed-income assets, resulting in flat to negative returns for major investment-grade indexes. In contrast, higher-yielding areas of the fixed-income markets, supported by interest income, generally posted gains. The resilience of U.S. growth, coupled with persistent inflationary pressures, led markets to reduce the number of projected interest-rate cuts by the U.S. Federal Reserve (Fed) in 2024. At the same time, several foreign central banks either continued lowering their rates, or began rate-easing cycles.
From July to September 2024, global financial markets posted strong gains. Volatility spiked in early August due to a weak U.S. jobs report. However, markets quickly regained their footing in response to more favorable U.S. economic data, including a drop in jobless claims and the strongest growth in retail sales in over a year. During this period, the words and actions of the Fed were key drivers of the broad bond-market rally.
At its July meeting, the Fed held interest rates steady, but signaled a likely September rate cut. At the Fed’s August Jackson Hole Economic Symposium, Chair Jerome Powell said “the time has come” to start reducing rates. The Fed followed through on this dovish rhetoric, lowering the federal funds rate 0.50% at its September meeting amid rising confidence that inflation was moving sustainably toward its 2% target. In addition, Fed officials projected another half-point rate cut by year-end. Against this backdrop, the U.S. dollar weakened and government bond yields fell globally. Credit spreads widened in August during a brief bout of volatility, but finished the three-month period largely unchanged.
From October to December 2024, major equity and fixed-income indexes generally posted negative returns. The losses were due to several factors, including a less-dovish outlook for Fed policy that pushed global bond yields higher. As anticipated, the Fed lowered interest rates 0.25% at each of its two meetings during the quarter. However, at its December meeting, the central bank reduced its previous rate-cut estimate from four in 2025 to two, citing strength in the U.S. economy, slower progress on lowering inflation, and the potential for then-President-elect Trump’s policies to rekindle price pressures.
The resetting of Fed rate expectations, combined with resilient U.S. growth and Trump’s “America First” agenda, were strong tailwinds for the U.S. dollar. In the rates market, the 10-year U.S. Treasury yield rose more than 0.75% during the three-month period.
From January to March 2025, the world’s equity and fixed-income markets registered broad gains. The U.S. stock market was a notable exception, with the S&P 500 Index posting its first quarterly loss since 2023. The decline in U.S. equities was largely driven by uncertainties surrounding U.S. trade policy and the implications for domestic growth and inflation.
President Trump started his second term on January 20, 2025, and soon announced sweeping import tariffs. They included 25% tariffs on products from Mexico and Canada -- with tariffs on some goods later suspended -- and additional levies on Chinese goods. There were sudden shifts in his tariff plans during the first quarter of the year, and the lack of clarity weighed on U.S. consumer and business confidence, as well as investor sentiment. Several countries responded with retaliatory tariffs on U.S. products, further dampening investor sentiment. Worries that tariffs might push U.S. inflation higher led markets to scale back expectations for further Fed interest-rate cuts.
America’s central bank held interest rates steady during this stretch, as expected, but increased its 2025 inflation forecast and adopted a slightly more hawkish rate outlook for the year. In addition, the Fed lowered its annual growth estimate for 2025.
Fund Performance
For the 12-month period ended March 31, 2025, Eaton Vance Limited Duration Income Fund (the Fund) returned 7.37% at net asset value of its common shares (NAV), outperforming its primary benchmark, the Bloomberg U.S. Aggregate Bond Index (the Index), which returned 4.88%. The Fund also outperformed its secondary benchmark -- 33.33% Morningstar® LSTA® US Leveraged Loan IndexSM, 33.34% ICE BofA U.S. Mortgage-Backed Securities Index, and 33.33% ICE BofA Single-B U.S. High Yield Index (the Blended Index) -- which returned 6.39% during the period.
The Fund’s use of investment leverage -- not employed by its primary or secondary benchmarks -- was among the largest contributors to Fund performance versus the Index during the period. As the Fund’s underlying investments were generally positive during the period, leverage served as a tailwind to help lift Index-relative performance.
Among the Fund’s Blended Index allocations, the management team’s decision to maintain an underweight exposure to mortgage-backed securities (MBS), and security selections within the sector, contributed to performance versus the Blended Index during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Management’s Discussion of Fund Performance† — continued

As the U.S. Treasury yield curve steepened and long-end Treasury yields moved modestly upward during the period, the Fund’s preference for higher coupon fixed-rate agency MBS benefited Blended Index-relative returns versus the MBS component of the Blended Index. Generally, these securities carry shorter durations and higher yields, and also benefited from elevated mortgage rates and slower prepayment speeds during the period. Some of the technical headwinds facing the agency MBS market persisted for much of the period, including quantitative tightening by the U.S. Federal Reserve and reduced MBS demand from banks. However, strong demand from money managers and the potential for increased bank demand in an easier regulatory environment for banks had an offsetting effect, and agency MBS spreads ended the period almost exactly where they began.
The Fund’s exposure to floating-rate corporate loans also had a positive return and outperformed the Blended Index during the period. The Fund’s loan allocation included exposure to debt tranches of collateralized loan obligations, which outperformed the Blended Index and contributed to relative performance. Additionally, loan selections within the pharmaceuticals and household durables industries added the most to Blended Index-relative performance during the period.
An underweight exposure to lower quality CCC-rated loans benefited Blended Index-relative performance. In contrast, loan selections within the beverages and professional services industries detracted from Blended Index-relative returns. The Fund’s underweight exposure to the diversified telecommunication services industry also detracted from Blended Index-relative performance. Meanwhile, the Fund’s out-of-Blended Index allocation to European floating-rate loans helped Fund performance relative to the Blended Index during the period.
The Fund’s allocation to high yield corporate bonds outperformed the Blended Index during the period. Within the Fund’s high yield allocation, an out-of-Blended Index exposure to CCC-rated bonds aided relative returns. An out-of-Blended Index exposure to BB-rated bonds was the primary detractor from relative performance. An underweight allocation to B-rated bonds was additionally punitive, but was slightly offset by positive credit selections. Duration positioning within the Fund’s high yield allocation contributed to Blended Index-relative performance during the period.
On a sector basis, the best-performing sectors within the Fund’s high yield allocation during the period were cable & satellite TV, and technology. In cable & satellite TV, an overweight allocation and credit selections were the primary contributors to Blended Index-relative performance. An out-of-Blended Index exposure to an American broadband connectivity and cable provider was the primary driver of relative outperformance within the sector. An underweight allocation and credit selection within the technology sector aided Blended Index-relative performance. The top individual contributor within the sector was not owning an American corporation that sells print and digital document products and services.
In contrast, the worst-performing sectors within the Fund’s high yield allocation were health care and telecommunications. Negative relative performance was due to an underweight allocation and challenging credit selections within both sectors. Within the health care sector, not owning a specialty pharmaceutical company was the primary detractor from Blended Index-relative performance during the period. The top individual detractor within the telecommunications sector was not owning a U.S.-based technology and telecommunications company that provides networking, cloud, and cybersecurity solutions to businesses and consumers.
In terms of the Fund’s out-of-Blended Index allocations, exposures to commercial mortgage-backed securities and emerging-market debt were strong positive contributors to relative returns during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Performance

Portfolio Manager(s) Catherine C. McDermott, Andrew Szczurowski, CFA, Kelley Gerrity, Tara O'Brien and Bo Hunt, each of Eaton Vance Management
% Average Annual Total Returns[1,2]	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	05/30/2003	7.37%	7.91%	4.74%
Fund at Market Price	—	12.33	9.36	5.44

Bloomberg U.S. Aggregate Bond Index	—	4.88%	(0.40)%	1.46%
Blended Index	—	6.39	5.04	3.61
% Premium/Discount to NAV[3]
As of period end	(3.95)%
Distributions [4]
Total Distributions per share for the period	$0.94
Distribution Rate at NAV	8.54%
Distribution Rate at Market Price	8.89
% Total Leverage[5]
Auction Preferred Shares (APS)	10.93%
Borrowings	27.97
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Fund Profile

Asset Allocation (% of total investments)[1]
Footnotes:
[1]	Including the Fund’s use of leverage, Asset Allocation as a percentage of the Fund's net assets amounted to 172.7%.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡

Investment Objectives. The Fund’s investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary goal of high current income. Under normal market conditions, the Fund expects to maintain an average duration of no more than five years (including the effect of anticipated leverage).
Principal Strategies. In pursuing its investment objectives, the Fund normally invests at least 25% of its total assets in each of: (1) investments rated investment grade, including, but not limited to, U.S. Government securities (which may include U.S. Treasuries and mortgage-backed securities (MBS) and other securities issued, backed, or otherwise guaranteed by the U.S. Government, or its agencies or instrumentalities), commercial MBS and corporate debt obligations; and (2) investments rated below investment grade, including, but not limited to, senior loans, high-yield debt securities and collateralized loan obligations. Investment-grade investments are those rated BBB- or higher by S&P Global Ratings or Fitch Ratings, Baa3 or higher as determined by Moody’s Investor Service, Inc. or, if not rated, determined to be of comparable credit quality by the Fund’s portfolio managers.
Under normal market conditions, the Fund structures and seeks to maintain its portfolio of high-quality investments (such as MBS) and lower quality non-investment instruments and securities in such a manner that the Fund has an average dollar-weighted portfolio credit quality of investment grade. Within the foregoing guideline, the Fund may invest in individual investments of any credit quality.
The Fund may invest without limit in foreign investments denominated in U.S. dollars and may invest up to 15% of its net assets in foreign investments denominated in authorized foreign currencies, which include euros, British pounds, Swiss francs, Canadian dollars and Australian dollars. The Fund seeks to hedge against foreign currency fluctuations through the use of currency exchange contracts and other permitted hedging strategies. Foreign investments may include emerging markets investments. The Fund may enter into forward commitments to buy or sell agency MBS (to-be-announced transactions, or “TBAs”). The Fund may also invest in other types of investments that are not part of its principal strategy from time to time.
The Fund employs leverage to seek opportunities for additional income. Leverage may amplify the effect on the Fund’s NAV of any increase or decrease in the value of investments held. There can be no assurance that the use of borrowings will be successful. The Fund has issued preferred shares and borrowed to establish leverage. The Fund also may establish leverage through derivatives and reverse repurchase agreements. The Fund is permitted to invest up to 10% of its gross assets in credit default swaps (“CDS”) on below investment grade corporate securities, senior floating-rate bank loans and/or indices related to such investments to gain exposure to such underlying credits or indices. In addition, the Fund may invest in CDS for risk management purposes, including diversification.
When deemed by the investment adviser to be relevant to its evaluation of creditworthiness and when applicable information is available, the investment adviser considers environmental, social and/or governance issues (referred to as ESG) which may impact the prospects of an issuer (or obligor) or financial performance of an obligation. When considered, one or more ESG issues are taken into account alongside other factors in the investment decision-making process and are not the sole determinant of whether an investment can be made or will remain in the Fund’s portfolio.
Principal Risks
Investment and Market Risk. An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Fund’s shares represents an indirect investment in the securities owned by the Fund, which will generally trade in the over-the-counter (“OTC”) markets. The Fund’s shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.
The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events at war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.
Loans Risk. Loans are traded in a private, unregulated inter-dealer or inter-bank resale market and are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans (thus affecting their liquidity) and may negatively impact the transaction price. See also “Investment and Market Risk” above. It also may take longer than seven days for transactions in loans to settle. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, the nature of the collateral securing the loan and possibly other factors. Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event of such actions or if covenants are breached. The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants. Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks. The Fund may have difficulties and incur expenses enforcing its rights with
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡ — continued

respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S. Loans may be structured such that they are not securities under securities law, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. Loans are also subject to risks associated with other types of income investments, including credit risk and risks of lower rated investments.
Lower Rated Investments Risk. Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) are speculative because of increased credit risk relative to other fixed income investments. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities. Although certain mortgage- and asset-backed securities are guaranteed as to timely payment of interest and principal by a government entity, the market price for such securities is not guaranteed and will fluctuate. The purchase of mortgage- and asset-backed securities issued by non-government entities may entail greater risk than such securities that are issued or guaranteed by a government entity. Mortgage and asset-backed securities issued by non-government entities may offer higher yields than those issued by government entities, but may also be subject to greater volatility than government issues and can also be subject to greater credit risk and the risk of default on the underlying mortgages or other assets. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. Asset-backed securities represent interests in a pool of assets, such as home equity loans, commercial mortgage backed securities (“CMBS”), automobile receivables or credit card receivables, and include collateralized loan obligations (“CLOs”) and stripped securities. Interests in collateralized loan obligations (“CLOs”) are split into two or more portions, called tranches, which vary in risk, maturity, payment priority and yield. Each CLO tranche is entitled to scheduled debt payments from the underlying loans and assumes the risk of a default by the underlying loans. The Fund will indirectly bear any management fees and expenses incurred by a CLO.
U.S. Government Securities Risk. Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. With respect to U.S. government securities that are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if not obligated to do so by law. U.S. Treasury and U.S. Government Agency securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.
Credit Risk. Investments in fixed income and other debt obligations, including loans (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.
Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures. Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.
Benchmark Reference Rates Risk. Many debt securities, derivatives, and other financial instruments utilize benchmark or reference rates for variable interest rate calculations, including the Euro Interbank Offer Rate, Sterling Overnight Index Average Rate, and the Secured Overnight Financing Rate (each a “Reference Rate”). Instruments in which the Fund invests may pay interest at floating rates based on such Reference Rates or may be subject to interest caps or floors based on such Reference Rates. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on such Reference Rates. The elimination of a Reference Rate or any other changes to or reforms of the determination or supervision of Reference Rates could have an adverse impact on the market for, or value of, any instruments or payments linked to those Reference Rates. For example, some Reference Rates, as well as other types of rates and indices, are described as “benchmarks” and have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡ — continued

contracts. As a result, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.
Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country against a particular country or countries, organizations, entities and/or individuals. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.
Emerging Markets Investment Risk. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain sectors. Emerging market securities often involve greater risks than developed market securities. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Emerging markets investments may also include investments through complex structures that may lack transparency.
Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.
Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment. A derivative investment also involves the risks relating to the reference instrument underlying the investment.
When-Issued and Forward Commitment Risk. Securities purchased on a when-issued or forward commitment basis are subject to the risk that when delivered they will be worth less than the agreed upon payment price.
Risks of Repurchase Agreements and Reverse Repurchase Agreements. In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. In a repurchase agreement, such insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities sold to the counterparty or the securities which the Fund purchases with its proceeds from the agreement would affect the value of the Fund’s assets. As a result, such agreements may increase fluctuations in the net asset value of the Fund’s shares. Reverse repurchase agreements, which are economically equivalent to secured borrowings create leverage for the Fund. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
Leverage Risk. Certain Fund transactions may give rise to leverage. Leverage can result from a non-cash exposure to an underlying reference instrument. Leverage can also result from borrowings, issuance of preferred shares or participation in residual interest bond transactions. Leverage can increase both the risk and return potential of the Fund. The use of leverage may cause the Fund to maintain liquid assets or liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Leverage may cause the Fund’s NAV to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund may not be able to adjust its use of leverage rapidly enough to respond to interest rate volatility, inflation, and other changing market conditions. As a result, the Fund’s use of leverage may have a negative impact on the Fund’s performance from time to time. The loss on leveraged investments may substantially exceed the initial investment.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡ — continued

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.
Inflation Risk/Deflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. In addition, during periods of rising inflation, short-term interest rates and the Fund’s cost of leverage would likely increase, reducing returns to the Fund’s shareholders to the extent that such increased cost is not offset by commensurately higher income. Deflation risk is the risk that prices throughout the economy decline over time − the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s investments.
Income Risk. The Fund’s income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund call or redeem the securities during periods of falling interest rates, the Fund if issuers likely would be required to reinvest in securities paying lower interest rates. Similarly, if an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates. The Fund’s ability to distribute income to shareholders will depend on the yield available on the common shares held by the Fund. Changes in the dividend policies of companies held by the Fund could make it difficult for the Fund to provide a predictable level of income.
Call and Reinvestment Risks. If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund would likely replace such called security with a lower yielding security. If that were to happen, it could decrease the Fund’s dividends and possibly could affect the market price of Fund’s shares. Similar risks exist when the Fund invests the proceeds from matured or traded municipal obligations at market interest rates that are below the Fund’s current earnings rate.
ESG Investment Risk. To the extent that the investment adviser considers environmental, social and/or governance ("ESG") issues as a component in its investment decision-making process, the Fund's performance may be impacted. Additionally, the investment adviser’s consideration of ESG issues in its investment decision-making process may require subjective analysis and the ability of the investment adviser to consider ESG issues may be difficult if data about a particular issuer (or obligor) is limited. The investment adviser’s consideration of ESG issues may contribute to the investment adviser’s decision to forgo opportunities to buy certain securities. ESG issues with respect to an issuer (or obligor) or the investment adviser’s assessment of such may change over time.
Cash and Money Market Instruments; Temporary Defensive Positions. The Fund may invest in cash or money market instruments, including high quality short-term instruments or an affiliated investment company that invests in such instruments. During unusual market conditions, including for temporary defensive purposes, the Fund may invest up to 100% of its assets in cash or money market instruments, which may be inconsistent with its investment objective(s) and other policies, and as such, the Fund may not achieve its investment objective(s) during this period. Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.
Market Discount Risk. As with any security, the market value of the common shares may increase or decrease from the amount initially paid for the common shares. The Fund’s common shares have traded both at a premium and at a discount relative to NAV. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This is a risk separate and distinct from the risk that the Fund’s NAV may decrease.
Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions and there is no guarantee that such decisions will produce the desired results or expected returns.
Focused Investment Risk. To the extent the Fund has substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, the Fund’s performance will be more susceptible to any single economic, market, political, or regulatory occurrence affecting those particular securities or issuers or that particular market, industry, group of industries, country, region, group of countries, assets class, or sector than a fund that invests more broadly.
Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡ — continued

The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities, including by taking action intended to increase certain interest rates. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes in government activities in this regard, such as changes in interest rate policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.
Some countries, including the United States, have adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with trade negotiations between the United States and China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, the current strength of the U.S. dollar may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.
Regulators in the United States have proposed and adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of various newly adopted regulations is not currently known. Additionally, it is not currently known whether any of the proposed regulations will be adopted. However, due to the scope of regulations being proposed and adopted, certain of these changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, or adversely impact performance.
Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East, or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.
There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.
Cybersecurity Risk. With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, may disrupt and otherwise adversely affect their business operations. This may result in financial losses to the Fund, impede Fund trading, interfere with the Fund’s ability to calculate its net asset value, interfere with Fund shareholders’ ability to transact business or cause violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Anti-Takeover Provisions. The Fund’s Agreement and Declaration of Trust and Amended and Restated By-Laws (the “By-Laws”) include provisions that could have the effect of making it more difficult to acquire control of the Fund or to change the composition of its Board.
General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
There have been no material changes to the Fund’s investment objective or principal investment strategies since March 31, 2024.
Important Notice to Shareholders
The following information in this annual report is a summary of certain changes since March 1, 2024. This information may not reflect all of the changes that have occurred since you purchased this Fund.
On January 26, 2023, the Board voted to exempt, on a going forward basis, all prior and, until further notice, new acquisitions of Fund shares that otherwise might be deemed “Control Share Acquisitions” under the By-Laws from the provisions of the By-Laws addressing “Control Share Acquisitions.” On October 10, 2024, the Board adopted Amendment No. 2 to the By-Laws to formally eliminate the Control Share Provisions and to make certain related conforming changes.
Catherine C. McDermott, Andrew Szczurowski, Kelley Gerrity, Tara O'Brien, Justin H. Bourgette and Clifton Bowie (“Bo”) Hunt comprise the Fund's portfolio management team. From April 18, 2024 through March 1, 2025, Mr. Hunt served as a portfolio manager to the Fund as an employee of Morgan Stanley Investment Management Limited (“MSIM Ltd.”), an affiliate of Eaton Vance Management (“EVM”) that served as a sub-adviser to the Fund during that period. Effective March 1, 2025, in connection with a relocation, Mr. Hunt serves as a portfolio manager to the Fund as an employee of EVM. In connection with this change, the sub-advisory agreement between EVM and MSIM Ltd. relating to the Fund has been terminated. Mr. Bourgette became a portfolio manager of the Fund effective March 31, 2025.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.
‡	The information contained herein is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares. Common shares of the Fund are available for purchase and sale only at current market prices in secondary market trading.

[1]	Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities.The Blended Index consists of 33.33% Morningstar® LSTA® US Leveraged Loan IndexSM, 33.33% ICE BofA Single-B U.S. High Yield Index and 33.34% ICE BofA U.S. Mortgage-Backed Securities Index, rebalanced monthly. Morningstar® LSTA® US Leveraged Loan IndexSM is an unmanaged index of the institutional leveraged loan market. Morningstar® LSTA® Leveraged Loan indices are a product of Morningstar, Inc. (“Morningstar”) and have been licensed for use. Morningstar® is a registered trademark of Morningstar licensed for certain use. Loan Syndications and Trading Association® and LSTA® are trademarks of the LSTA licensed for certain use by Morningstar, and further sublicensed by Morningstar for certain use. Neither Morningstar nor LSTA guarantees the accuracy and/or completeness of the Morningstar® LSTA® US Leveraged Loan IndexSM or any data included therein, and shall have no liability for any errors, omissions, or interruptions therein. ICE BofA Single-B U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds with a credit quality rating of B. ICE BofA U.S. Mortgage-Backed Securities Index is an unmanaged index of fixed rate residential mortgage pass-through securities issued by U.S. agencies. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Performance results reflect the effects of leverage. Included in the average annual total return at NAV for the ten-year period is the impact of the 2018 tender and repurchase of a portion of the Fund’s Auction Preferred Shares (APS) at 92% of the Fund’s APS per share liquidation preference. Had this transaction not occurred, the total return at NAV would be lower for the Fund. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower. Pursuant to the Fund’s Dividend Reinvestment Plan, if the NAV per share on the distribution payment date is equal to or less than the market price per share plus estimated brokerage commissions, then new shares are issued. The number of shares shall be determined by the greater of the NAV per share or 95% of the market price. Otherwise, shares generally are purchased on the open market by the Plan’s agent.
[3]	The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.
[4]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions in any period may be more or less than the net return earned by the Fund on its investments, and therefore should not be used as a measure of performance or confused with “yield” or “income.” Distributions in excess of Fund returns may include a return of capital which, over time, will cause the Fund’s net assets and net asset value per share to erode. When the Fund’s distributions include amounts from sources other than net investment income, shareholders are notified. The final determination of the tax characteristics of Fund distributions will occur after the end of the year, at which time that determination will be reported to shareholders.
[5]	Leverage represents the liquidation value of the Fund’s APS and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus APS and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.
Fund profile subject to change due to active management.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Portfolio of Investments

Asset-Backed Securities — 12.2%
Security	Principal Amount (000's omitted)	Value
Aimco CLO 11 Ltd., Series 2020-11A, Class D1R2, 7.253%, (3 mo. SOFR + 2.95%), 7/17/37(1)(2)	$3,000	$ 3,009,885
AMMC CLO 15 Ltd., Series 2014-15A, Class ERR, 11.474%, (3 mo. SOFR + 7.172%), 1/15/32(1)(2)	500	499,146
ARES XXXIV CLO Ltd., Series 2015-2A, Class ER, 11.415%, (3 mo. SOFR + 7.112%), 4/17/33(1)(2)	2,000	1,996,220
Babson CLO Ltd., Series 2022-4A, Class D1R, 7.543%, (3 mo. SOFR + 3.25%), 10/20/37(1)(2)	2,000	2,002,542
Benefit Street Partners CLO XII-B Ltd., Series 2017-12BRA, Class D1, 7.352%, (3 mo. SOFR + 3.05%), 10/15/37(1)(2)	2,000	2,004,006
Benefit Street Partners CLO XV Ltd., Series 2018-15A, Class D2R, 8.802%, (3 mo. SOFR + 4.50%), 7/15/37(1)(2)	1,000	1,006,838
Benefit Street Partners CLO XVIII Ltd., Series 2019-18A, Class ER, 11.314%, (3 mo. SOFR + 7.012%), 10/15/34(1)(2)	4,500	4,515,835
Benefit Street Partners CLO XXII Ltd., Series 2020-22A, Class ER, 11.22%, (3 mo. SOFR + 6.93%), 4/20/35(1)(2)	2,000	2,019,490
Benefit Street Partners CLO XXXII Ltd.:
Series 2023-32A, Class D, 8.55%, (3 mo. SOFR + 4.25%), 10/25/36(1)(2)	3,000	3,032,967
Series 2023-32A, Class E, 11.65%, (3 mo. SOFR + 7.35%), 10/25/36(1)(2)	2,000	2,031,238
BlueMountain CLO Ltd.:
Series 2016-3A, Class ER, 10.535%, (3 mo. SOFR + 6.212%), 11/15/30(1)(2)	2,000	1,819,238
Series 2018-1A, Class E, 10.499%, (3 mo. SOFR + 6.212%), 7/30/30(1)(2)	1,000	854,378
BlueMountain CLO XXIV Ltd., Series 2019-24A, Class ER, 11.395%, (3 mo. SOFR + 7.102%), 4/20/34(1)(2)	1,000	917,499
BlueMountain CLO XXVI Ltd., Series 2019-26A, Class ER, 11.685%, (3 mo. SOFR + 7.392%), 10/20/34(1)(2)	2,500	2,462,635
BlueMountain CLO XXX Ltd., Series 2020-30A, Class ER, 11.002%, (3 mo. SOFR + 6.70%), 4/15/35(1)(2)	2,000	1,914,558
BlueMountain CLO XXXIV Ltd., Series 2022-34A, Class E, 11.84%, (3 mo. SOFR + 7.55%), 4/20/35(1)(2)	1,000	985,068
Brookhaven Park CLO Ltd., Series 2024-1A, Class D, 7.893%, (3 mo. SOFR + 3.60%), 4/19/37(1)(2)	3,000	3,018,507
Bryant Park Funding Ltd., Series 2023-21A, Class D, 9.743%, (3 mo. SOFR + 5.45%), 10/18/36(1)(2)	3,000	3,047,040
Canyon Capital CLO Ltd., Series 2016-2A, Class ER, 10.564%, (3 mo. SOFR + 6.262%), 10/15/31(1)(2)	3,350	3,309,894
Carlyle C17 CLO Ltd., Series C17A, Class DR, 10.549%, (3 mo. SOFR + 6.262%), 4/30/31(1)(2)	1,750	1,689,123
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-3A, Class DR2, 11.049%, (3 mo. SOFR + 6.762%), 1/14/32(1)(2)	2,000	1,974,550
Series 2014-4RA, Class D, 10.214%, (3 mo. SOFR + 5.912%), 7/15/30(1)(2)	1,250	1,197,716
Security	Principal Amount (000's omitted)	Value
Carlyle Global Market Strategies CLO Ltd.: (continued)
Series 2015-5A, Class DR, 11.255%, (3 mo. SOFR + 6.962%), 1/20/32(1)(2)	$1,000	$ 991,708
Carlyle U.S. CLO Ltd.:
Series 2022-6A, Class DR, 9.05%, (3 mo. SOFR + 4.75%), 10/25/36(1)(2)	5,400	5,482,372
Series 2022-6A, Class ER, 12.20%, (3 mo. SOFR + 7.90%), 10/25/36(1)(2)	2,000	2,006,320
Dryden 41 Senior Loan Fund, Series 2015-41A, Class ER, 9.864%, (3 mo. SOFR + 5.562%), 4/15/31(1)(2)	2,000	1,874,444
Dryden 42 Senior Loan Fund, Series 2016-42A, Class ERR, 10.802%, (3 mo. SOFR + 6.50%), 7/15/37(1)(2)	1,000	1,001,816
Elmwood CLO 14 Ltd., Series 2022-1A, Class E, 10.643%, (3 mo. SOFR + 6.35%), 4/20/35(1)(2)	1,000	1,003,340
Elmwood CLO 32 Ltd., Series 2024-8A, Class D1, 7.647%, (3 mo. SOFR + 2.85%), 10/18/37(1)(2)	3,000	3,000,621
Elmwood CLO VI Ltd., Series 2020-3A, Class D2RR, 8.643%, (3 mo. SOFR + 4.35%), 7/18/37(1)(2)	1,000	1,004,779
Elmwood CLO VIII Ltd., Series 2021-1A, Class DR, 8.093%, (3 mo. SOFR + 3.80%), 4/20/37(1)(2)	4,000	4,029,684
Galaxy 33 CLO Ltd., Series 2024-33A, Class D1, 7.843%, (3 mo. SOFR + 3.55%), 4/20/37(1)(2)	2,000	2,017,136
Galaxy XV CLO Ltd., Series 2013-15A, Class ER, 11.209%, (3 mo. SOFR + 6.907%), 10/15/30(1)(2)	3,275	3,274,679
Galaxy XXI CLO Ltd., Series 2015-21A, Class ER, 9.805%, (3 mo. SOFR + 5.512%), 4/20/31(1)(2)	1,100	1,101,712
Golub Capital Partners CLO 50B-R Ltd., Series 2020-50A, Class ER, 11.393%, (3 mo. SOFR + 7.10%), 4/20/35(1)(2)	2,000	1,994,838
Golub Capital Partners CLO 72 B Ltd., Series 2024-72A, Class D, 8.30%, (3 mo. SOFR + 4.00%), 4/25/37(1)(2)	2,000	2,017,282
Harvest U.S. CLO Ltd., Series 2024-2A, Class D1, 8.059%, (3 mo. SOFR + 3.25%), 10/15/37(1)(2)	3,000	3,003,873
Madison Park Funding LV Ltd., Series 2022-55A, Class D1R, 7.443%, (3 mo. SOFR + 3.15%), 7/18/37(1)(2)	3,000	3,008,616
Madison Park Funding XXXVI Ltd., Series 2019-36A, Class ERR, 9.898%, (3 mo. SOFR + 5.60%), 4/15/35(1)(2)	3,000	2,948,280
Madison Park Funding XXXVII Ltd., Series 2019-37A, Class ER2, 10.902%, (3 mo. SOFR + 6.60%), 4/15/37(1)(2)	3,500	3,509,660
Magnetite XXII Ltd.:
Series 2019-22A, Class DJ, 8.452%, (3 mo. SOFR + 4.15%), 7/15/36(1)(2)	1,000	1,006,252
Series 2019-22A, Class DRR, 7.202%, (3 mo. SOFR + 2.90%), 7/15/36(1)(2)	3,000	3,005,865
Marble Point CLO XIX Ltd., Series 2020-3A, Class DR, 8.293%, (3 mo. SOFR + 4.00%), 1/19/34(1)(2)	3,000	2,988,600
Neuberger Berman Loan Advisers CLO 48 Ltd., Series 2022-48A, Class E, 10.80%, (3 mo. SOFR + 6.50%), 4/25/36(1)(2)	2,000	2,006,656
NRZ Excess Spread-Collateralized Notes, Series 2021-GNT1, Class A, 3.474%, 11/25/26(1)	1,216	1,174,980

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Oaktree CLO Ltd., Series 2019-4A, Class D2RR, 8.993%, (3 mo. SOFR + 4.70%), 7/20/37(1)(2)	$2,000	$ 2,012,640
OCP CLO Ltd.:
Series 2022-24A, Class D2R, 8.693%, (3 mo. SOFR + 4.40%), 10/20/37(1)(2)	1,500	1,505,814
Series 2023-27A, Class DR, 7.658%, (3 mo. SOFR + 3.35%), 7/16/35(1)(2)	2,000	2,009,234
Series 2024-32A, Class D1, 8.04%, (3 mo. SOFR + 3.75%), 4/23/37(1)(2)	4,000	4,037,484
Octagon 68 Ltd.:
Series 2023-1A, Class D, 8.493%, (3 mo. SOFR + 4.20%), 10/20/36(1)(2)	5,000	5,045,930
Series 2023-1A, Class E, 11.533%, (3 mo. SOFR + 7.24%), 10/20/36(1)(2)	2,000	2,019,276
Palmer Square CLO Ltd.:
Series 2018-1A, Class CR, 8.193%, (3 mo. SOFR + 3.90%), 4/18/37(1)(2)	3,000	3,038,931
Series 2019-1A, Class DR, 11.08%, (3 mo. SOFR + 6.762%), 11/14/34(1)(2)	2,000	2,006,854
Series 2021-3A, Class E, 10.714%, (3 mo. SOFR + 6.412%), 1/15/35(1)(2)	2,500	2,509,962
Series 2023-3A, Class D, 8.993%, (3 mo. SOFR + 4.70%), 1/20/37(1)(2)	3,500	3,542,318
RAD CLO 5 Ltd., Series 2019-5A, Class E, 11.258%, (3 mo. SOFR + 6.962%), 7/24/32(1)(2)	4,550	4,572,072
RAD CLO 22 Ltd., Series 2023-22A, Class D, 9.293%, (3 mo. SOFR + 5.00%), 1/20/37(1)(2)	3,000	3,028,866
Regatta XIII Funding Ltd., Series 2018-2A, Class D, 10.514%, (3 mo. SOFR + 6.212%), 7/15/31(1)(2)	2,000	1,926,194
Regatta XIV Funding Ltd., Series 2018-3A, Class E, 10.512%, (3 mo. SOFR + 6.212%), 10/25/31(1)(2)	1,000	998,518
Sixth Street CLO XXI Ltd., Series 2022-21A, Class D1R, 7.293%, (3 mo. SOFR + 3.00%), 10/21/37(1)(2)	2,000	2,002,570
Vibrant CLO XI Ltd., Series 2019-11A, Class D, 11.325%, (3 mo. SOFR + 7.032%), 7/20/32(1)(2)	575	569,142
Voya CLO Ltd.:
Series 2015-3A, Class DR, 10.755%, (3 mo. SOFR + 6.462%), 10/20/31(1)(2)	3,000	2,848,881
Series 2016-3A, Class DR, 10.635%, (3 mo. SOFR + 6.342%), 10/18/31(1)(2)	1,400	1,264,201
Series 2024-2A, Class D, 7.493%, (3 mo. SOFR + 3.20%), 7/20/37(1)(2)	2,000	2,009,872
Wellfleet CLO Ltd., Series 2020-1A, Class D, 11.804%, (3 mo. SOFR + 7.502%), 4/15/33(1)(2)	2,000	1,859,460
Total Asset-Backed Securities (identified cost $147,702,546)		$ 147,570,105

Closed-End Funds — 1.8%
Security	Shares	Value
BlackRock Corporate High Yield Fund, Inc.	2,188,579	$ 20,966,587
Total Closed-End Funds (identified cost $26,062,179)		$ 20,966,587

Collateralized Mortgage Obligations — 34.0%
Security	Principal Amount (000's omitted)	Value
Cascade MH Asset Trust, Series 2022-MH1, Class A, 4.25% to 7/25/27, 8/25/54(1)(3)	$2,544	$ 2,456,274
Champs Trust:
Series 2024-1, Class A, 10.113%, 7/25/59(1)(4)	9,590	9,938,753
Series 2024-2, Class A, 9.07%, 11/25/59(1)(4)	10,313	10,759,396
Series 2025-1, Class A, 8.506%, 4/25/60(1)(4)	11,783	12,250,846
Federal Home Loan Mortgage Corp.:
Series 2113, Class QG, 6.00%, 1/15/29	80	80,528
Series 2122, Class K, 6.00%, 2/15/29	14	13,824
Series 2130, Class K, 6.00%, 3/15/29	9	9,474
Series 2167, Class BZ, 7.00%, 6/15/29	8	8,501
Series 2182, Class ZB, 8.00%, 9/15/29	100	103,426
Series 2198, Class ZA, 8.50%, 11/15/29	64	65,789
Series 2458, Class ZB, 7.00%, 6/15/32	240	251,292
Series 3762, Class SH, 1.066%, (9.771% - 30-day SOFR Average x 2.00), 11/15/40(5)	338	284,105
Series 4273, Class PU, 4.00%, 11/15/43	2,263	1,945,793
Series 4273, Class SP, 0.088%, (11.695% - 30-day SOFR Average x 2.667), 11/15/43(5)	503	412,238
Series 4678, Class PC, 3.00%, 1/15/46	1,908	1,793,307
Series 5083, Class SK, 0.00%, (3.867% - 30-day SOFR Average x 1.333, Floor 0.00%), 3/25/51(5)	2,047	1,161,735
Series 5327, Class B, 6.00%, 8/25/53	5,000	5,126,194
Series 5353, Class AZ, 6.50%, 11/25/53	2,192	2,340,292
Series 5410, Class KY, 6.00%, 5/25/54	36,000	37,332,439
Series 5414, Class CZ, 5.50%, 5/25/54	10,516	10,478,456
Series 5424, Class CZ, 6.00%, 6/25/54	16,048	16,643,299
Series 5428, Class Z, 6.00%, 7/25/54	4,184	4,309,250
Series 5429, Class DZ, 6.00%, 7/25/54	3,138	3,232,797
Series 5453, Class DZ, 5.50%, 9/25/54	5,163	5,015,652
Series 5478, Class SG, 5.963%, (15.51% - 30-day SOFR Average x 2.20), 12/25/54(5)	7,879	8,052,536
Series 5500, Class SC, 7.981%, (21.00% - 30-day SOFR Average x 3.00), 10/25/54(5)	7,852	8,454,920
Series 5508, Class AS, 7.981%, (21.00% - 30-day SOFR Average x 3.00), 2/25/55(5)	7,840	8,462,089
Series 5508, Class DS, 7.981%, (21.00% - 30-day SOFR Average x 3.00), 2/25/55(5)	4,324	4,767,511
Series 5508, Class SC, 7.981%, (21.00% - 30-day SOFR Average x 3.00), 2/25/55(5)	9,792	10,731,197
Series 5513, Class MQ, 8.131%, (30-day SOFR Average + 3.95%), 6/25/54(5)	9,925	10,159,340
Series 5516, Class HZ, 6.00%, 3/25/55	10,050	10,471,026
Series 5535, Class MB, (30-day SOFR Average + 4.05%), 5/25/55(6)	4,000	4,058,748
Interest Only:(7)
Series 284, Class S6, 1.637%, (5.986% - 30-day SOFR Average), 10/15/42(5)	932	96,833
Series 362, Class C7, 3.50%, 9/15/47	3,833	746,685
Series 362, Class C11, 4.00%, 12/15/47	3,511	789,384
Series 4067, Class JI, 3.50%, 6/15/27	214	5,448
Series 4070, Class S, 1.637%, (5.986% - 30-day SOFR Average), 6/15/32(5)	1,720	103,859
Series 4094, Class CS, 1.537%, (5.886% - 30-day SOFR Average), 8/15/42(5)	480	48,629
Series 4095, Class HS, 1.637%, (5.986% - 30-day SOFR Average), 7/15/32(5)	284	10,301

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Interest Only: (continued)
Series 4109, Class ES, 1.687%, (6.036% - 30-day SOFR Average), 12/15/41(5)	$81	$ 8,720
Series 4110, Class SA, 1.187%, (5.536% - 30-day SOFR Average), 9/15/42(5)	1,521	102,237
Series 4149, Class S, 1.787%, (6.136% - 30-day SOFR Average), 1/15/33(5)	919	59,336
Series 4188, Class AI, 3.50%, 4/15/28	144	2,782
Series 4203, Class QS, 1.787%, (6.136% - 30-day SOFR Average), 5/15/43(5)	1,827	133,358
Series 4408, Class IP, 3.50%, 4/15/44	1,229	149,973
Series 4435, Class BI, 3.50%, 7/15/44	2,325	325,171
Series 4629, Class QI, 3.50%, 11/15/46	1,066	193,410
Series 4644, Class TI, 3.50%, 1/15/45	1,089	136,127
Series 4744, Class IO, 4.00%, 11/15/47	1,801	373,140
Series 4749, Class IL, 4.00%, 12/15/47	800	166,038
Series 4793, Class SD, 1.737%, (6.086% - 30-day SOFR Average), 6/15/48(5)	3,710	454,505
Series 4966, Class SY, 1.596%, (5.936% - 30-day SOFR Average), 4/25/50(5)	10,135	1,352,571
Principal Only:(8)
Series 242, Class PO, 0.00%, 11/15/36	1,477	1,204,463
Series 259, Class PO, 0.00%, 4/15/39	965	772,093
Series 3606, Class PO, 0.00%, 12/15/39	951	741,783
Series 4417, Class KO, 0.00%, 12/15/43	184	128,038
Series 4478, Class PO, 0.00%, 5/15/45	534	391,264
Federal National Mortgage Association:
Series 1996-57, Class Z, 7.00%, 12/25/26	21	20,757
Series 1997-77, Class Z, 7.00%, 11/18/27	28	28,255
Series 1998-44, Class ZA, 6.50%, 7/20/28	37	38,327
Series 1999-45, Class ZG, 6.50%, 9/25/29	11	11,437
Series 2000-22, Class PN, 6.00%, 7/25/30	169	171,911
Series 2002-21, Class PE, 6.50%, 4/25/32	133	137,769
Series 2005-75, Class CS, 6.383%, (23.742% - 30-day SOFR Average x 4.00), 9/25/35(5)	436	491,005
Series 2007-74, Class AC, 5.00%, 8/25/37	1,595	1,606,476
Series 2011-49, Class NT, 6.00%, (64.855% - 30-day SOFR Average x 10.00, Cap 6.00%), 6/25/41(5)	178	172,984
Series 2012-134, Class ZT, 2.00%, 12/25/42	1,309	943,708
Series 2013-6, Class TA, 1.50%, 1/25/43	833	745,896
Series 2013-67, Class NF, 5.00%, (30-day SOFR Average + 1.114%, Cap 5.00%), 7/25/43(2)	947	904,999
Series 2017-15, Class LE, 3.00%, 6/25/46	357	349,831
Series 2017-48, Class LG, 2.75%, 5/25/47	1,228	1,085,500
Series 2019-29, Class WC, 1.734%, 6/25/48(4)	815	0
Series 2024-90, Class ES, 6.073%, (15.620% - 30-day SOFR Average x 2.20), 10/25/54(5)	9,959	10,522,689
Series 2024-98, Class J, 0.125%, 12/25/53	19,426	15,861,811
Interest Only:(7)
Series 2011-101, Class IC, 3.50%, 10/25/26	298	3,316
Series 2011-101, Class IE, 3.50%, 10/25/26	97	1,049
Series 2012-33, Class CI, 3.50%, 3/25/27	10	0
Series 2012-118, Class IN, 3.50%, 11/25/42	2,494	478,537
Series 2012-124, Class IO, 1.675%, 11/25/42(4)	864	39,131
Series 2012-125, Class IG, 3.50%, 11/25/42	7,871	1,601,137
Series 2012-150, Class SK, 1.696%, (6.036% - 30-day SOFR Average), 1/25/43(5)	1,425	158,343
Series 2013-12, Class SP, 1.196%, (5.536% - 30-day SOFR Average), 11/25/41(5)	191	3,338
Security	Principal Amount (000's omitted)	Value
Interest Only: (continued)
Series 2013-15, Class DS, 1.746%, (6.086% - 30-day SOFR Average), 3/25/33(5)	$2,532	$ 147,078
Series 2013-16, Class SY, 1.696%, (6.036% - 30-day SOFR Average), 3/25/43(5)	805	90,746
Series 2013-64, Class PS, 1.796%, (6.136% - 30-day SOFR Average), 4/25/43(5)	1,006	81,257
Series 2013-75, Class SC, 1.796%, (6.136% - 30-day SOFR Average), 7/25/42(5)	1,026	26,130
Series 2014-32, Class EI, 4.00%, 6/25/44	299	55,537
Series 2014-55, Class IN, 3.50%, 7/25/44	602	113,037
Series 2014-89, Class IO, 3.50%, 1/25/45	809	154,481
Series 2015-52, Class MI, 3.50%, 7/25/45	708	135,309
Series 2018-21, Class IO, 3.00%, 4/25/48	3,353	563,162
Series 2019-1, Class AS, 1.546%, (5.886% - 30-day SOFR Average), 2/25/49(5)	5,257	401,845
Series 2019-33, Class SK, 1.596%, (5.936% - 30-day SOFR Average), 7/25/49(5)	3,508	373,274
Series 2020-23, Class SP, 1.596%, (5.936% - 30-day SOFR Average), 2/25/50(5)	3,130	420,612
Principal Only:(8)
Series 379, Class 1, 0.00%, 5/25/37	908	734,750
Series 2006-8, Class WQ, 0.00%, 3/25/36	1,465	1,202,225
Government National Mortgage Association:
Series 2017-121, Class DF, 4.934%, (1 mo. SOFR + 0.614%, Cap 5.00%), 8/20/47(2)	2,665	2,597,303
Series 2017-137, Class AF, 4.934%, (1 mo. SOFR + 0.614%, Cap 5.00%), 9/20/47(2)	1,389	1,353,378
Series 2018-6, Class JZ, 4.00%, 1/20/48	5,526	4,347,760
Series 2021-165, Class MZ, 2.50%, 9/20/51	9,561	5,788,269
Series 2022-189, Class US, 6.804%, (22.733% - 30-day SOFR Average x 3.667), 11/20/52(5)	3,663	3,954,801
Series 2023-56, Class ZE, 6.00%, 4/20/53	11,216	11,687,284
Series 2023-63, Class S, 6.621%, (22.55% - 30-day SOFR Average x 3.667), 5/20/53(5)	3,474	3,681,545
Series 2023-65, Class SD, 6.621%, (22.55% - 30-day SOFR Average x 3.667), 5/20/53(5)	4,991	5,354,748
Series 2023-96, Class BL, 6.00%, 7/20/53	4,326	4,448,474
Series 2023-96, Class DB, 6.00%, 7/20/53	2,500	2,607,463
Series 2023-97, Class CB, 6.00%, 7/20/53	10,000	10,240,079
Series 2023-99, Class AL, 6.00%, 7/20/53	2,500	2,607,379
Series 2023-102, Class SG, 6.356%, (22.546% - 30-day SOFR Average x 3.727), 7/20/53(5)	6,075	6,217,276
Series 2023-115, Class AL, 6.00%, 8/20/53	8,500	8,730,685
Series 2023-116, Class CY, 6.00%, 8/20/53	5,000	5,109,154
Series 2023-133, Class S, 8.567%, (21.60% - 30-day SOFR Average x 3.00), 9/20/53(5)	3,074	3,278,910
Series 2023-149, Class S, 8.417%, (21.45% - 30-day SOFR Average x 3.00), 10/20/53(5)	3,508	3,827,207
Series 2023-150, Class AS, 10.802%, (27.528% - 30-day SOFR Average x 3.85), 10/20/53(5)	1,931	2,174,093
Series 2023-153, Class SM, 10.623%, (28.00% - 30-day SOFR Average x 4.00), 10/20/53(5)	2,416	2,719,594
Series 2023-164, Class EL, 6.00%, 11/20/53	6,000	6,222,302
Series 2023-165, Class DY, 6.00%, 11/20/53	12,000	12,437,419
Series 2023-165, Class EY, 6.50%, 11/20/53	30,000	31,650,102
Series 2023-173, Class AX, 6.00%, 11/20/53	6,000	6,222,320
Series 2023-181, Class CL, 6.50%, 11/20/53	2,000	2,136,747
Series 2023-182, Class EL, 6.00%, 12/20/53	3,000	3,115,477
Interest Only:(7)
Series 2017-104, Class SD, 1.766%, (6.086% - 1 mo. SOFR), 7/20/47(5)	2,071	255,730

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Interest Only: (continued)
Series 2020-151, Class AI, 2.00%, 10/20/50	$10,528	$ 1,275,565
Series 2020-154, Class PI, 2.50%, 10/20/50	9,414	1,268,388
Series 2020-176, Class HI, 2.50%, 11/20/50	11,038	1,492,926
Series 2021-131, Class QI, 3.00%, 7/20/51	8,334	1,134,015
Series 2021-193, Class IU, 3.00%, 11/20/49	18,047	2,597,714
Series 2021-209, Class IW, 3.00%, 11/20/51	11,758	1,607,392
JPM Lending Facility, 11.323%, (SOFR + 7.00%), 7/15/29(2)	8,250	8,274,073
Total Collateralized Mortgage Obligations (identified cost $434,292,610)		$ 409,960,396

Commercial Mortgage-Backed Securities — 4.6%
Security	Principal Amount (000's omitted)	Value
BAMLL Commercial Mortgage Securities Trust:
Series 2019-BPR, Class ENM, 3.719%, 11/5/32(1)(4)	$910	$ 580,292
Series 2019-BPR, Class FNM, 3.719%, 11/5/32(1)(4)	3,505	913,746
BBCMS Mortgage Trust, Series 2017-C1, Class D, 3.548%, 2/15/50(1)(4)	2,200	1,433,352
BX Commercial Mortgage Trust, Series 2021-VOLT, Class C, 5.534%, (1 mo. SOFR + 1.214%), 9/15/36(1)(2)	2,000	1,976,434
CFCRE Commercial Mortgage Trust:
Series 2016-C3, Class C, 4.743%, 1/10/48(4)	1,300	1,261,363
Series 2016-C3, Class D, 3.052%, 1/10/48(1)(4)	3,500	3,254,615
COMM Mortgage Trust:
Series 2013-CR11, Class D, 4.464%, 8/10/50(1)(4)	5,910	5,659,088
Series 2015-CR22, Class D, 4.044%, 3/10/48(1)(4)	4,100	3,148,243
CSMC Trust:
Series 2016-NXSR, Class C, 4.421%, 12/15/49(4)	2,770	2,463,462
Series 2016-NXSR, Class D, 4.421%, 12/15/49(1)(4)	3,000	2,304,503
Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10, 7.704%, (30-day SOFR Average + 3.364%), 10/25/49(1)(2)	1,406	1,430,574
Fontainebleau Miami Beach Mortgage Trust, Series 2024-FBLU, Class G, 9.969%, (1 mo. SOFR + 5.65%), 12/15/39(1)(2)	5,000	5,023,322
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22, Class D, 4.51%, 9/15/47(1)(4)	1,376	927,452
Series 2014-C23, Class D, 3.966%, 9/15/47(1)(4)	3,488	3,056,314
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2013-C13, Class D, 3.984%, 1/15/46(1)(4)	338	319,542
Series 2013-C16, Class D, 4.558%, 12/15/46(1)(4)	2,572	2,420,383
Series 2014-DSTY, Class B, 3.771%, 6/10/27(1)	2,600	150,163
Series 2021-MHC, Class C, 5.985%, (1 mo. SOFR + 1.664%), 4/15/38(1)(2)	1,900	1,896,733
Security	Principal Amount (000's omitted)	Value
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class B, 4.225%, 6/15/47(4)(9)	$39	$ 38,658
Series 2015-C23, Class D, 4.137%, 7/15/50(1)(4)(9)	2,670	2,572,543
Series 2016-C29, Class D, 3.00%, 5/15/49(1)(9)	3,577	2,922,877
Series 2016-C32, Class D, 3.396%, 12/15/49(1)(4)(9)	1,600	1,221,020
Morgan Stanley Capital I Trust, Series 2016-UBS12, Class D, 3.312%, 12/15/49(1)(9)	4,489	2,565,511
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class D, 3.859%, 4/10/46(1)(4)	3,764	3,260,091
Wells Fargo Commercial Mortgage Trust:
Series 2015-C31, Class D, 3.852%, 11/15/48	2,475	2,174,881
Series 2016-C35, Class D, 3.142%, 7/15/48(1)	1,850	1,672,783
Series 2016-C36, Class D, 2.942%, 11/15/59(1)	1,500	1,075,066
Total Commercial Mortgage-Backed Securities (identified cost $63,085,470)		$ 55,723,011

Common Stocks — 0.9%
Security	Shares	Value
Aerospace and Defense — 0.0%
IAP Worldwide Services LLC(10)(11)(12)	31	$ 0
		$ 0
Commercial Services & Supplies — 0.0%†
Monitronics International, Inc.(11)(12)	26,092	$ 345,719
Phoenix Services International LLC(11)(12)	17,026	68,104
Phoenix Services International LLC(11)(12)	1,554	6,216
		$ 420,039
Containers and Glass Products — 0.0%†
LG Parent Holding Co.(11)(12)	166,175	$ 339,329
		$ 339,329
Diversified Financial Services — 0.0%
Sprint IntermediateCo BV(10)(11)(12)	6,079	$ 0
Sprint IntermediateCo BV(10)(11)(12)	16,949	0
		$ 0
Electronic Equipment, Instruments & Components — 0.1%
Range Red Acquisitions LLC, Class A1(10)(11)(12)	516	$ 1,152,847
		$ 1,152,847
Electronics/Electrical — 0.0%†
Skillsoft Corp.(11)(12)	7,153	$ 137,624
		$ 137,624
Energy — 0.1%
Enviva LLC(11)(13)	58,260	$ 917,595
		$ 917,595

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Portfolio of Investments — continued

Security	Shares	Value
Entertainment — 0.0%†
New Cineworld Ltd.(11)(12)	12,854	$ 276,040
		$ 276,040
Health Care — 0.1%
Akorn Holding Co. LLC(10)(11)(12)	42,374	$ 0
Envision Parent, Inc.(11)(12)	146,518	1,636,093
		$ 1,636,093
Household Durables — 0.2%
Serta Simmons Bedding, Inc.(11)(12)	246,099	$ 2,337,940
Serta SSB Equipment Co.(10)(11)(12)	246,099	0
		$ 2,337,940
Investment Companies — 0.0%†
Aegletes BV(11)(12)	11,215	$ 7,312
		$ 7,312
Nonferrous Metals/Minerals — 0.1%
ACNR Holdings, Inc., Class A(12)	7,669	$ 580,447
		$ 580,447
Oil and Gas — 0.0%†
AFG Holdings, Inc.(10)(11)(12)	29,751	$ 0
Frontera Energy Corp.	634	2,961
		$ 2,961
Pharmaceuticals — 0.3%
Endo, Inc.(11)(12)	12,600	$ 302,400
Mallinckrodt International Finance SA(11)(12)	31,584	2,863,627
		$ 3,166,027
Retail — 0.0%
Jubilee Enterprise PCL, Class A1(10)(11)(12)	807	$ 0
Jubilee Enterprise PCL, Class A2(10)(11)(12)	644,824	0
		$ 0
Retailers (Except Food and Drug) — 0.0%
Phillips Feed Service, Inc.(10)(11)(12)	582	$ 0
		$ 0
Telecommunications — 0.0%
GEE Acquisition Holdings Corp.(10)(11)(12)	37,259	$ 0
		$ 0
Total Common Stocks (identified cost $13,588,266)		$ 10,974,254

Convertible Bonds — 0.2%
Security	Principal Amount* (000's omitted)	Value
Energy — 0.1%
XPLR Infrastructure LP, 2.50%, 6/15/26(1)	1,205	$ 1,151,980
		$ 1,151,980
Security	Principal Amount* (000's omitted)		Value
Internet Software & Services — 0.0%†
Delivery Hero SE:
2.125%, 3/10/29(14)	EUR	300	$ 286,181
3.25%, 2/21/30(14)	EUR	100	104,660
			$ 390,841
Real Estate Investment Trusts (REITs) — 0.1%
Pebblebrook Hotel Trust, 1.75%, 12/15/26		795	$ 744,915
			$ 744,915
Total Convertible Bonds (identified cost $2,267,581)			$ 2,287,736

Corporate Bonds — 47.4%
Security	Principal Amount* (000's omitted)		Value
Aerospace and Defense — 1.1%
Bombardier, Inc.:
7.00%, 6/1/32(1)		710	$ 707,816
7.25%, 7/1/31(1)		825	828,838
7.875%, 4/15/27(1)		708	711,125
8.75%, 11/15/30(1)		1,125	1,187,494
Moog, Inc., 4.25%, 12/15/27(1)		955	920,911
TransDigm, Inc.:
4.625%, 1/15/29		2,965	2,817,394
5.50%, 11/15/27		2,552	2,524,868
6.375%, 3/1/29(1)		650	657,439
6.625%, 3/1/32(1)		1,045	1,059,624
6.75%, 8/15/28(1)		1,812	1,840,728
			$ 13,256,237
Agriculture — 0.1%
Darling Ingredients, Inc., 6.00%, 6/15/30(1)		814	$ 809,771
			$ 809,771
Air Transport — 0.1%
Deutsche Lufthansa AG, 4.382% to 2/12/26, 8/12/75(14)(15)	EUR	200	$ 216,811
Gatwick Airport Finance PLC, 4.375%, 4/7/26(14)	GBP	300	381,567
Heathrow Finance PLC:
4.125%, 9/1/29(14)	GBP	100	117,818
6.625%, 3/1/31(14)	GBP	220	281,819
			$ 998,015
Airlines — 0.2%
VistaJet Malta Finance PLC/Vista Management Holding, Inc.:
6.375%, 2/1/30(1)		2,806	$ 2,461,679
9.50%, 6/1/28(1)		494	489,498
			$ 2,951,177

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Apparel & Luxury Goods — 0.1%
Champ Acquisition Corp., 8.375%, 12/1/31(1)		1,366	$ 1,414,542
			$ 1,414,542
Automotive — 1.4%
Asbury Automotive Group, Inc.:
4.625%, 11/15/29(1)		512	$ 480,293
4.75%, 3/1/30		1,134	1,061,913
5.00%, 2/15/32(1)		217	196,967
Clarios Global LP/Clarios U.S. Finance Co.:
4.375%, 5/15/26(14)	EUR	150	162,137
6.25%, 5/15/26(1)		666	666,220
6.75%, 2/15/30(1)		715	722,436
8.50%, 5/15/27(1)		3,484	3,491,349
Dana Financing Luxembourg SARL, 8.50%, 7/15/31(14)	EUR	100	116,871
Forvia SE:
2.75%, 2/15/27(14)	EUR	100	104,893
5.50%, 6/15/31(14)	EUR	223	232,894
8.00%, 6/15/30(1)(6)		200	197,671
Goodyear Tire & Rubber Co., 5.00%, 7/15/29		1,433	1,330,750
IHO Verwaltungs GmbH:
6.375%, (6.375% cash or 7.125% PIK), 5/15/29(1)(16)		200	193,413
7.00%, (7.00% cash or 7.75% PIK), 11/15/31(14)(16)	EUR	100	111,041
8.75%, (8.75% cash or 9.50% PIK), 5/15/28(14)(16)	EUR	100	113,131
Lithia Motors, Inc.:
3.875%, 6/1/29(1)		651	596,651
4.375%, 1/15/31(1)		1,171	1,061,837
4.625%, 12/15/27(1)		514	498,349
Mahle GmbH, 6.50%, 5/2/31(14)	EUR	100	106,957
RCI Banque SA:
4.75% to 12/24/31, 3/24/37(14)(15)	EUR	100	107,977
5.50% to 7/9/29, 10/9/34(14)(15)	EUR	100	112,697
Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29(1)		2,173	1,713,479
Renault SA, 2.375%, 5/25/26(14)	EUR	100	107,217
Sonic Automotive, Inc.:
4.625%, 11/15/29(1)		1,297	1,195,588
4.875%, 11/15/31(1)		1,081	971,446
TI Automotive Finance PLC, 3.75%, 4/15/29(14)	EUR	185	200,824
Volkswagen International Finance NV, 7.875% to 9/6/32(14)(15)(17)	EUR	200	241,483
ZF Finance GmbH, 5.75%, 8/3/26(14)	EUR	100	110,024
ZF North America Capital, Inc.:
6.75%, 4/23/30(1)		150	142,711
6.875%, 4/23/32(1)		150	139,344
			$ 16,488,563
Beverages — 0.1%
Primo Water Holdings, Inc./Triton Water Holdings, Inc., 6.25%, 4/1/29(1)		1,712	$ 1,708,905
			$ 1,708,905
Building and Development — 2.5%
Ashton Woods USA LLC/Ashton Woods Finance Co.:
4.625%, 8/1/29(1)		392	$ 355,231
Security	Principal Amount* (000's omitted)		Value
Building and Development (continued)
Ashton Woods USA LLC/Ashton Woods Finance Co.: (continued)
4.625%, 4/1/30(1)		1,097	$ 993,120
Builders FirstSource, Inc.:
4.25%, 2/1/32(1)		2,498	2,236,601
5.00%, 3/1/30(1)		1,085	1,037,934
CP Atlas Buyer, Inc., 7.00%, 12/1/28(1)		2,055	1,627,118
EMRLD Borrower LP/Emerald Co-Issuer, Inc.:
6.375%, 12/15/30(14)	EUR	700	780,185
6.625%, 12/15/30(1)		1,782	1,785,017
HT Troplast GmbH, 9.375%, 7/15/28(14)	EUR	125	141,007
James Hardie International Finance DAC, 3.625%, 10/1/26(14)	EUR	400	431,449
KB Home:
4.00%, 6/15/31		86	77,273
4.80%, 11/15/29		556	530,945
Masterbrand, Inc., 7.00%, 7/15/32(1)		1,620	1,618,868
Miller Homes Group Finco PLC:
7.00%, 5/15/29(14)	GBP	200	249,366
7.806%, (3 mo. EURIBOR + 5.25%), 5/15/28(2)(14)	EUR	200	217,652
MIWD Holdco II LLC/MIWD Finance Corp., 5.50%, 2/1/30(1)		559	503,850
Patrick Industries, Inc.:
4.75%, 5/1/29(1)		1,187	1,115,115
6.375%, 11/1/32(1)		995	965,637
Quikrete Holdings, Inc.:
6.375%, 3/1/32(1)		2,027	2,041,523
6.75%, 3/1/33(1)		2,221	2,212,916
Smyrna Ready Mix Concrete LLC, 6.00%, 11/1/28(1)		3,078	2,989,716
Specialty Building Products Holdings LLC/SBP Finance Corp., 7.75%, 10/15/29(1)		1,764	1,631,241
Standard Building Solutions, Inc., 6.50%, 8/15/32(1)		670	670,575
Standard Industries, Inc.:
2.25%, 11/21/26(14)	EUR	125	131,602
3.375%, 1/15/31(1)		2,339	2,035,600
4.375%, 7/15/30(1)		1,779	1,642,940
Taylor Morrison Communities, Inc., 5.875%, 6/15/27(1)		808	808,118
White Cap Buyer LLC, 6.875%, 10/15/28(1)		1,237	1,188,556
			$ 30,019,155
Business Equipment and Services — 0.6%
Adtalem Global Education, Inc., 5.50%, 3/1/28(1)		1,900	$ 1,873,520
Allied Universal Holdco LLC, 7.875%, 2/15/31(1)		630	638,549
Allied Universal Holdco LLC/Allied Universal Finance Corp.:
6.00%, 6/1/29(1)		1,426	1,311,615
9.75%, 7/15/27(1)		1,148	1,152,518
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL:
3.625%, 6/1/28(14)	EUR	240	246,287
4.625%, 6/1/28(1)		1,316	1,243,493
4.625%, 6/1/28(1)		549	520,500
			$ 6,986,482

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Cable and Satellite Television — 1.6%
Altice Financing SA:
3.00%, 1/15/28(14)	EUR	100	$ 81,790
4.25%, 8/15/29(14)	EUR	200	161,509
5.00%, 1/15/28(1)		814	611,902
5.75%, 8/15/29(1)		611	447,804
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25%, 2/1/31(1)		2,589	2,296,424
4.50%, 8/15/30(1)		1,814	1,652,875
4.50%, 5/1/32		535	464,807
4.75%, 3/1/30(1)		1,789	1,660,875
5.00%, 2/1/28(1)		1,755	1,704,685
5.375%, 6/1/29(1)		595	576,233
6.375%, 9/1/29(1)		1,974	1,969,654
DISH Network Corp., 11.75%, 11/15/27(1)		1,293	1,362,436
Virgin Media Finance PLC, 5.00%, 7/15/30(1)		1,527	1,311,526
Virgin Media O2 Vendor Financing Notes V DAC, 7.875%, 3/15/32(1)	GBP	120	151,222
Virgin Media Secured Finance PLC:
4.50%, 8/15/30(1)		1,042	917,908
5.25%, 5/15/29(14)	GBP	200	240,977
Virgin Media Vendor Financing Notes III DAC, 4.875%, 7/15/28(14)	GBP	725	869,473
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 7/15/28(1)		1,862	1,761,829
VZ Vendor Financing II BV, 2.875%, 1/15/29(14)	EUR	200	193,639
Ziggo Bond Co. BV:
3.375%, 2/28/30(14)	EUR	230	216,542
5.125%, 2/28/30(1)		560	488,840
Ziggo BV, 4.875%, 1/15/30(1)		628	576,110
			$ 19,719,060
Capital Goods — 0.1%
BWX Technologies, Inc.:
4.125%, 6/30/28(1)		948	$ 896,102
4.125%, 4/15/29(1)		733	685,134
			$ 1,581,236
Chemicals — 0.3%
Calderys Financing II LLC, 11.75%, (11.75% cash or 12.50% PIK), 6/1/28(1)(16)		1,360	$ 1,351,550
Calderys Financing LLC, 11.25%, 6/1/28(1)		2,315	2,441,000
CTEC II GmbH, 5.25%, 2/15/30(14)	EUR	250	247,376
			$ 4,039,926
Chemicals and Plastics — 1.2%
ASK Chemicals Deutschland Holding GmbH, 10.00%, 11/15/29(14)	EUR	300	$ 327,684
Avient Corp.:
6.25%, 11/1/31(1)		893	885,355
7.125%, 8/1/30(1)		1,762	1,798,674
Celanese U.S. Holdings LLC:
5.00%, 4/15/31	EUR	230	246,949
6.95%, 11/15/33		1,964	2,054,268
Cerdia Finanz GmbH, 9.375%, 10/3/31(1)		2,419	2,480,951
Herens Holdco SARL, 4.75%, 5/15/28(1)		545	490,960
Herens Midco SARL, 5.25%, 5/15/29(14)	EUR	400	344,959
Security	Principal Amount* (000's omitted)		Value
Chemicals and Plastics (continued)
INEOS Finance PLC:
5.625%, 8/15/30(1)	EUR	100	$ 108,169
6.375%, 4/15/29(14)	EUR	100	110,833
Italmatch Chemicals SpA, 10.00%, 2/6/28(14)	EUR	400	453,592
Nufarm Australia Ltd./Nufarm Americas, Inc., 5.00%, 1/27/30(1)		1,091	1,016,681
Olympus Water U.S. Holding Corp.:
3.875%, 10/1/28(14)	EUR	110	113,760
9.625%, 11/15/28(14)	EUR	525	592,983
9.75%, 11/15/28(1)		2,512	2,611,136
Valvoline, Inc., 3.625%, 6/15/31(1)		1,403	1,220,688
			$ 14,857,642
Clothing/Textiles — 0.2%
Hanesbrands, Inc., 9.00%, 2/15/31(1)		1,710	$ 1,803,736
PrestigeBidCo GmbH, 6.535%, (3 mo. EURIBOR + 3.75%), 7/1/29(2)(14)	EUR	100	108,701
			$ 1,912,437
Commercial Services — 2.1%
Amber Finco PLC, 6.625%, 7/15/29(1)	EUR	165	$ 185,493
AMN Healthcare, Inc.:
4.00%, 4/15/29(1)		1,696	1,529,920
4.625%, 10/1/27(1)		156	150,096
APi Group DE, Inc., 4.75%, 10/15/29(1)		2,510	2,345,254
BCP V Modular Services Finance II PLC, 4.75%, 11/30/28(14)	EUR	100	105,023
Belron U.K. Finance PLC:
4.625%, 10/15/29(1)	EUR	230	251,031
5.75%, 10/15/29(1)		2,115	2,102,204
Boels Topholding BV, 5.75%, 5/15/30(14)	EUR	120	133,340
Boost Newco Borrower LLC, 7.50%, 1/15/31(1)		1,328	1,383,359
Boost Newco Borrower LLC/GTCR W Dutch Finance Sub BV, 8.50%, 1/15/31(14)	GBP	200	274,748
Cimpress PLC, 7.375%, 9/15/32(1)		885	814,349
HealthEquity, Inc., 4.50%, 10/1/29(1)		1,674	1,571,282
IPD 3 BV, 8.00%, 6/15/28(14)	EUR	425	481,319
Korn Ferry, 4.625%, 12/15/27(1)		1,412	1,369,886
Loxam SAS, 2.875%, 4/15/26(14)	EUR	100	107,792
Mavis Tire Express Services Topco Corp., 6.50%, 5/15/29(1)		2,923	2,769,997
NESCO Holdings II, Inc., 5.50%, 4/15/29(1)		1,647	1,522,406
OT Midco Ltd., 10.00%, 2/15/30(1)		1,000	863,458
Pachelbel Bidco SpA:
7.125%, 5/17/31(1)	EUR	120	137,735
7.125%, 5/17/31(14)	EUR	100	114,779
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 6.75%, 8/15/32(1)		1,046	1,055,138
Spectrum Brands, Inc., 3.875%, 3/15/31(1)		266	227,904
Techem Verwaltungsgesellschaft 675 GmbH, 5.375%, 7/15/29(14)	EUR	200	219,373
Verisure Holding AB:
3.25%, 2/15/27(14)	EUR	200	213,567
9.25%, 10/15/27(14)	EUR	180	204,176
VT Topco, Inc., 8.50%, 8/15/30(1)		2,193	2,301,420

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Commercial Services (continued)
Wand NewCo 3, Inc., 7.625%, 1/30/32(1)		1,234	$ 1,263,958
WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(1)		2,060	2,044,205
			$ 25,743,212
Computers — 0.7%
Amentum Holdings, Inc., 7.25%, 8/1/32(1)		1,042	$ 1,026,123
Atos SE:
5.00% to 12/18/25, 12/18/30(3)(14)	EUR	152	134,441
9.00% to 12/18/25, 12/18/29(3)(14)	EUR	217	252,172
Diebold Nixdorf, Inc., 7.75%, 3/31/30(1)		1,892	1,965,912
Insight Enterprises, Inc., 6.625%, 5/15/32(1)		1,272	1,283,430
McAfee Corp., 7.375%, 2/15/30(1)		2,175	1,926,890
Seagate HDD Cayman:
4.091%, 6/1/29		418	394,000
9.625%, 12/1/32		1,800	2,026,469
			$ 9,009,437
Containers and Glass Products — 0.5%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC:
3.00%, 9/1/29(14)	EUR	1,325	$ 1,203,057
4.00%, 9/1/29(1)		1,139	971,430
Berry Global, Inc., 5.625%, 7/15/27(1)		968	967,796
Canpack SA/Canpack U.S. LLC, 3.875%, 11/15/29(1)		2,027	1,838,729
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/26		660	647,663
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/1/26		750	744,794
			$ 6,373,469
Cosmetics/Toiletries — 0.1%
Edgewell Personal Care Co.:
4.125%, 4/1/29(1)		441	$ 408,746
5.50%, 6/1/28(1)		1,067	1,046,026
Opal Bidco SAS, 5.50%, 3/31/32	EUR	100	108,130
			$ 1,562,902
Distribution & Wholesale — 0.8%
BCPE Empire Holdings, Inc., 7.625%, 5/1/27(1)		1,107	$ 1,090,050
Performance Food Group, Inc.:
4.25%, 8/1/29(1)		2,429	2,274,461
5.50%, 10/15/27(1)		935	926,865
6.125%, 9/15/32(1)		960	955,403
Rexel SA, 5.25%, 9/15/30(14)	EUR	150	168,619
Ritchie Bros Holdings, Inc.:
6.75%, 3/15/28(1)		1,132	1,157,519
7.75%, 3/15/31(1)		422	442,170
SIG PLC, 9.75%, 10/31/29(14)	EUR	119	128,547
Travis Perkins PLC, 3.75%, 2/17/26(14)	GBP	125	157,752
Windsor Holdings III LLC, 8.50%, 6/15/30(1)		2,347	2,424,763
			$ 9,726,149
Diversified Financial Services — 1.1%
CI Financial Corp., 4.10%, 6/15/51		1,380	$ 992,819
Security	Principal Amount* (000's omitted)		Value
Diversified Financial Services (continued)
Encore Capital Group, Inc., 7.035%, (3 mo. EURIBOR + 4.25%), 1/15/28(2)(14)	EUR	100	$ 108,895
Focus Financial Partners LLC, 6.75%, 9/15/31(1)		1,600	1,579,410
Hightower Holding LLC, 9.125%, 1/31/30(1)		1,441	1,484,185
Jane Street Group/JSG Finance, Inc.:
4.50%, 11/15/29(1)		1,101	1,040,718
6.125%, 11/1/32(1)		2,040	2,008,753
Macquarie Airfinance Holdings Ltd.:
6.40%, 3/26/29(1)		465	481,167
6.50%, 3/26/31(1)		562	585,721
8.125%, 3/30/29(1)		1,530	1,606,824
ProGroup AG:
5.125%, 4/15/29(14)	EUR	164	175,294
5.375%, 4/15/31(14)	EUR	233	245,431
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.:
3.625%, 3/1/29(1)		2,648	2,444,090
4.00%, 10/15/33(1)		225	193,183
Sherwood Financing PLC, 7.625%, 12/15/29(14)	EUR	390	426,978
Unifin Financiera SAB de CV:
7.375%, 2/12/26(1)(10)(18)		620	0
7.375%, 2/12/26(1)(10)(18)		620	0
			$ 13,373,468
Drugs — 0.2%
Perrigo Finance Unlimited Co.:
4.90%, 6/15/30		2,255	$ 2,156,278
4.90%, 12/15/44		588	466,532
5.375%, 9/30/32	EUR	250	274,344
			$ 2,897,154
Ecological Services and Equipment — 0.9%
Clean Harbors, Inc.:
4.875%, 7/15/27(1)		551	$ 543,671
5.125%, 7/15/29(1)		332	324,106
6.375%, 2/1/31(1)		643	650,563
GFL Environmental, Inc.:
3.50%, 9/1/28(1)		1,679	1,588,206
4.375%, 8/15/29(1)		2,000	1,888,342
4.75%, 6/15/29(1)		3,095	2,980,996
Paprec Holding SA, 7.25%, 11/17/29(14)	EUR	100	113,780
Reworld Holding Corp.:
4.875%, 12/1/29(1)		1,536	1,430,213
5.00%, 9/1/30		319	296,185
Wrangler Holdco Corp., 6.625%, 4/1/32(1)		690	703,218
			$ 10,519,280
Electric Utilities — 1.3%
Alpha Generation LLC, 6.75%, 10/15/32(1)		2,791	$ 2,794,962
Atlantica Sustainable Infrastructure PLC, 4.125%, 6/15/28(1)		660	621,060
California Buyer Ltd./Atlantica Sustainable Infrastructure PLC:
5.625%, 2/15/32(1)	EUR	385	421,292
5.625%, 2/15/32(14)	EUR	100	109,543
6.375%, 2/15/32(1)		1,115	1,082,400
Clearway Energy Operating LLC, 3.75%, 2/15/31(1)		694	610,300

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Electric Utilities (continued)
Electricite de France SA, 7.50% to 9/6/28(14)(15)(17)	EUR	400	$ 474,737
Enel SpA, 6.625% to 4/16/31(14)(15)(17)	EUR	300	356,518
Nexans SA, 4.125%, 5/29/29(14)	EUR	100	108,974
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)		1,112	1,035,731
Public Power Corp. SA, 4.625%, 10/31/31(14)	EUR	300	329,653
TransAlta Corp., 7.75%, 11/15/29		1,045	1,086,008
WESCO Distribution, Inc.:
6.375%, 3/15/29(1)		848	858,902
6.375%, 3/15/33(1)		995	1,000,864
6.625%, 3/15/32(1)		854	867,382
7.25%, 6/15/28(1)		915	928,605
XPLR Infrastructure Operating Partners LP:
4.50%, 9/15/27(1)		1,207	1,125,849
8.375%, 1/15/31(1)		760	748,023
8.625%, 3/15/33(1)		765	744,913
			$ 15,305,716
Electronics/Electrical — 0.9%
Castello BC Bidco SpA:
6.855%, (3 mo. EURIBOR + 4.50%), 11/14/31(2)(14)	EUR	220	$ 240,276
6.855%, (3 mo. EURIBOR + 4.50%), 11/14/31(1)(2)	EUR	125	136,521
Coherent Corp., 5.00%, 12/15/29(1)		1,219	1,163,937
EquipmentShare.com, Inc., 8.625%, 5/15/32(1)		825	851,416
Imola Merger Corp., 4.75%, 5/15/29(1)		3,165	3,008,308
Open Text Corp., 3.875%, 2/15/28(1)		1,009	951,383
Open Text Holdings, Inc., 4.125%, 2/15/30(1)		883	806,318
RWE AG, 6.625% to 3/30/26, 7/30/75(14)(15)		266	268,672
Sensata Technologies, Inc.:
3.75%, 2/15/31(1)		1,660	1,451,572
4.375%, 2/15/30(1)		627	579,833
6.625%, 7/15/32(1)		400	396,507
SS&C Technologies, Inc., 5.50%, 9/30/27(1)		517	513,495
			$ 10,368,238
Energy — 0.2%
Sunoco LP, 7.25%, 5/1/32(1)		1,130	$ 1,167,982
Sunoco LP/Sunoco Finance Corp., 4.50%, 4/30/30		1,692	1,583,603
			$ 2,751,585
Engineering & Construction — 0.7%
Arcosa, Inc., 6.875%, 8/15/32(1)		1,046	$ 1,061,323
Artera Services LLC, 8.50%, 2/15/31(1)		1,535	1,433,911
Brundage-Bone Concrete Pumping Holdings, Inc., 7.50%, 2/1/32(1)		817	778,852
Dycom Industries, Inc., 4.50%, 4/15/29(1)		1,389	1,299,941
OHL Operaciones SA, 9.75%, (5.10% cash and 4.65% PIK), 12/31/29(14)	EUR	278	306,636
TopBuild Corp., 4.125%, 2/15/32(1)		1,562	1,390,936
VM Consolidated, Inc., 5.50%, 4/15/29(1)		1,899	1,803,532
			$ 8,075,131
Entertainment — 1.5%
Allwyn Entertainment Financing U.K. PLC:
7.25%, 4/30/30(14)	EUR	525	$ 598,524
Security	Principal Amount* (000's omitted)		Value
Entertainment (continued)
Allwyn Entertainment Financing U.K. PLC: (continued)
7.875%, 4/30/29(1)		1,985	$ 2,051,518
Boyne USA, Inc., 4.75%, 5/15/29(1)		1,357	1,278,690
Caesars Entertainment, Inc.:
4.625%, 10/15/29(1)		529	486,644
6.00%, 10/15/32(1)		1,090	1,018,850
6.50%, 2/15/32(1)		1,068	1,065,322
7.00%, 2/15/30(1)		800	811,459
8.125%, 7/1/27(1)		538	542,125
Churchill Downs, Inc., 5.75%, 4/1/30(1)		1,751	1,714,151
Cirsa Finance International SARL:
4.50%, 3/15/27(14)	EUR	200	216,588
6.50%, 3/15/29(14)	EUR	200	225,009
7.875%, 7/31/28(14)	EUR	100	113,231
CPUK Finance Ltd.:
4.50%, 8/28/27(14)	GBP	200	247,868
6.50%, 8/28/26(14)	GBP	100	128,341
7.875%, 8/28/29(14)	GBP	130	170,500
Flutter Treasury DAC, 5.00%, 4/29/29(14)	EUR	135	149,779
Inter Media and Communication SpA, 6.75%, 2/9/27(14)	EUR	746	818,171
Light & Wonder International, Inc., 7.00%, 5/15/28(1)		1,647	1,647,361
Live Nation Entertainment, Inc., 4.75%, 10/15/27(1)		1,226	1,196,419
Lottomatica Group SpA, 6.485%, (3 mo. EURIBOR + 4.00%), 12/15/30(2)(14)	EUR	200	217,409
Motion Finco SARL:
7.375%, 6/15/30(14)	EUR	300	321,701
8.375%, 2/15/32(1)		1,180	1,148,324
Speedway Motorsports LLC/Speedway Funding II, Inc., 4.875%, 11/1/27(1)		1,515	1,450,575
			$ 17,618,559
Financial Intermediaries — 0.4%
Ally Financial, Inc., Series B, 4.70% to 5/15/26(15)(17)		2,198	$ 2,052,424
Alpha Holding SA de CV:
9.00%, 2/10/25(1)(18)		721	5,409
10.00%, 12/19/22(1)(18)		188	2,354
Compass Group Diversified Holdings LLC, 5.25%, 4/15/29(1)		1,807	1,706,108
MSCI, Inc.:
3.625%, 9/1/30(1)		520	481,473
3.875%, 2/15/31(1)		899	836,621
			$ 5,084,389
Financial Services — 0.2%
Viet Nam Debt & Asset Trading Corp., 1.00%, 10/10/25(14)		2,600	$ 2,506,506
			$ 2,506,506
Food Products — 0.6%
Ingles Markets, Inc., 4.00%, 6/15/31(1)		1,502	$ 1,358,477
Irca SpA/Gallarate, 6.251%, (3 mo. EURIBOR + 3.75%), 12/15/29(2)(14)	EUR	130	140,753

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Food Products (continued)
La Doria SpA, 7.115%, (3 mo. EURIBOR + 4.50%), 11/12/29(2)(14)	EUR	200	$ 217,179
Lion/Polaris Lux 4 SA, 6.303%, (3 mo. EURIBOR + 3.625%), 7/1/29(1)(2)	EUR	100	108,194
Market Bidco Finco PLC, 4.75%, 11/4/27(14)	EUR	125	131,195
Picard Groupe SAS, 6.375%, 7/1/29(1)	EUR	100	111,476
Pilgrim's Pride Corp.:
3.50%, 3/1/32		1,979	1,742,038
6.875%, 5/15/34		740	798,030
Post Holdings, Inc., 6.25%, 2/15/32(1)		1,176	1,184,373
Premier Foods Finance PLC, 3.50%, 10/15/26(14)	GBP	125	159,313
Quatrim SAS, 8.50% PIK, 1/15/28(14)	EUR	129	135,490
Viking Baked Goods Acquisition Corp., 8.625%, 11/1/31(1)		1,425	1,324,078
			$ 7,410,596
Food Service — 1.1%
1011778 BC ULC/New Red Finance, Inc.:
3.875%, 1/15/28(1)		1,906	$ 1,823,336
4.00%, 10/15/30(1)		2,705	2,450,378
4.375%, 1/15/28(1)		1,014	976,235
Chobani Holdco II LLC, 8.75%, (8.75% cash or 9.50% PIK), 10/1/29(1)(16)		2,470	2,690,970
Chobani LLC/Chobani Finance Corp., Inc.:
4.625%, 11/15/28(1)		175	168,585
7.625%, 7/1/29(1)		2,278	2,343,360
U.S. Foods, Inc., 4.75%, 2/15/29(1)		1,837	1,772,819
Yum! Brands, Inc., 3.625%, 3/15/31		603	540,706
			$ 12,766,389
Food/Drug Retailers — 0.3%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC:
4.875%, 2/15/30(1)		1,028	$ 983,336
5.875%, 2/15/28(1)		2,145	2,146,314
			$ 3,129,650
Forest Products & Paper — 0.1%
WEPA Hygieneprodukte GmbH, 5.625%, 1/15/31(14)	EUR	660	$ 732,468
			$ 732,468
Health Care — 2.9%
AHP Health Partners, Inc., 5.75%, 7/15/29(1)		337	$ 313,083
Cerba Healthcare SACA, 3.50%, 5/31/28(14)	EUR	516	451,038
Chrome Holdco SAS, 5.00%, 5/31/29(14)	EUR	200	96,816
CHS/Community Health Systems, Inc., 6.875%, 4/15/29(1)		1,213	787,830
Concentra Escrow Issuer Corp., 6.875%, 7/15/32(1)		480	489,003
Encompass Health Corp.:
4.625%, 4/1/31		683	640,672
4.75%, 2/1/30		639	615,212
Ephios Subco 3 SARL, 7.875%, 1/31/31(14)	EUR	160	184,739
Fortrea Holdings, Inc., 7.50%, 7/1/30(1)		1,029	936,979
Heartland Dental LLC/Heartland Dental Finance Corp., 10.50%, 4/30/28(1)		4,006	4,213,984
IQVIA, Inc.:
2.25%, 1/15/28(14)	EUR	250	257,923
Security	Principal Amount* (000's omitted)		Value
Health Care (continued)
IQVIA, Inc.: (continued)
2.25%, 3/15/29(14)	EUR	300	$ 303,159
2.875%, 6/15/28(14)	EUR	100	104,354
5.00%, 10/15/26(1)		850	844,449
5.00%, 5/15/27(1)		685	675,833
6.50%, 5/15/30(1)		825	840,338
LifePoint Health, Inc.:
5.375%, 1/15/29(1)		2,888	2,538,151
9.875%, 8/15/30(1)		825	871,490
10.00%, 6/1/32(1)		375	358,185
Medline Borrower LP, 5.25%, 10/1/29(1)		4,431	4,254,927
Molina Healthcare, Inc.:
3.875%, 11/15/30(1)		1,330	1,191,547
3.875%, 5/15/32(1)		1,450	1,273,658
6.25%, 1/15/33(1)		885	872,202
Option Care Health, Inc., 4.375%, 10/31/29(1)		1,991	1,859,540
Surgery Center Holdings, Inc., 7.25%, 4/15/32(1)		806	798,047
Team Health Holdings, Inc., 13.50%, (9.00% cash and 4.50% PIK), 6/30/28(1)		1,662	1,793,084
Tenet Healthcare Corp.:
4.375%, 1/15/30		187	175,492
5.125%, 11/1/27		1,607	1,584,661
6.125%, 10/1/28		1,593	1,586,707
6.875%, 11/15/31		878	899,566
U.S. Acute Care Solutions LLC, 9.75%, 5/15/29(1)		2,195	2,191,417
Varex Imaging Corp., 7.875%, 10/15/27(1)		558	567,086
			$ 34,571,172
Home Furnishings — 0.2%
Somnigroup International, Inc.:
3.875%, 10/15/31(1)		1,932	$ 1,698,470
4.00%, 4/15/29(1)		968	899,936
			$ 2,598,406
Homebuilders/Real Estate — 0.0%†
M/I Homes, Inc.:
3.95%, 2/15/30		180	$ 164,688
4.95%, 2/1/28		282	273,940
			$ 438,628
Industrial Equipment — 0.2%
Alstom SA, 5.868% to 5/29/29(14)(15)(17)	EUR	200	$ 224,630
Madison IAQ LLC, 5.875%, 6/30/29(1)		1,660	1,569,789
TK Elevator Holdco GmbH, 6.625%, 7/15/28(14)	EUR	270	292,734
TK Elevator Midco GmbH, 4.375%, 7/15/27(14)	EUR	525	565,199
			$ 2,652,352
Insurance — 1.0%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer:
6.50%, 10/1/31(1)		370	$ 363,686
6.75%, 10/15/27(1)		2,323	2,316,345
7.00%, 1/15/31(1)		808	811,117
7.375%, 10/1/32(1)		285	286,608
AmWINS Group, Inc., 4.875%, 6/30/29(1)		1,010	952,963
AssuredPartners, Inc., 5.625%, 1/15/29(1)		450	449,339
Galaxy Bidco Ltd., 8.125%, 12/19/29(14)	GBP	400	532,433

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Insurance (continued)
Jones Deslauriers Insurance Management, Inc., 10.50%, 12/15/30(1)		1,539	$ 1,649,551
Panther Escrow Issuer LLC, 7.125%, 6/1/31(1)		3,202	3,264,699
Ryan Specialty LLC, 5.875%, 8/1/32(1)		1,398	1,381,997
			$ 12,008,738
Internet Software & Services — 0.7%
Arches Buyer, Inc.:
4.25%, 6/1/28(1)		655	$ 597,135
6.125%, 12/1/28(1)		1,854	1,630,628
Cars.com, Inc., 6.375%, 11/1/28(1)		1,770	1,758,572
Match Group Holdings II LLC, 3.625%, 10/1/31(1)		1,727	1,489,962
Science Applications International Corp., 4.875%, 4/1/28(1)		1,487	1,425,945
Snap, Inc., 6.875%, 3/1/33(1)		1,610	1,611,335
United Group BV:
6.50%, 10/31/31(1)	EUR	245	266,817
6.75%, 2/15/31(14)	EUR	120	132,038
6.806%, (3 mo. EURIBOR + 4.25%), 2/15/31(2)(14)	EUR	100	108,536
			$ 9,020,968
Leisure Goods/Activities/Movies — 1.9%
Acushnet Co., 7.375%, 10/15/28(1)		1,142	$ 1,183,116
Carnival Corp.:
5.75%, 3/1/27(1)		1,316	1,317,650
5.75%, 1/15/30(14)	EUR	100	114,550
6.00%, 5/1/29(1)		2,862	2,843,743
Cinemark USA, Inc.:
5.25%, 7/15/28(1)		1,481	1,438,492
7.00%, 8/1/32(1)		1,015	1,025,561
LHMC Finco 2 SARL, 7.25%, (7.25% cash or 8.00% PIK), 10/2/25(14)(16)	EUR	158	171,613
NCL Corp. Ltd.:
5.875%, 3/15/26(1)		411	410,395
5.875%, 2/15/27(1)		517	516,618
6.75%, 2/1/32(1)		1,425	1,408,609
7.75%, 2/15/29(1)		433	451,550
NCL Finance Ltd., 6.125%, 3/15/28(1)		704	702,216
Playtika Holding Corp., 4.25%, 3/15/29(1)		1,511	1,332,212
Royal Caribbean Cruises Ltd.:
3.70%, 3/15/28		590	563,619
6.00%, 2/1/33(1)		1,626	1,626,247
6.25%, 3/15/32(1)		1,360	1,373,260
TUI AG, 5.875%, 3/15/29(14)	EUR	600	671,795
TUI Cruises GmbH, 6.25%, 4/15/29(14)	EUR	250	280,337
Viking Cruises Ltd.:
5.875%, 9/15/27(1)		2,472	2,461,036
6.25%, 5/15/25(1)		1,690	1,691,599
7.00%, 2/15/29(1)		658	660,637
Viking Ocean Cruises Ship VII Ltd., 5.625%, 2/15/29(1)		422	415,770
			$ 22,660,625
Lodging and Casinos — 0.2%
Genting New York LLC/GENNY Capital, Inc., 7.25%, 10/1/29(1)		1,598	$ 1,629,830
Security	Principal Amount* (000's omitted)		Value
Lodging and Casinos (continued)
TVL Finance PLC, 10.25%, 4/28/28(14)	GBP	220	$ 287,223
			$ 1,917,053
Machinery — 0.4%
Chart Industries, Inc., 9.50%, 1/1/31(1)		1,984	$ 2,119,503
Dynamo Newco II GmbH, 6.25%, 10/15/31(1)	EUR	235	258,096
Esab Corp., 6.25%, 4/15/29(1)		1,083	1,100,159
EVOCA SpA, 8.035%, (3 mo. EURIBOR + 5.25%), 4/9/29(2)(14)	EUR	444	482,055
IMA Industria Macchine Automatiche SpA:
3.75%, 1/15/28(14)	EUR	121	129,125
6.535%, (3 mo. EURIBOR + 3.75%), 4/15/29(2)(14)	EUR	150	162,510
			$ 4,251,448
Media — 0.7%
CMG Media Corp., 8.875%, 6/18/29(1)		522	$ 451,530
CSC Holdings LLC:
3.375%, 2/15/31(1)		1,080	774,640
4.125%, 12/1/30(1)		701	508,524
5.50%, 4/15/27(1)		855	792,361
11.75%, 1/31/29(1)		1,051	1,019,961
Outfront Media Capital LLC/Outfront Media Capital Corp.:
4.25%, 1/15/29(1)		610	566,201
4.625%, 3/15/30(1)		925	846,681
7.375%, 2/15/31(1)		1,475	1,537,549
Sinclair Television Group, Inc., 8.125%, 2/15/33(1)		945	933,121
Summer BidCo BV, 10.00%, (10.00% cash or 10.75% PIK), 2/15/29(14)(16)	EUR	431	478,835
			$ 7,909,403
Metals/Mining — 1.4%
Arsenal AIC Parent LLC, 11.50%, 10/1/31(1)		3,254	$ 3,542,565
Compass Minerals International, Inc., 6.75%, 12/1/27(1)		1,376	1,322,471
Constellium SE:
3.75%, 4/15/29(1)		970	879,797
5.625%, 6/15/28(1)		630	611,614
First Quantum Minerals Ltd.:
8.00%, 3/1/33(1)		730	740,589
9.375%, 3/1/29(1)		2,198	2,314,265
Freeport-McMoRan, Inc., 5.45%, 3/15/43		1,600	1,501,623
Hudbay Minerals, Inc.:
4.50%, 4/1/26(1)		1,085	1,069,594
6.125%, 4/1/29(1)		489	486,928
Novelis Corp.:
3.25%, 11/15/26(1)		690	667,675
3.875%, 8/15/31(1)		669	582,262
4.75%, 1/30/30(1)		1,068	996,802
Novelis Sheet Ingot GmbH, 3.375%, 4/15/29(14)	EUR	600	617,814
Roller Bearing Co. of America, Inc., 4.375%, 10/15/29(1)		1,513	1,422,268
			$ 16,756,267

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Miscellaneous Manufacturing — 0.1%
Axon Enterprise, Inc.:
6.125%, 3/15/30(1)		535	$ 541,272
6.25%, 3/15/33(1)		410	415,243
			$ 956,515
Nonferrous Metals/Minerals — 0.1%
Eldorado Gold Corp., 6.25%, 9/1/29(1)		1,333	$ 1,314,543
			$ 1,314,543
Oil and Gas — 1.9%
Aethon United BR LP/Aethon United Finance Corp., 7.50%, 10/1/29(1)		1,475	$ 1,501,234
Civitas Resources, Inc., 8.625%, 11/1/30(1)		2,273	2,346,990
Expand Energy Corp., 4.75%, 2/1/32		1,485	1,405,927
Matador Resources Co., 6.50%, 4/15/32(1)		1,400	1,388,587
Nabors Industries Ltd., 7.50%, 1/15/28(1)		665	612,735
Parkland Corp.:
4.50%, 10/1/29(1)		376	354,856
4.625%, 5/1/30(1)		1,501	1,410,079
Permian Resources Operating LLC:
5.375%, 1/15/26(1)		232	231,389
5.875%, 7/1/29(1)		2,252	2,224,229
6.25%, 2/1/33(1)		935	932,035
7.00%, 1/15/32(1)		1,214	1,242,470
Petroleos de Venezuela SA:
5.375%, 4/12/27(14)(18)		1,233	170,391
5.50%, 4/12/37(14)(18)		432	60,494
6.00%, 10/28/22(14)(18)		460	58,416
6.00%, 5/16/24(14)(18)		1,618	224,838
6.00%, 11/15/26(14)(18)		949	132,820
8.50%, 10/27/20(14)(18)		235	232,155
9.00%, 11/17/21(14)(18)		644	98,256
9.75%, 5/17/35(14)(18)		635	98,441
12.75%, 2/17/22(14)(18)		517	82,640
Petroleos Mexicanos:
6.75%, 9/21/47		290	198,583
6.84%, 1/23/30		713	653,962
Petronas Capital Ltd.:
2.48%, 1/28/32(14)		900	769,802
4.55%, 4/21/50(14)		310	263,899
Precision Drilling Corp.:
6.875%, 1/15/29(1)		932	911,416
7.125%, 1/15/26(1)		268	268,427
SM Energy Co., 7.00%, 8/1/32(1)		1,070	1,051,160
Transocean Poseidon Ltd., 6.875%, 2/1/27(1)		561	557,678
Transocean, Inc., 8.75%, 2/15/30(1)		566	587,782
Vital Energy, Inc.:
7.875%, 4/15/32(1)		694	646,731
9.75%, 10/15/30		1,026	1,044,550
Weatherford International Ltd., 8.625%, 4/30/30(1)		1,355	1,376,776
Wintershall Dea Finance 2 BV, Series NC5, 2.499% to 4/20/26(14)(15)(17)	EUR	200	211,517
			$ 23,351,265
Packaging & Containers — 0.5%
Ball Corp., 6.875%, 3/15/28		474	$ 485,074
Security	Principal Amount* (000's omitted)		Value
Packaging & Containers (continued)
Clydesdale Acquisition Holdings, Inc.:
6.75%, 4/15/32(1)(6)		1,485	$ 1,496,476
8.75%, 4/15/30(1)		1,350	1,370,034
Kleopatra Finco SARL, 4.25%, 3/1/26(14)	EUR	140	140,241
Owens-Brockway Glass Container, Inc., 7.25%, 5/15/31(1)		1,382	1,350,905
Trivium Packaging Finance BV:
6.306%, (3 mo. EURIBOR + 3.75%), 8/15/26(2)(14)	EUR	300	324,771
8.50%, 8/15/27(1)		810	806,821
			$ 5,974,322
Pharmaceuticals — 1.1%
1261229 BC Ltd., 10.00%, 4/15/32(1)(6)		2,660	$ 2,646,574
Bayer AG, 5.375% to 6/25/30, 3/25/82(14)(15)	EUR	500	532,878
BellRing Brands, Inc., 7.00%, 3/15/30(1)		2,444	2,527,406
Endo Finance Holdings, Inc., 8.50%, 4/15/31(1)		1,400	1,461,286
Grifols SA, 7.50%, 5/1/30(14)	EUR	759	859,177
Nidda Healthcare Holding GmbH:
5.625%, 2/21/30(1)	EUR	120	131,953
7.50%, 8/21/26(14)	EUR	264	292,149
P&L Development LLC/PLD Finance Corp., 12.00%, (9.00% cash and 3.50% PIK or 12.00% cash), 5/15/29(1)(16)		892	908,998
Prestige Brands, Inc., 3.75%, 4/1/31(1)		752	675,028
Rossini SARL, 6.75%, 12/31/29(14)	EUR	455	514,469
Teva Pharmaceutical Finance Netherlands II BV, 7.875%, 9/15/31	EUR	400	510,729
Teva Pharmaceutical Finance Netherlands III BV, 4.10%, 10/1/46		3,621	2,620,764
			$ 13,681,411
Pipelines — 2.0%
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.75%, 3/1/27(1)		1,874	$ 1,869,742
Cheniere Energy Partners LP, 4.00%, 3/1/31		2,706	2,538,981
DT Midstream, Inc., 4.125%, 6/15/29(1)		1,449	1,365,022
Energy Transfer LP, 5.00%, 5/15/50		1,094	922,057
EQM Midstream Partners LP:
4.50%, 1/15/29(1)		1,253	1,214,700
4.75%, 1/15/31(1)		1,086	1,044,995
6.50%, 7/1/27(1)		702	720,962
7.50%, 6/1/30(1)		1,010	1,091,987
Global Partners LP/GLP Finance Corp., 8.25%, 1/15/32(1)		1,317	1,354,899
ITT Holdings LLC, 6.50%, 8/1/29(1)		110	101,588
Kinetik Holdings LP, 5.875%, 6/15/30(1)		2,308	2,285,633
Plains All American Pipeline LP, Series B, 8.695% to 5/1/25, (3 mo. SOFR + 4.372%)(2)(17)		1,912	1,912,599
Venture Global LNG, Inc.:
7.00%, 1/15/30(1)		800	788,722
8.125%, 6/1/28(1)		1,174	1,200,364
8.375%, 6/1/31(1)		877	890,073
9.00% to 9/30/29(1)(15)(17)		2,160	2,051,522
9.50%, 2/1/29(1)		1,623	1,741,375
9.875%, 2/1/32(1)		355	377,262
Western Midstream Operating LP:
4.05%, 2/1/30		1,187	1,133,376

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Pipelines (continued)
Western Midstream Operating LP: (continued)
4.50%, 3/1/28		148	$ 146,596
			$ 24,752,455
Publishing — 0.2%
McGraw-Hill Education, Inc.:
5.75%, 8/1/28(1)		423	$ 413,440
7.375%, 9/1/31(1)		735	739,797
8.00%, 8/1/29(1)		1,879	1,850,163
			$ 3,003,400
Radio and Television — 0.2%
Clear Channel Outdoor Holdings, Inc.:
7.75%, 4/15/28(1)		2,088	$ 1,797,332
7.875%, 4/1/30(1)		1,227	1,204,171
			$ 3,001,503
Real Estate Investment Trusts (REITs) — 1.0%
AccorInvest Group SA:
5.50%, 11/15/31(14)	EUR	454	$ 486,460
6.375%, 10/15/29(14)	EUR	165	184,185
Adler Financing SARL, 8.25% PIK, 12/31/28	EUR	407	451,441
Akelius Residential Property AB, 2.249% to 2/17/26, 5/17/81(14)(15)	EUR	200	211,394
Alexandrite Monnet U.K. Holdco PLC, 10.50%, 5/15/29(14)	EUR	700	829,762
CTR Partnership LP/CareTrust Capital Corp., 3.875%, 6/30/28(1)		1,591	1,492,519
Cushman & Wakefield U.S. Borrower LLC:
6.75%, 5/15/28(1)		1,272	1,276,198
8.875%, 9/1/31(1)		907	963,841
Greystar Real Estate Partners LLC, 7.75%, 9/1/30(1)		2,048	2,142,695
HAT Holdings I LLC/HAT Holdings II LLC, 3.375%, 6/15/26(1)		1,316	1,277,354
Heimstaden Bostad AB:
3.00% to 10/29/27(14)(15)(17)	EUR	102	99,832
3.375% to 1/15/26(14)(15)(17)	EUR	250	261,032
Pebblebrook Hotel LP/PEB Finance Corp., 6.375%, 10/15/29(1)		435	430,435
Samhallsbyggnadsbolaget I Norden Holding AB, 2.375%, 8/4/26(14)	EUR	150	152,565
VICI Properties LP/VICI Note Co., Inc.:
3.75%, 2/15/27(1)		323	316,236
4.125%, 8/15/30(1)		1,108	1,044,212
5.75%, 2/1/27(1)		573	581,465
			$ 12,201,626
Retail — 1.3%
B&M European Value Retail SA, 8.125%, 11/15/30(14)	GBP	200	$ 269,168
Bertrand Franchise Finance SAS:
6.494%, (3 mo. EURIBOR + 3.75%), 7/18/30(1)(2)	EUR	120	130,406
6.50%, 7/18/30(14)	EUR	100	111,061
6.50%, 7/18/30(1)	EUR	100	111,061
CD&R Firefly Bidco PLC, 8.625%, 4/30/29(14)	GBP	450	595,093
Cougar JV Subsidiary LLC, 8.00%, 5/15/32(1)		1,737	1,792,851
Security	Principal Amount* (000's omitted)		Value
Retail (continued)
Dufry One BV, 2.00%, 2/15/27(14)	EUR	200	$ 210,164
Duomo Bidco SpA, 6.91%, (3 mo. EURIBOR + 4.125%), 7/15/31(2)(14)	EUR	150	163,476
Evergreen Acqco 1 LP/TVI, Inc., 9.75%, 4/26/28(1)		1,458	1,518,831
Ferrellgas LP/Ferrellgas Finance Corp., 5.875%, 4/1/29(1)		1,582	1,433,816
Global Auto Holdings Ltd./AAG FH U.K. Ltd.:
8.375%, 1/15/29(1)		442	399,215
8.75%, 1/15/32(1)		506	426,737
Group 1 Automotive, Inc.:
4.00%, 8/15/28(1)		1,328	1,250,834
6.375%, 1/15/30(1)		455	457,115
Ken Garff Automotive LLC, 4.875%, 9/15/28(1)		957	917,015
LCM Investments Holdings II LLC:
4.875%, 5/1/29(1)		1,652	1,551,776
8.25%, 8/1/31(1)		262	272,206
PEU Fin PLC, 7.25%, 7/1/28(14)	EUR	200	223,845
Punch Finance PLC, 6.125%, 6/30/26(14)	GBP	125	160,843
Raising Cane's Restaurants LLC, 9.375%, 5/1/29(1)		1,798	1,912,409
Stonegate Pub Co. Financing PLC, 9.181%, (3 mo. EURIBOR + 6.625%), 7/31/29(2)(14)	EUR	100	110,859
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 6/1/31(1)		824	744,742
Waga Bondco Ltd., 8.50%, 6/15/30(14)	GBP	200	252,731
Walgreens Boots Alliance, Inc., 2.125%, 11/20/26	EUR	200	211,894
			$ 15,228,148
Retailers (Except Food and Drug) — 0.4%
Bath & Body Works, Inc.:
6.625%, 10/1/30(1)		479	$ 486,219
6.75%, 7/1/36		437	436,123
6.95%, 3/1/33		1,027	1,049,967
Murphy Oil USA, Inc., 5.625%, 5/1/27		560	558,234
PetSmart, Inc./PetSmart Finance Corp., 4.75%, 2/15/28(1)		1,290	1,208,442
Superior Plus LP/Superior General Partner, Inc., 4.50%, 3/15/29(1)		1,532	1,415,970
			$ 5,154,955
Semiconductors & Semiconductor Equipment — 0.1%
ON Semiconductor Corp., 3.875%, 9/1/28(1)		1,544	$ 1,447,032
			$ 1,447,032
Software — 0.6%
Clarivate Science Holdings Corp., 4.875%, 7/1/29(1)		1,488	$ 1,329,403
Cloud Software Group, Inc.:
6.50%, 3/31/29(1)		1,268	1,233,517
9.00%, 9/30/29(1)		2,620	2,614,891
Ellucian Holdings, Inc., 6.50%, 12/1/29(1)		1,363	1,343,821
TeamSystem SpA:
6.285%, (3 mo. EURIBOR + 3.50%), 7/31/31(1)(2)	EUR	170	184,349
6.285%, (3 mo. EURIBOR + 3.50%), 7/31/31(2)(14)	EUR	100	108,441
			$ 6,814,422

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Software and Services — 0.2%
Fair Isaac Corp., 4.00%, 6/15/28(1)		1,248	$ 1,187,742
Gartner, Inc., 3.75%, 10/1/30(1)		660	609,323
Playtech PLC, 4.25%, 3/7/26(14)	EUR	86	92,977
			$ 1,890,042
Specialty Retail — 0.0%†
Fedrigoni SpA, 6.355%, (3 mo. EURIBOR + 4.00%), 1/15/30(2)(14)	EUR	260	$ 280,873
Fiber Midco SpA:
10.00% PIK, 6/15/29(1)	EUR	155	165,494
10.00% PIK, 6/15/29(14)	EUR	100	106,770
			$ 553,137
Steel — 0.5%
Allegheny Ludlum LLC, 6.95%, 12/15/25		465	$ 469,803
ATI, Inc., 5.875%, 12/1/27		320	318,043
Big River Steel LLC/BRS Finance Corp., 6.625%, 1/31/29(1)		1,147	1,149,515
Cleveland-Cliffs, Inc.:
7.375%, 5/1/33(1)		1,325	1,272,782
7.50%, 9/15/31(1)		1,110	1,084,742
TMS International Corp., 6.25%, 4/15/29(1)		1,365	1,272,326
			$ 5,567,211
Technology — 0.8%
athenahealth Group, Inc., 6.50%, 2/15/30(1)		4,789	$ 4,496,329
International Game Technology PLC:
4.125%, 4/15/26(1)		892	881,495
5.25%, 1/15/29(1)		3,110	3,041,749
6.25%, 1/15/27(1)		976	983,095
			$ 9,402,668
Telecommunications — 1.5%
C&W Senior Finance Ltd., 9.00%, 1/15/33(1)		780	$ 768,442
Ciena Corp., 4.00%, 1/31/30(1)		1,883	1,721,445
EchoStar Corp., 10.75%, 11/30/29		1,213	1,275,655
Fibercop SpA:
1.625%, 1/18/29	EUR	100	97,717
7.75%, 1/24/33	EUR	340	425,555
Iliad Holding SASU:
5.375%, 4/15/30(14)	EUR	100	108,847
6.875%, 4/15/31(14)	EUR	200	227,745
7.00%, 10/15/28(1)		811	821,465
7.00%, 4/15/32(1)		915	917,354
8.50%, 4/15/31(1)		720	755,843
Lorca Telecom Bondco SA, 4.00%, 9/18/27(14)	EUR	643	694,803
Matterhorn Telecom SA, 4.50%, 1/30/30(14)	EUR	100	108,325
Odido Group Holding BV, 5.50%, 1/15/30(14)	EUR	450	483,619
PLT VII Finance SARL, 6.001%, (3 mo. EURIBOR + 3.50%), 6/15/31(2)(14)	EUR	100	108,265
Sable International Finance Ltd., 7.125%, 10/15/32(1)		822	789,636
Stagwell Global LLC, 5.625%, 8/15/29(1)		1,987	1,894,264
Summer (BC) Holdco A SARL, 9.25%, 10/31/27(14)	EUR	126	137,256
Summer (BC) Holdco B SARL:
6.789%, (3 mo. EURIBOR + 4.25%), 2/15/30(1)(2)	EUR	100	108,372
Security	Principal Amount* (000's omitted)		Value
Telecommunications (continued)
Summer (BC) Holdco B SARL: (continued)
6.789%, (3 mo. EURIBOR + 4.25%), 2/15/30(2)(14)	EUR	135	$ 146,302
Telefonica Europe BV:
2.88% to 2/24/28(14)(15)(17)	EUR	200	209,685
7.125% to 8/23/28(14)(15)(17)	EUR	400	473,629
Vmed O2 U.K. Financing I PLC:
4.00%, 1/31/29(14)	GBP	100	116,601
4.50%, 7/15/31(14)	GBP	100	110,106
4.75%, 7/15/31(1)		976	849,452
5.625%, 4/15/32(14)	EUR	325	349,505
7.75%, 4/15/32(1)		645	647,360
Vodafone Group PLC:
2.625% to 5/27/26, 8/27/80(14)(15)	EUR	400	429,068
4.875% to 7/3/25, 10/3/78(14)(15)	GBP	350	450,619
8.00% to 5/30/31, 8/30/86(14)(15)	GBP	200	276,338
Zegona Finance PLC:
6.75%, 7/15/29(14)	EUR	550	628,539
8.625%, 7/15/29(1)		2,450	2,599,707
			$ 18,731,519
Transportation — 0.5%
Cargo Aircraft Management, Inc., 4.75%, 2/1/28(1)		1,528	$ 1,528,635
Edge Finco PLC, 8.125%, 8/15/31(14)	GBP	400	527,680
Seaspan Corp., 5.50%, 8/1/29(1)		1,911	1,733,386
Stonepeak Nile Parent LLC, 7.25%, 3/15/32(1)		697	711,062
Watco Cos. LLC/Watco Finance Corp., 7.125%, 8/1/32(1)		1,155	1,162,511
			$ 5,663,274
Utilities — 1.5%
Calpine Corp.:
4.50%, 2/15/28(1)		1,073	$ 1,041,079
4.625%, 2/1/29(1)		680	653,293
5.00%, 2/1/31(1)		910	869,530
5.125%, 3/15/28(1)		1,511	1,488,045
Leeward Renewable Energy Operations LLC, 4.25%, 7/1/29(1)		838	741,316
NRG Energy, Inc.:
3.375%, 2/15/29(1)		664	610,264
3.625%, 2/15/31(1)		1,107	981,253
3.875%, 2/15/32(1)		1,466	1,286,826
5.25%, 6/15/29(1)		673	656,440
6.00%, 2/1/33(1)		1,190	1,158,919
6.25%, 11/1/34(1)		795	783,305
10.25% to 3/15/28(1)(15)(17)		1,753	1,935,442
TerraForm Power Operating LLC, 5.00%, 1/31/28(1)		1,497	1,450,264
Vistra Operations Co. LLC:
4.375%, 5/1/29(1)		939	892,469
5.00%, 7/31/27(1)		1,698	1,673,201
6.875%, 4/15/32(1)		1,405	1,433,228
			$ 17,654,874
Total Corporate Bonds (identified cost $579,451,800)			$ 572,826,828

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Portfolio of Investments — continued

Preferred Stocks — 0.0%†
Security	Shares	Value
Technology — 0.0%†
Cohesity Global, Inc.:
Series G(11)	10,002	$ 245,049
Series G1(11)	6,910	169,295
Total Preferred Stocks (identified cost $346,696)		$ 414,344

Senior Floating-Rate Loans — 45.6%(19)
Borrower/Description	Principal Amount* (000's omitted)		Value
Aerospace and Defense — 0.8%
Aernnova Aerospace SAU, Term Loan, 6.757%, (3 mo. EURIBOR + 4.00%), 2/27/30	EUR	1,000	$ 1,084,792
Air Comm Corp. LLC:
Term Loan, 7.322%, (SOFR + 3.00%), 11/21/31		1,408	1,402,414
Term Loan, 12/11/31(20)		117	116,868
HDI Aerospace Intermediate Holding III Corp., Term Loan, 8.822%, (SOFR + 4.50%), 2/11/32		650	647,563
IAP Worldwide Services, Inc., Term Loan - Second Lien, 0.00%, 7/18/23(10)(18)		216	172,975
Novaria Holdings LLC, Term Loan, 7.825%, (SOFR + 3.50%), 6/6/31		199	199,001
TransDigm, Inc.:
Term Loan, 6.799%, (SOFR + 2.50%), 2/28/31		4,541	4,521,503
Term Loan, 7.049%, (SOFR + 2.75%), 3/22/30		1,313	1,312,522
Vista Management Holding, Inc., Term Loan, 3/26/31(21)		600	596,625
			$ 10,054,263
Air Freight & Logistics — 0.1%
AIT Worldwide Logistics, Inc., Term Loan, 8.302%, (SOFR + 4.00%), 4/8/30		648	$ 648,712
Edge Finco PLC, Term Loan, 6.021%, (3 mo. EURIBOR + 3.50%), 8/22/31	EUR	500	540,407
			$ 1,189,119
Airlines — 0.1%
SkyMiles IP Ltd., Term Loan, 8.043%, (SOFR + 3.75%), 10/20/27		658	$ 665,235
			$ 665,235
Apparel & Luxury Goods — 0.2%
ABG Intermediate Holdings 2 LLC:
Term Loan, 6.575%, (SOFR + 2.25%), 12/21/28		247	$ 244,409
Term Loan, 6.575%, (SOFR + 2.25%), 2/13/32		625	618,881
Gloves Buyer, Inc., Term Loan, 8.439%, (SOFR + 4.00%), 12/29/27		620	597,943
Hanesbrands, Inc., Term Loan, 7.075%, (SOFR + 2.75%), 3/7/32		649	648,860
			$ 2,110,093
Borrower/Description	Principal Amount* (000's omitted)		Value
Auto Components — 0.7%
Adient U.S. LLC, Term Loan, 6.575%, (SOFR + 2.25%), 1/31/31		550	$ 544,018
Autokiniton U.S. Holdings, Inc., Term Loan, 8.442%, (SOFR + 4.00%), 4/6/28		505	496,396
Clarios Global LP:
Term Loan, 5.363%, (1 mo. EURIBOR + 3.00%), 7/16/31	EUR	913	980,175
Term Loan, 6.825%, (SOFR + 2.50%), 5/6/30		2,598	2,566,786
DexKo Global, Inc.:
Term Loan, 6.363%, (1 mo. EURIBOR + 4.00%), 10/4/28	EUR	405	410,415
Term Loan, 6.363%, (1 mo. EURIBOR + 4.00%), 10/4/28	EUR	595	602,725
Term Loan, 8.189%, (SOFR + 3.75%), 10/4/28		800	747,618
Garrett LX I SARL, Term Loan, 6.537%, (SOFR + 2.25%), 1/17/32		629	624,944
Lippert Colipper, Term Loan, 6.82%, (SOFR + 2.50%), 3/25/32		350	347,812
RealTruck Group, Inc., Term Loan, 9.439%, (SOFR + 5.00%), 1/31/28		668	656,556
			$ 7,977,445
Automobiles — 0.2%
MajorDrive Holdings IV LLC:
Term Loan, 8.561%, (SOFR + 4.00%), 6/1/28		433	$ 394,202
Term Loan, 9.949%, (SOFR + 5.50%), 6/1/29		1,601	1,472,460
			$ 1,866,662
Beverages — 0.1%
Celsius Holdings, Inc., Term Loan, 3/21/32(21)		550	$ 551,719
City Brewing Co. LLC:
Term Loan, 8.064%, (SOFR + 3.50%), 4/5/28		546	204,597
Term Loan, 10.814%, (SOFR + 6.25%), 4/5/28		177	72,441
Term Loan - Second Lien, 9.564%, (SOFR + 5.00%), 4/5/28		1,055	25,056
			$ 853,813
Biotechnology — 0.1%
Alltech, Inc., Term Loan, 8.689%, (SOFR + 4.25%), 8/13/30		984	$ 977,510
			$ 977,510
Building Products — 0.8%
CPG International, Inc., Term Loan, 6.325%, (SOFR + 2.00%), 9/19/31		723	$ 724,995
Knife River HoldCo, Term Loan, 6.292%, (SOFR + 2.00%), 3/8/32		250	249,688
Kodiak Building Partners, Inc., Term Loan, 8.046%, (SOFR + 3.75%), 12/4/31		550	529,768
LHS Borrower LLC, Term Loan, 9.175%, (SOFR + 4.75%), 2/16/29		1,113	951,326
LSF12 Crown U.S. Commercial Bidco LLC, Term Loan, 8.573%, (SOFR + 4.25%), 12/2/31		2,050	2,017,538
MI Windows & Doors LLC, Term Loan, 7.325%, (SOFR + 3.00%), 3/28/31		1,265	1,245,754
Oscar AcquisitionCo LLC, Term Loan, 8.549%, (SOFR + 4.25%), 4/29/29		878	823,284

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Building Products (continued)
PHRG Intermediate LLC, Term Loan, 8.322%, (SOFR + 4.00%), 2/20/32		950	$ 929,812
Sport Group Holding GmbH, Term Loan, 6.757%, (3 mo. EURIBOR + 4.00%), 7/8/31	EUR	1,000	1,084,344
Standard Industries, Inc., Term Loan, 6.069%, (SOFR + 1.75%), 9/22/28		369	369,038
Tarkett Participation, Term Loan, 5.808%, (1 mo. EURIBOR + 3.45%), 4/21/28	EUR	1,000	1,081,505
			$ 10,007,052
Capital Markets — 1.4%
Advisor Group, Inc., Term Loan, 7.825%, (SOFR + 3.50%), 8/17/28		1,123	$ 1,115,662
Aretec Group, Inc., Term Loan, 7.825%, (SOFR + 3.50%), 8/9/30		1,686	1,674,033
Athena Holdco SAS, Term Loan, 5.855%, (3 mo. EURIBOR + 3.50%), 4/14/31	EUR	1,000	1,083,111
Brookfield Property REIT, Inc., Term Loan, 6.925%, (SOFR + 2.50%), 8/27/25		584	583,832
CeramTec AcquiCo GmbH, Term Loan, 5.999%, (3 mo. EURIBOR + 3.50%), 3/16/29	EUR	760	821,023
Citco Funding LLC, Term Loan, 6.934%, (SOFR + 2.75%), 4/27/28		763	765,799
EIG Management Co. LLC, Term Loan, 9.319%, (SOFR + 5.00%), 5/17/29		402	402,321
FinCo I LLC, Term Loan, 6.575%, (SOFR + 2.25%), 6/27/29		1,207	1,210,350
Focus Financial Partners LLC, Term Loan, 7.075%, (SOFR + 2.75%), 9/15/31		4,281	4,245,057
Franklin Square Holdings LP, Term Loan, 6.575%, (SOFR + 2.25%), 4/25/31		1,017	1,017,313
HighTower Holdings LLC, Term Loan, 7.291%, (SOFR + 3.00%), 2/3/32		1,006	1,000,789
Kestra Advisor Services Holdings A, Inc., Term Loan, 7.291%, (SOFR + 3.00%), 3/21/31		647	641,751
Mariner Wealth Advisors LLC, Term Loan, 6.799%, (SOFR + 2.50%), 8/18/28		973	971,200
Orion Advisor Solutions, Inc., Term Loan, 8.041%, (SOFR + 3.75%), 9/24/30		622	622,559
Victory Capital Holdings, Inc., Term Loan, 6.638%, (SOFR + 2.25%), 7/1/26		873	873,950
			$ 17,028,750
Chemicals — 2.3%
Aruba Investments Holdings LLC, Term Loan, 6.363%, (1 mo. EURIBOR + 4.00%), 11/24/27	EUR	960	$ 1,016,249
Discovery Purchaser Corp., Term Loan, 8.04%, (SOFR + 3.75%), 10/4/29		599	593,637
Groupe Solmax, Inc., Term Loan, 9.255%, (SOFR + 4.75%), 5/29/28(22)		190	159,244
INEOS Enterprises Holdings II Ltd., Term Loan, 6.499%, (3 mo. EURIBOR + 4.00%), 7/7/30	EUR	500	541,701
INEOS Enterprises Holdings U.S. Finco LLC, Term Loan, 8.163%, (SOFR + 3.75%), 7/8/30		1,037	1,036,875
INEOS Finance PLC, Term Loan, 5.863%, (1 mo. EURIBOR + 3.50%), 6/23/31	EUR	1,194	1,275,655
INEOS Quattro Holdings U.K. Ltd.:
Term Loan, 6.863%, (1 mo. EURIBOR + 4.50%), 4/2/29	EUR	1,000	1,059,090
Borrower/Description	Principal Amount* (000's omitted)		Value
Chemicals (continued)
INEOS Quattro Holdings U.K. Ltd.: (continued)
Term Loan, 8.175%, (SOFR + 3.75%), 3/14/30		418	$ 393,553
Term Loan, 8.675%, (SOFR + 4.25%), 4/2/29		2,274	2,188,873
INEOS U.S. Finance LLC:
Term Loan, 6.925%, (SOFR + 2.50%), 11/8/28		606	591,409
Term Loan, 7.325%, (SOFR + 3.00%), 2/7/31		1,045	1,001,396
Term Loan, 7.575%, (SOFR + 3.25%), 2/18/30		1,771	1,705,703
Lonza Group AG:
Term Loan, 6.768%, (3 mo. EURIBOR + 3.93%), 7/3/28	EUR	1,000	1,029,262
Term Loan, 8.324%, (SOFR + 3.93%), 7/3/28		1,688	1,559,217
Momentive Performance Materials, Inc., Term Loan, 8.325%, (SOFR + 4.00%), 3/29/28		784	781,942
Natgasoline LLC, Term Loan, 3/29/30(21)		525	512,531
Nobian Finance BV, Term Loan, 7/1/29(21)	EUR	500	539,852
Nouryon Finance BV:
Term Loan, 6.204%, (3 mo. EURIBOR + 3.50%), 4/3/28	EUR	750	812,025
Term Loan, 7.553%, (SOFR + 3.25%), 4/3/28		1,284	1,283,074
Olympus Water U.S. Holding Corp., Term Loan, 7.299%, (SOFR + 3.00%), 6/20/31		2,041	2,012,411
Orion Engineered Carbons GmbH:
Term Loan, 4.755%, (3 mo. EURIBOR + 2.40%), 9/24/28	EUR	1,000	1,080,121
Term Loan, 6.549%, (SOFR + 2.15%), 9/24/28		362	345,591
Paint Intermediate III LLC, Term Loan, 7.302%, (SOFR + 3.00%), 10/9/31		525	525,328
Rohm Holding GmbH:
Term Loan, 7.848%, (3 mo. EURIBOR + 5.25%), 7.598% cash, 0.25% PIK, 1/31/29	EUR	1,002	1,037,897
Term Loan, 9.737%, (SOFR + 5.50%), 1/31/29(22)		906	872,848
SCUR-Alpha 1503 GmbH, Term Loan, 9.791%, (SOFR + 5.50%), 3/29/30		907	847,570
Tronox Finance LLC:
Term Loan, 6.549%, (SOFR + 2.25%), 4/4/29		474	462,441
Term Loan, 6.811%, (SOFR + 2.50%), 9/18/31(22)		1,739	1,699,101
W.R. Grace & Co.-Conn., Term Loan, 7.549%, (SOFR + 3.25%), 9/22/28		1,088	1,079,594
			$ 28,044,190
Commercial Services & Supplies — 1.7%
Albion Financing 3 SARL, Term Loan, 7.302%, (SOFR + 3.00%), 8/16/29		1,794	$ 1,797,886
Allied Universal Holdco LLC:
Term Loan, 6.113%, (1 mo. EURIBOR + 3.75%), 5/12/28	EUR	965	1,042,333
Term Loan, 8.175%, (SOFR + 3.75%), 5/12/28		2,644	2,644,613
Armor Holding II LLC, Term Loan, 12/11/28(21)		200	199,813
Befesa SA, Term Loan, 5.362%, (3 mo. EURIBOR + 2.75%), 7/9/29	EUR	1,000	1,087,863
Belfor Holdings, Inc.:
Term Loan, 5.863%, (1 mo. EURIBOR + 3.50%), 11/1/30	EUR	1,000	1,081,300
Term Loan, 7.325%, (SOFR + 3.00%), 11/1/30		570	569,705
EnergySolutions LLC, Term Loan, 7.575%, (SOFR + 3.25%), 9/20/30		3,725	3,722,303

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Commercial Services & Supplies (continued)
Flame Newco LLC, Term Loan, 10.425%, (SOFR + 6.10%), 6/30/28		214	$ 210,494
Foundever Group, Term Loan, 6.25%, (3 mo. EURIBOR + 3.75%), 8/28/28	EUR	500	337,636
Foundever Worldwide Corp., Term Loan, 8.178%, (SOFR + 3.75%), 8/28/28		1,834	1,104,491
GFL Environmental, Inc., Term Loan, 6.819%, (SOFR + 2.50%), 2/4/32		1,500	1,488,750
Harsco Corp., Term Loan, 6.689%, (SOFR + 2.25%), 6/9/28		385	379,706
Heritage-Crystal Clean, Inc., Term Loan, 8.303%, (SOFR + 4.00%), 10/17/30		691	692,550
Monitronics International, Inc., Term Loan, 12.087%, (SOFR + 7.50%), 6/30/28		1,416	1,410,705
Prime Security Services Borrower LLC, Term Loan, 6.325%, (SOFR + 2.00%), 10/13/30		945	942,354
Tempo Acquisition LLC, Term Loan, 6.075%, (SOFR + 1.75%), 8/31/28		669	664,647
TMF Group Holding BV:
Term Loan, 5.986%, (3 mo. EURIBOR + 3.25%), 5/3/28	EUR	1,000	1,080,218
Term Loan, 7.046%, (SOFR + 2.75%), 5/3/28		370	368,635
			$ 20,826,002
Construction Materials — 0.7%
Construction Partners, Inc., Term Loan, 6.827%, (SOFR + 2.50%), 11/3/31		524	$ 521,506
Quikrete Holdings, Inc.:
Term Loan, 6.575%, (SOFR + 2.25%), 3/19/29		2,110	2,092,892
Term Loan, 6.575%, (SOFR + 2.25%), 4/14/31		3,121	3,090,309
Term Loan, 6.575%, (SOFR + 2.25%), 2/10/32		1,750	1,732,552
Star Holding LLC, Term Loan, 8.825%, (SOFR + 4.50%), 7/31/31		846	828,662
			$ 8,265,921
Consumer Finance — 0.1%
Global Blue Acquisition BV, Term Loan, 5.721%, (1 mo. EURIBOR + 3.25%), 12/5/30	EUR	1,000	$ 1,085,609
			$ 1,085,609
Consumer Staples Distribution & Retail — 0.4%
Cardenas Markets, Inc., Term Loan, 11.149%, (SOFR + 6.75%), 8/1/29		392	$ 338,751
Peer Holding III BV:
Term Loan, 5.605%, (3 mo. EURIBOR + 3.25%), 11/5/31	EUR	1,500	1,623,515
Term Loan, 6.799%, (SOFR + 2.50%), 10/28/30		1,089	1,089,174
Term Loan, 6.799%, (SOFR + 2.50%), 7/1/31		1,421	1,420,727
			$ 4,472,167
Containers & Packaging — 0.5%
Altium Packaging LLC, Term Loan, 6.825%, (SOFR + 2.50%), 6/11/31		496	$ 485,705
Berlin Packaging LLC, Term Loan, 7.82%, (SOFR + 3.50%), 6/7/31(22)		1,213	1,209,935
Clydesdale Acquisition Holdings, Inc., Term Loan, 7.50%, (SOFR + 3.18%), 4/13/29		468	466,180
Borrower/Description	Principal Amount* (000's omitted)		Value
Containers & Packaging (continued)
Pactiv Evergreen Group Holdings, Inc., Term Loan, 6.825%, (SOFR + 2.50%), 9/24/28		1,630	$ 1,629,861
Pregis TopCo Corp., Term Loan, 8.325%, (SOFR + 4.00%), 7/31/26		616	616,867
Pretium PKG Holdings, Inc., Term Loan - Second Lien, 11.309%, (SOFR + 6.75%), 10/1/29		350	81,856
Proampac PG Borrower LLC, Term Loan, 8.31%, (SOFR + 4.00%), 9/15/28		1,111	1,106,338
			$ 5,596,742
Distributors — 0.4%
CD&R Hydra Buyer, Inc., Term Loan, 8.425%, (SOFR + 4.00%), 3/25/31		842	$ 809,645
Parts Europe SA, Term Loan, 5.954%, (3 mo. EURIBOR + 3.25%), 2/3/31	EUR	1,500	1,625,250
Phillips Feed Service, Inc., Term Loan, 11.425%, (SOFR + 7.00%), 11/13/26(10)		104	63,756
Rubix Group Midco 3 Ltd., Term Loan, 6.535%, (3 mo. EURIBOR + 4.00%), 9/30/28	EUR	1,000	1,084,771
Safic-Alcan SAS, Term Loan, 5.855%, (3 mo. EURIBOR + 3.50%), 6/22/29	EUR	1,000	1,085,933
Winterfell Financing SARL, Term Loan, 7.539%, (3 mo. EURIBOR + 5.00%), 5/4/28	EUR	500	535,919
			$ 5,205,274
Diversified Consumer Services — 0.8%
Amber Finco PLC, Term Loan, 5.855%, (3 mo. EURIBOR + 3.50%), 6/11/29	EUR	1,100	$ 1,192,629
Anticimex International AB, Term Loan, 5.899%, (3 mo. EURIBOR + 3.40%), 11/16/28	EUR	1,000	1,079,781
Ascend Learning LLC:
Term Loan, 7.325%, (SOFR + 3.00%), 12/11/28		631	623,744
Term Loan - Second Lien, 10.175%, (SOFR + 5.75%), 12/10/29		1,646	1,643,227
Fugue Finance BV, Term Loan, 5.949%, (3 mo. EURIBOR + 3.25%), 1/9/32	EUR	1,000	1,078,104
KUEHG Corp., Term Loan, 7.549%, (SOFR + 3.25%), 6/12/30		973	971,907
Spring Education Group, Inc., Term Loan, 8.299%, (SOFR + 4.00%), 10/4/30		1,343	1,343,221
Wand NewCo 3, Inc., Term Loan, 6.825%, (SOFR + 2.50%), 1/30/31		1,206	1,190,094
			$ 9,122,707
Diversified Financial Services — 0.2%
Concorde Midco Ltd., Term Loan, 6.023%, (1 mo. EURIBOR + 3.50%), 3/1/30	EUR	1,000	$ 1,074,093
Sandy BidCo BV, Term Loan, 6.261%, (6 mo. EURIBOR + 3.85%), 8/17/29	EUR	1,000	1,068,232
			$ 2,142,325
Diversified Telecommunication Services — 1.1%
Altice France SA, Term Loan, 9.802%, (SOFR + 5.50%), 8/15/28		1,058	$ 950,595
Anuvu Holdings 2 LLC:
Term Loan, 12.645%, (SOFR + 8.25%), 3/23/26(10)		869	318,619

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Diversified Telecommunication Services (continued)
Anuvu Holdings 2 LLC: (continued)
Term Loan, 14.395%, (SOFR + 10.00%), 8.395% cash, 6.00% PIK, 9/27/27(10)		344	$ 275,202
Eircom Finco SARL, Term Loan, 5.206%, (1 mo. EURIBOR + 2.75%), 5/15/29	EUR	1,786	1,927,173
Lumen Technologies, Inc.:
Term Loan, 6.789%, (SOFR + 2.35%), 4/15/29		1,043	1,005,409
Term Loan, 6.789%, (SOFR + 2.35%), 4/15/30		1,043	1,004,094
Telenet International Finance SARL, Term Loan, 4.618%, (1 mo. EURIBOR + 2.25%), 4/30/29	EUR	1,750	1,856,898
UPC Broadband Holding BV:
Term Loan, 4.868%, (1 mo. EURIBOR + 2.50%), 4/30/29	EUR	1,500	1,612,988
Term Loan, 5.293%, (1 mo. EURIBOR + 2.93%), 1/31/29	EUR	519	560,073
Virgin Media Bristol LLC, Term Loan, 7.684%, (SOFR + 3.25%), 1/31/29		1,150	1,129,352
Virgin Media Ireland Ltd., Term Loan, 5.943%, (1 mo. EURIBOR + 3.58%), 7/15/29	EUR	1,000	1,074,996
Virgin Media SFA Finance Ltd., Term Loan, 4.868%, (1 mo. EURIBOR + 2.50%), 1/31/29	EUR	600	637,144
Zayo Group Holdings, Inc., Term Loan, 5.613%, (1 mo. EURIBOR + 3.25%), 3/9/27	EUR	950	950,336
			$ 13,302,879
Electric Utilities — 0.3%
Kohler Energy Co. LLC:
Term Loan, 7.362%, (3 mo. EURIBOR + 4.75%), 5/1/31	EUR	1,500	$ 1,629,719
Term Loan, 8.049%, (SOFR + 3.75%), 5/1/31		2,084	2,055,777
			$ 3,685,496
Electrical Equipment — 0.3%
AZZ, Inc., Term Loan, 6.825%, (SOFR + 2.50%), 5/13/29		293	$ 294,140
Dynamo Newco II GmbH, Term Loan, 10/1/31(21)	EUR	500	542,272
WEC U.S. Holdings Ltd., Term Loan, 6.573%, (SOFR + 2.25%), 1/27/31		3,035	3,010,669
			$ 3,847,081
Electronic Equipment, Instruments & Components — 0.9%
Chamberlain Group, Inc., Term Loan, 7.675%, (SOFR + 3.25%), 11/3/28		2,638	$ 2,616,624
Creation Technologies, Inc., Term Loan, 10.058%, (SOFR + 5.50%), 10/5/28		948	922,112
II-VI, Inc., Term Loan, 6.325%, (SOFR + 2.00%), 7/2/29		769	768,618
Minimax Viking GmbH:
Term Loan, 4.896%, (3 mo. EURIBOR + 2.50%), 2/20/32	EUR	1,500	1,626,410
Term Loan, 6.57%, (SOFR + 2.25%), 2/20/32		600	598,875
Mirion Technologies, Inc., Term Loan, 6.549%, (SOFR + 2.25%), 10/20/28		586	585,278
Range Red Operating, Inc.:
Term Loan, 12.41%, (SOFR + 8.00%), 10/1/29		188	184,681
Term Loan - Second Lien, 12.41%, (SOFR + 8.00%), 10/1/29		788	774,712
Sector Alarm Holding AS, Term Loan, 5.999%, (3 mo. EURIBOR + 3.50%), 6/14/29	EUR	500	541,926
Borrower/Description	Principal Amount* (000's omitted)		Value
Electronic Equipment, Instruments & Components (continued)
Verifone Systems, Inc., Term Loan, 9.942%, (SOFR + 5.50%), 8/18/28		1,065	$ 947,581
Verisure Holding AB, Term Loan, 5.355%, (3 mo. EURIBOR + 3.00%), 3/27/28	EUR	1,000	1,080,354
			$ 10,647,171
Energy Equipment & Services — 0.4%
Ameriforge Group, Inc.:
Term Loan, 15.442%, (SOFR + 11.00%), 4.442% cash, 11.00% PIK, 12/31/25(10)		125	$ 35,989
Term Loan, 15.442%, (SOFR + 11.00%), 4.442% cash, 11.00% PIK, 12/31/25(10)		1,082	311,647
GIP Pilot Acquisition Partners LP, Term Loan, 6.302%, (SOFR + 2.00%), 10/4/30		472	470,601
Holding Socotec, Term Loan, 5.605%, (3 mo. EURIBOR + 3.25%), 6/2/28	EUR	1,000	1,082,727
New Generation Gas Gathering LLC, Term Loan, 10.041%, (SOFR + 5.75%), 9/30/29		1,421	1,399,464
PG Investment Co. 59 SARL, Term Loan, 7.299%, (SOFR + 3.00%), 3/26/31		1,394	1,395,562
			$ 4,695,990
Engineering & Construction — 0.4%
American Residential Services LLC, Term Loan, 7.541%, (SOFR + 3.25%), 2/2/32		552	$ 550,620
APi Group DE, Inc., Term Loan, 6.075%, (SOFR + 1.75%), 1/3/29		1,248	1,245,020
Arcosa, Inc., Term Loan, 6.575%, (SOFR + 2.25%), 8/12/31		374	374,296
Artera Services LLC, Term Loan, 8.799%, (SOFR + 4.50%), 2/15/31		421	400,121
Azuria Water Solutions, Inc., Term Loan, 7.325%, (SOFR + 3.00%), 5/17/28		459	456,630
Northstar Group Services, Inc., Term Loan, 9.075%, (SOFR + 4.75%), 5/8/30		1,390	1,398,761
Platea BC Bidco AB:
Term Loan, 4.924%, (1 mo. EURIBOR + 4.00%), 4/3/31(20)	EUR	83	90,460
Term Loan, 6.355%, (3 mo. EURIBOR + 4.00%), 4/3/31	EUR	417	452,301
			$ 4,968,209
Entertainment — 0.4%
City Football Group Ltd., Term Loan, 7.939%, (SOFR + 3.50%), 7/22/30		1,334	$ 1,320,089
Playtika Holding Corp., Term Loan, 7.189%, (SOFR + 2.75%), 3/13/28		2,126	2,107,589
Renaissance Holding Corp., Term Loan, 8.325%, (SOFR + 4.00%), 4/5/30		936	919,993
Vue Entertainment International Ltd., Term Loan, 11.446%, (3 mo. EURIBOR + 8.40%), 3.046% cash, 8.40% PIK, 12/31/27	EUR	480	339,883
Vue International Bidco PLC, Term Loan, 11.046%, (6 mo. EURIBOR + 8.00%), 6/30/27	EUR	121	131,304
			$ 4,818,858

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Equity Real Estate Investment Trusts (REITs) — 0.1%
Iron Mountain, Inc., Term Loan, 6.325%, (SOFR + 2.00%), 1/31/31		861	$ 857,157
			$ 857,157
Financial Services — 1.1%
Boost Newco Borrower LLC:
Term Loan, 4.855%, (3 mo. EURIBOR + 2.50%), 1/31/31	EUR	1,496	$ 1,622,320
Term Loan, 6.299%, (SOFR + 2.00%), 1/31/31		2,868	2,852,584
Citrin Cooperman Advisors LLC:
Term Loan, 4/1/32(21)		1,268	1,260,655
Term Loan, 4/1/32(21)		82	81,333
CohnReznick LLP:
Term Loan, 3/26/32(21)		136	136,278
Term Loan, 3/26/32(21)		589	588,722
CPI Holdco B LLC, Term Loan, 6.325%, (SOFR + 2.00%), 5/19/31		1,219	1,208,466
Ditech Holding Corp., Term Loan, 0.00%, 6/30/25(18)		2,110	416,702
Grant Thornton Advisors LLC, Term Loan, 7.075%, (SOFR + 2.75%), 6/2/31		1,991	1,983,608
NCR Atleos LLC, Term Loan, 8.053%, (SOFR + 3.75%), 4/16/29		555	557,648
Nuvei Technologies Corp., Term Loan, 7.325%, (SOFR + 3.00%), 11/17/31		525	522,228
Walker & Dunlop, Inc., Term Loan, 6.319%, (SOFR + 2.00%), 3/14/32		725	722,281
WEX, Inc., Term Loan, 6.075%, (SOFR + 1.75%), 3/5/32		825	818,470
			$ 12,771,295
Food Products — 1.2%
Artisan Newco BV, Term Loan, 6.115%, (3 mo. EURIBOR + 3.75%), 2/12/29	EUR	495	$ 536,062
CHG PPC Parent LLC:
Term Loan, 5.863%, (1 mo. EURIBOR + 3.50%), 12/8/28	EUR	2,000	2,168,006
Term Loan, 7.439%, (SOFR + 3.00%), 12/8/28		461	460,626
Del Monte Foods, Inc.:
Term Loan, 12.469%, (SOFR + 8.15%), 8/2/28		210	209,484
Term Loan - Second Lien, 8.716%, (SOFR + 4.40%), 8/2/28		440	285,369
Froneri Lux Finco SARL:
Term Loan, 5.098%, (6 mo. EURIBOR + 2.50%), 9/30/31	EUR	1,275	1,375,279
Term Loan, 6.237%, (SOFR + 2.00%), 9/17/31		2,107	2,095,556
Monogram Food Solutions LLC, Term Loan, 8.439%, (SOFR + 4.00%), 8/28/28		532	524,143
Newly Weds Foods, Inc., Term Loan, 6.566%, (SOFR + 2.25%), 3/15/32		1,200	1,194,000
Nomad Foods Europe Midco Ltd., Term Loan, 5.155%, (6 mo. EURIBOR + 2.50%), 6/24/28	EUR	3,000	3,261,465
Pegasus BidCo BV, Term Loan, 6.022%, (3 mo. EURIBOR + 3.50%), 7/12/29	EUR	940	1,020,087
POP Bidco SAS, Term Loan, 7.344%, (3 mo. EURIBOR + 4.50%), 11/26/31	EUR	500	542,734
Borrower/Description	Principal Amount* (000's omitted)		Value
Food Products (continued)
United Petfood Finance BV, Term Loan, 5.171%, (6 mo. EURIBOR + 2.75%), 2/26/32	EUR	750	$ 807,062
Valeo F1 Co. Ltd. (Ireland), Term Loan, 6.129%, (6 mo. EURIBOR + 3.75%), 9/29/28	EUR	500	537,187
			$ 15,017,060
Health Care Equipment & Supplies — 0.1%
Bayou Intermediate II LLC, Term Loan, 9.052%, (SOFR + 4.50%), 8/2/28		726	$ 727,155
Medline Borrower LP, Term Loan, 5.113%, (1 mo. EURIBOR + 2.75%), 10/23/28	EUR	1,000	1,081,300
			$ 1,808,455
Health Care Providers & Services — 2.8%
AEA International Holdings (Lux) SARL, Term Loan, 7.049%, (SOFR + 2.75%), 9/7/28		1,040	$ 1,031,268
Biogroup-LCD, Term Loan, 6.026%, (3 mo. EURIBOR + 3.50%), 2/9/28	EUR	750	791,552
BW NHHC Holdco, Inc., Term Loan - Second Lien, 12.299%, (SOFR + 8.00%), 10.049% cash, 2.25% PIK, 1/15/26		3,802	3,500,337
CCRR Parent, Inc., Term Loan, 8.825%, (SOFR + 4.25%), 3/6/28		504	224,862
Cerba Healthcare SAS, Term Loan, 6.063%, (1 mo. EURIBOR + 3.70%), 6/30/28	EUR	950	854,582
CHG Healthcare Services, Inc., Term Loan, 7.313%, (SOFR + 3.00%), 9/29/28		1,457	1,456,396
CNT Holdings I Corp., Term Loan, 6.802%, (SOFR + 2.50%), 11/8/32		674	670,623
Concentra Health Services, Inc., Term Loan, 6.325%, (SOFR + 2.00%), 7/26/31		374	374,062
Electron BidCo, Inc., Term Loan, 7.075%, (SOFR + 2.75%), 11/1/28		1,080	1,079,125
Elsan SAS, Term Loan, 6.156%, (3 mo. EURIBOR + 3.50%), 6/16/31	EUR	1,500	1,613,645
Ensemble RCM LLC, Term Loan, 7.291%, (SOFR + 3.00%), 8/1/29		2,296	2,296,588
Hanger, Inc.:
Term Loan, 4.149%, (SOFR + 3.50%), 10/23/31(20)		151	151,219
Term Loan, 7.825%, (SOFR + 3.50%), 10/23/31		1,174	1,174,470
IVC Acquisition Ltd.:
Term Loan, 8.049%, (SOFR + 3.75%), 12/12/28		1,012	1,013,954
Term Loan, 9.574%, (SONIA + 5.75%), 12/12/28	GBP	1,000	1,296,497
LSCS Holdings, Inc., Term Loan, 8.799%, (SOFR + 4.50%), 3/4/32		475	474,853
Medical Solutions Holdings, Inc., Term Loan, 7.891%, (SOFR + 3.50%), 11/1/28		1,432	929,377
Mehilainen Yhtiot Oy, Term Loan, 6.255%, (3 mo. EURIBOR + 3.90%), 8/5/31	EUR	1,000	1,084,479
Midwest Physician Administrative Services LLC, Term Loan, 7.561%, (SOFR + 3.00%), 3/12/28		456	400,329
National Mentor Holdings, Inc.:
Term Loan, 8.149%, (SOFR + 3.75%), 3/2/28		58	56,638
Term Loan, 8.17%, (SOFR + 3.75%), 3/2/28(22)		1,999	1,942,079
Option Care Health, Inc., Term Loan, 6.575%, (SOFR + 2.25%), 10/27/28		411	413,398

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Health Care Providers & Services (continued)
Pacific Dental Services LLC, Term Loan, 7.072%, (SOFR + 2.75%), 3/15/31		1,191	$ 1,185,969
Phoenix Guarantor, Inc., Term Loan, 6.825%, (SOFR + 2.50%), 2/21/31		1,574	1,569,756
Radnet Management, Inc., Term Loan, 6.568%, (SOFR + 2.25%), 4/18/31		720	719,224
Raven Acquisition Holdings LLC:
Term Loan, 3.25%, 11/19/31(20)		108	107,160
Term Loan, 7.575%, (SOFR + 3.25%), 11/19/31		1,517	1,500,234
Select Medical Corp., Term Loan, 6.325%, (SOFR + 2.00%), 12/3/31		973	972,562
Sound Inpatient Physicians, Term Loan - Second Lien, 9.561%, (SOFR + 5.00%), 8.061% cash, 1.50% PIK, 6/28/28		412	378,324
Surgery Center Holdings, Inc., Term Loan, 7.072%, (SOFR + 2.75%), 12/19/30		933	933,114
Synlab Bondco PLC:
Term Loan, 5.068%, (6 mo. EURIBOR + 2.50%), 7/1/27	EUR	500	537,736
Term Loan, 6.181%, (3 mo. EURIBOR + 3.50%), 12/20/30	EUR	125	135,340
TTF Holdings LLC, Term Loan, 8.002%, (SOFR + 3.75%), 7/18/31		1,421	1,400,116
U.S. Anesthesia Partners, Inc., Term Loan, 8.687%, (SOFR + 4.25%), 10/1/28		1,470	1,445,352
			$ 33,715,220
Health Care Technology — 0.3%
Imprivata, Inc., Term Loan, 7.791%, (SOFR + 3.50%), 12/1/27		517	$ 517,483
PointClickCare Technologies, Inc., Term Loan, 7.549%, (SOFR + 3.25%), 11/3/31		648	647,568
Press Ganey Holdings, Inc., Term Loan, 7.575%, (SOFR + 3.25%), 4/30/31		647	643,988
Project Ruby Ultimate Parent Corp., Term Loan, 7.439%, (SOFR + 3.00%), 3/10/28		1,011	1,008,822
Waystar Technologies, Inc., Term Loan, 6.575%, (SOFR + 2.25%), 10/22/29		1,037	1,034,645
			$ 3,852,506
Hotels, Restaurants & Leisure — 1.8%
Betclic Everest Group, Term Loan, 5.785%, (3 mo. EURIBOR + 3.25%), 12/10/31	EUR	500	$ 540,988
Caesars Entertainment, Inc., Term Loan, 6.563%, (SOFR + 2.25%), 2/6/31		2,252	2,240,989
Carnival Corp., Term Loan, 6.325%, (SOFR + 2.00%), 10/18/28		2,052	2,053,576
Fertitta Entertainment LLC, Term Loan, 7.825%, (SOFR + 3.50%), 1/27/29		4,086	4,029,240
Flutter Financing BV, Term Loan, 6.049%, (SOFR + 1.75%), 11/30/30		3,037	3,028,424
Four Seasons Hotels Ltd., Term Loan, 6.075%, (SOFR + 1.75%), 11/30/29		998	999,055
GVC Holdings (Gibraltar) Ltd., Term Loan, 5.619%, (3 mo. EURIBOR + 3.25%), 6/30/28	EUR	1,850	2,008,136
Horizon U.S. Finco LP, Term Loan, 9.177%, (SOFR + 4.75%), 10/31/31		1,047	996,181
IRB Holding Corp., Term Loan, 6.825%, (SOFR + 2.50%), 12/15/27		293	291,021
Borrower/Description	Principal Amount* (000's omitted)		Value
Hotels, Restaurants & Leisure (continued)
J&J Ventures Gaming LLC, Term Loan, 7.825%, (SOFR + 3.50%), 4/26/30		550	$ 543,125
Ontario Gaming GTA LP, Term Loan, 8.549%, (SOFR + 4.25%), 8/1/30		1,485	1,465,118
Playa Resorts Holding BV, Term Loan, 7.075%, (SOFR + 2.75%), 1/5/29		1,295	1,295,116
Scientific Games Holdings LP, Term Loan, 6.486%, (3 mo. EURIBOR + 3.75%), 4/4/29	EUR	1,000	1,085,582
SeaWorld Parks & Entertainment, Inc., Term Loan, 6.325%, (SOFR + 2.00%), 12/4/31		869	863,717
Wyndham Hotels & Resorts, Inc., Term Loan, 6.075%, (SOFR + 1.75%), 5/24/30		763	764,441
			$ 22,204,709
Household Durables — 1.3%
Hunter Douglas, Inc., Term Loan, 5.605%, (3 mo. EURIBOR + 3.25%), 1/20/32	EUR	1,000	$ 1,059,674
Libbey Glass, Inc., Term Loan, 10.95%, (SOFR + 6.50%), 11/22/27		9,288	9,047,684
Madison Safety & Flow LLC, Term Loan, 7.075%, (SOFR + 2.75%), 9/26/31		522	522,129
Serta Simmons Bedding LLC:
Term Loan, 11.905%, (SOFR + 7.50%), 6/29/28		393	393,544
Term Loan, 11.914%, (SOFR + 7.50%), 6/29/28		3,620	3,394,205
Tempur Sealy International, Inc., Term Loan, 6.817%, (SOFR + 2.50%), 10/24/31(22)		1,696	1,696,632
			$ 16,113,868
Household Products — 0.2%
Kronos Acquisition Holdings, Inc., Term Loan, 8.299%, (SOFR + 4.00%), 7/8/31		1,841	$ 1,587,647
Nobel Bidco BV, Term Loan, 5.639%, (6 mo. EURIBOR + 3.25%), 9/1/28	EUR	1,000	1,069,816
			$ 2,657,463
Independent Power and Renewable Electricity Producers — 0.1%
Thunder Generation Funding LLC, Term Loan, 7.303%, (SOFR + 3.00%), 10/3/31(22)		1,095	$ 1,095,698
			$ 1,095,698
Industrial Conglomerates — 0.3%
Ammeraal Beltech Holding BV, Term Loan, 7.355%, (3 mo. EURIBOR + 5.00%), 12/30/28	EUR	942	$ 1,023,338
Nvent Electric Public Ltd. Co., Term Loan, 7.825%, (SOFR + 3.50%), 1/30/32		1,125	1,126,170
Rain Carbon GmbH, Term Loan, 7.426%, (3 mo. EURIBOR + 5.00%), 10/31/28	EUR	901	971,393
			$ 3,120,901
Industrials Conglomerates — 0.1%
AAG U.S. GSI Bidco, Inc., Term Loan, 9.299%, (SOFR + 5.00%), 10/31/31		500	$ 495,000
John Bean Technologies Corp., Term Loan, 6.675%, (SOFR + 2.25%), 1/2/32		725	725,529
			$ 1,220,529

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Insurance — 1.6%
Alliant Holdings Intermediate LLC, Term Loan, 7.069%, (SOFR + 2.75%), 9/19/31		1,221	$ 1,214,849
AmWINS Group, Inc., Term Loan, 6.575%, (SOFR + 2.25%), 1/30/32		4,239	4,209,774
Broadstreet Partners, Inc., Term Loan, 7.325%, (SOFR + 3.00%), 6/13/31		1,141	1,132,917
Financiere CEP SAS, Term Loan, 6.577%, (6 mo. EURIBOR + 4.00%), 6/18/27	EUR	1,750	1,899,730
HUB International Ltd., Term Loan, 6.787%, (SOFR + 2.50%), 6/20/30		5,286	5,270,030
Ryan Specialty Group LLC, Term Loan, 6.575%, (SOFR + 2.25%), 9/15/31		1,247	1,245,472
Siaci Saint Honore, Term Loan, 5.855%, (3 mo. EURIBOR + 3.50%), 11/16/28	EUR	1,000	1,082,992
Truist Insurance Holdings LLC, Term Loan, 7.049%, (SOFR + 2.75%), 5/6/31		276	274,428
USI, Inc., Term Loan, 6.549%, (SOFR + 2.25%), 11/21/29		3,011	2,986,073
			$ 19,316,265
Interactive Media & Services — 0.0%†
Foundational Education Group, Inc., Term Loan, 8.302%, (SOFR + 3.75%), 8/31/28		532	$ 485,564
			$ 485,564
IT Services — 1.8%
Asurion LLC:
Term Loan, 7.689%, (SOFR + 3.25%), 7/31/27		1,066	$ 1,058,610
Term Loan, 8.425%, (SOFR + 4.00%), 8/19/28		990	980,787
Term Loan, 8.575%, (SOFR + 4.25%), 9/19/30		3,034	2,999,791
Term Loan - Second Lien, 9.689%, (SOFR + 5.25%), 1/31/28		1,350	1,282,500
Endure Digital, Inc., Term Loan, 7.929%, (SOFR + 3.50%), 2/10/28		2,695	1,974,088
Gainwell Acquisition Corp., Term Loan, 8.399%, (SOFR + 4.00%), 10/1/27		3,017	2,837,878
Go Daddy Operating Co. LLC, Term Loan, 6.075%, (SOFR + 1.75%), 11/9/29		145	144,785
Informatica LLC, Term Loan, 6.575%, (SOFR + 2.25%), 10/27/28		2,595	2,597,189
NAB Holdings LLC, Term Loan, 6.799%, (SOFR + 2.50%), 11/24/28		1,089	1,081,788
Plano HoldCo, Inc., Term Loan, 7.799%, (SOFR + 3.50%), 10/2/31		600	598,500
Rackspace Finance LLC:
Term Loan, 10.687%, (SOFR + 6.25%), 5/15/28		1,452	1,493,832
Term Loan - Second Lien, 7.187%, (SOFR + 2.75%), 5/15/28		2,317	1,081,936
Sedgwick Claims Management Services, Inc., Term Loan, 7.313%, (SOFR + 3.00%), 7/31/31		1,203	1,200,119
Synechron, Inc., Term Loan, 8.041%, (SOFR + 3.75%), 10/3/31		875	873,906
team.blue Finco SARL, Term Loan, 6.055%, (3 mo. EURIBOR + 3.70%), 9/30/29	EUR	1,000	1,082,111
			$ 21,287,820
Borrower/Description	Principal Amount* (000's omitted)		Value
Leisure Products — 0.2%
Accell Group NV, Term Loan, 9.468%, (3 mo. EURIBOR + 7.00%), 5/31/30	EUR	93	$ 91,759
Fender Musical Instruments Corp., Term Loan, 8.425%, (SOFR + 4.00%), 12/1/28		302	260,022
Pretzel Parent, Inc., Term Loan, 8.825%, (SOFR + 4.50%), 10/1/31		1,000	1,002,030
Recess Holdings, Inc., Term Loan, 8.047%, (SOFR + 3.75%), 2/20/30		966	967,575
Sprint Holdco BV:
Term Loan, 9.468%, (6 mo. EURIBOR + 7.00%), 5/31/30	EUR	85	53,874
Term Loan - Second Lien, 9.468%, (6 mo. EURIBOR + 7.00%), 6/30/31	EUR	49	8,171
Sprint MidCo BV:
Term Loan, 9.468%, (6 mo. EURIBOR + 7.00%), 6/30/31	EUR	82	2,474
Term Loan - Second Lien, 9.468%, (6 mo. EURIBOR + 7.00%), 6/30/31	EUR	57	4,155
			$ 2,390,060
Life Sciences Tools & Services — 0.2%
LGC Group Holdings Ltd., Term Loan, 5.80%, (1 mo. EURIBOR + 3.25%), 4/21/27	EUR	1,000	$ 1,081,451
Loire Finco Luxembourg SARL, Term Loan, 8.325%, (SOFR + 4.00%), 1/31/30		335	334,216
Normec 1 BV:
Term Loan, 5.868%, (1 mo. EURIBOR + 3.50%), 4/16/31	EUR	490	530,680
Term Loan, 4/16/31(21)	EUR	510	551,971
			$ 2,498,318
Machinery — 2.4%
American Trailer World Corp., Term Loan, 8.175%, (SOFR + 3.75%), 3/3/28		612	$ 497,408
Apex Tool Group LLC:
Term Loan, 14.425%, (SOFR + 10.00%), 11.925% cash, 2.50% PIK, 2/8/30		1,970	1,689,077
Term Loan - Second Lien, 9.675%, (SOFR + 5.25%), 2/8/29		844	759,485
Conair Holdings LLC, Term Loan, 8.189%, (SOFR + 3.75%), 5/17/28		1,496	1,299,164
CPM Holdings, Inc., Term Loan, 8.823%, (SOFR + 4.50%), 9/28/28		299	294,106
Crown Equipment Corp., Term Loan, 6.819%, (SOFR + 2.50%), 10/10/31		1,050	1,048,467
Cube Industrials Buyer, Inc., Term Loan, 7.793%, (SOFR + 3.50%), 10/17/31		425	422,699
Delachaux Group SA, Term Loan, 6.112%, (3 mo. EURIBOR + 3.50%), 4/16/29	EUR	922	1,001,614
EMRLD Borrower LP:
Term Loan, 6.799%, (SOFR + 2.50%), 8/4/31		1,045	1,036,450
Term Loan, 6.933%, (SOFR + 2.50%), 5/31/30		709	703,385
Engineered Machinery Holdings, Inc.:
Term Loan, 6.105%, (3 mo. EURIBOR + 3.75%), 5/21/28	EUR	965	1,047,044
Term Loan, 8.311%, (SOFR + 3.75%), 5/19/28		2,585	2,589,962
Filtration Group Corp.:
Term Loan, 5.863%, (1 mo. EURIBOR + 3.50%), 10/21/28	EUR	1,184	1,281,645

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Machinery (continued)
Filtration Group Corp.: (continued)
Term Loan, 7.325%, (SOFR + 3.00%), 10/21/28		726	$ 725,912
Gates Global LLC, Term Loan, 6.075%, (SOFR + 1.75%), 6/4/31		3,582	3,551,159
Icebox Holdco III, Inc., Term Loan, 8.061%, (SOFR + 3.50%), 12/22/28		825	827,130
INNIO Group Holding GmbH, Term Loan, 6.011%, (3 mo. EURIBOR + 3.25%), 11/2/28	EUR	578	625,393
Roper Industrial Products Investment Co. LLC:
Term Loan, 5.855%, (3 mo. EURIBOR + 3.50%), 11/22/29	EUR	491	533,374
Term Loan, 7.049%, (SOFR + 2.75%), 11/22/29		590	587,303
SPX Flow, Inc., Term Loan, 7.325%, (SOFR + 3.00%), 4/5/29		942	940,961
Terex Corp., Term Loan, 6.299%, (SOFR + 2.00%), 10/8/31		2,375	2,380,938
TK Elevator Topco GmbH, Term Loan, 6.223%, (6 mo. EURIBOR + 3.63%), 7/30/27	EUR	1,500	1,617,067
TK Elevator U.S. Newco, Inc., Term Loan, 7.737%, (SOFR + 3.50%), 4/30/30		1,986	1,982,920
Zephyr German BidCo GmbH, Term Loan, 5.932%, (3 mo. EURIBOR + 3.15%), 3/10/28	EUR	1,500	1,611,164
			$ 29,053,827
Marine Transportation — 0.1%
Boluda Towage SL, Term Loan, 5.999%, (3 mo. EURIBOR + 3.50%), 1/31/30	EUR	1,000	$ 1,087,074
			$ 1,087,074
Media — 0.4%
Aragorn Parent Corp., Term Loan, 8.322%, (SOFR + 4.00%), 12/15/28		942	$ 945,861
Axel Springer SE, Term Loan, 7.123%, (1 mo. EURIBOR + 4.75%), 12/18/26	EUR	1,000	1,083,333
Charter Communications Operating LLC, Term Loan, 6.56%, (SOFR + 2.25%), 12/15/31		574	572,200
Emerald X, Inc., Term Loan, 8.075%, (SOFR + 3.75%), 1/30/32		225	225,000
Gray Television, Inc., Term Loan, 7.437%, (SOFR + 3.00%), 12/1/28		919	844,431
Hubbard Radio LLC, Term Loan, 8.825%, (SOFR + 4.50%), 9/30/27		538	374,087
iHeartCommunications, Inc., Term Loan, 10.209%, (SOFR + 5.78%), 5/1/29		420	342,733
MJH Healthcare Holdings LLC, Term Loan, 7.675%, (SOFR + 3.25%), 1/28/29		490	488,068
			$ 4,875,713
Metals/Mining — 0.5%
AAP Buyer, Inc., Term Loan, 7.075%, (SOFR + 2.75%), 9/9/31		474	$ 472,629
American Consolidated Natural Resources, Inc., Term Loan - Second Lien, 13.00%, 12/11/29(23)		416	408,484
Arsenal AIC Parent LLC, Term Loan, 7.075%, (SOFR + 2.75%), 8/19/30		739	734,747
Minerals Technologies, Inc., Term Loan, 6.322%, (SOFR + 2.00%), 11/26/31		524	523,688
Borrower/Description	Principal Amount* (000's omitted)		Value
Metals/Mining (continued)
Navoi Mining & Metallurgical Co., Term Loan, 9.053%, (SOFR + 4.76%), 4/23/27		223	$ 222,798
Novelis Corp., Term Loan, 6.292%, (SOFR + 2.00%), 3/11/32		950	950,199
PMHC II, Inc., Term Loan, 8.689%, (SOFR + 4.25%), 4/23/29		980	866,599
WireCo WorldGroup, Inc., Term Loan, 8.04%, (SOFR + 3.75%), 11/13/28		431	388,334
Zekelman Industries, Inc., Term Loan, 6.571%, (SOFR + 2.25%), 1/24/31		1,086	1,089,556
			$ 5,657,034
Oil, Gas & Consumable Fuels — 0.6%
Epic Crude Services LP, Term Loan, 7.302%, (SOFR + 3.00%), 10/15/31		625	$ 625,556
Freeport LNG Investments LLLP, Term Loan, 7.543%, (SOFR + 3.25%), 12/21/28		650	642,934
Hilcorp Energy I LP, Term Loan, 6.322%, (SOFR + 2.00%), 2/11/30		850	849,868
ITT Holdings LLC, Term Loan, 7.075%, (SOFR + 2.75%), 10/11/30		788	789,518
Matador Bidco SARL, Term Loan, 8.675%, (SOFR + 4.25%), 7/30/29		1,529	1,528,733
Oryx Midstream Services Permian Basin LLC, Term Loan, 6.569%, (SOFR + 2.25%), 10/5/28		1,011	1,010,917
Oxbow Carbon LLC, Term Loan, 7.825%, (SOFR + 3.50%), 5/10/30		487	487,135
UGI Energy Services LLC, Term Loan, 6.825%, (SOFR + 2.50%), 2/22/30		1,454	1,455,727
			$ 7,390,388
Passenger Airlines — 0.0%†
WestJet Loyalty LP, Term Loan, 7.549%, (SOFR + 3.25%), 2/14/31		495	$ 477,799
			$ 477,799
Personal Products — 0.1%
Rainbow Finco SARL, Term Loan, 5.71%, (6 mo. EURIBOR + 3.25%), 2/23/29	EUR	1,000	$ 1,076,191
			$ 1,076,191
Pharmaceuticals — 0.7%
AI Sirona (Luxembourg) Acquisition SARL, Term Loan, 5.863%, (1 mo. EURIBOR + 3.50%), 9/30/28	EUR	1,000	$ 1,083,078
Bausch Health Co., Inc., Term Loan, 9/25/30(21)		850	819,188
Ceva Sante Animale:
Term Loan, 5.355%, (3 mo. EURIBOR + 3.00%), 11/8/30	EUR	1,500	1,617,116
Term Loan, 7.065%, (SOFR + 2.75%), 11/8/30		396	395,348
Jazz Financing Lux SARL, Term Loan, 6.575%, (SOFR + 2.25%), 5/5/28		1,014	1,014,420
Mallinckrodt International Finance SA, Term Loan - Second Lien, 14.00%, (SOFR + 9.50%), 11/14/28		1,486	1,543,542

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Pharmaceuticals (continued)
Nidda Healthcare Holding AG, Term Loan, 6.54%, (3 mo. EURIBOR + 4.00%), 2/21/30	EUR	750	$ 812,710
Recipharm AB, Term Loan, 5.506%, (3 mo. EURIBOR + 2.95%), 2/17/28	EUR	1,000	1,066,313
			$ 8,351,715
Professional Services — 2.7%
AAL Delaware Holdco, Inc., Term Loan, 7.075%, (SOFR + 2.75%), 7/30/31		697	$ 692,371
AlixPartners LLP:
Term Loan, 5.355%, (3 mo. EURIBOR + 3.00%), 2/4/28	EUR	960	1,039,127
Term Loan, 6.939%, (SOFR + 2.50%), 2/4/28		1,908	1,909,340
Amspec Parent LLC:
Term Loan, 1.00%, 12/22/31(20)		123	123,411
Term Loan, 8.549%, (SOFR + 4.25%), 12/22/31		802	802,172
APFS Staffing Holdings, Inc., Term Loan, 8.575%, (SOFR + 4.25%), 12/29/28		262	257,913
Apleona Holding GmbH, Term Loan, 5.312%, (3 mo. EURIBOR + 2.70%), 4/28/28	EUR	1,000	1,080,964
Beauparc, Term Loan, 8/24/28(21)	EUR	750	809,795
Camelot U.S. Acquisition LLC, Term Loan, 7.075%, (SOFR + 2.75%), 1/31/31		2,086	2,059,992
CoreLogic, Inc., Term Loan, 7.939%, (SOFR + 3.50%), 6/2/28		2,021	1,987,056
Corporation Service Co., Term Loan, 6.325%, (SOFR + 2.00%), 11/2/29		261	260,148
Crisis Prevention Institute, Inc., Term Loan, 8.299%, (SOFR + 4.00%), 4/9/31		324	325,134
Deerfield Dakota Holding LLC, Term Loan, 8.049%, (SOFR + 3.75%), 4/9/27		2,027	1,928,023
EAB Global, Inc., Term Loan, 7.325%, (SOFR + 3.00%), 8/16/30		223	216,346
Employbridge Holding Co.:
Term Loan, 3.25%, 1/19/30(20)		405	351,932
Term Loan, 9.799%, (SOFR + 5.50%), 1/19/30		968	840,458
Term Loan - Second Lien, 9.311%, (SOFR + 4.75%), 1/19/30		2,165	922,872
First Advantage Holdings LLC, Term Loan, 7.575%, (SOFR + 3.25%), 10/31/31		2,226	2,215,480
Fleet Midco I Ltd., Term Loan, 7.055%, (SOFR + 2.75%), 2/21/31		659	658,633
Galaxy Bidco Ltd., Term Loan, 6.708%, (3 mo. EURIBOR + 4.00%), 12/19/29	EUR	1,000	1,086,993
Genuine Financial Holdings LLC, Term Loan, 7.553%, (SOFR + 3.25%), 9/27/30		394	387,708
Lernen Bidco Ltd., Term Loan, 8.589%, (SOFR + 4.00%), 10/27/31		549	548,971
Mermaid Bidco, Inc.:
Term Loan, 6.312%, (3 mo. EURIBOR + 3.75%), 7/3/31	EUR	1,000	1,087,609
Term Loan, 7.553%, (SOFR + 3.25%), 7/3/31		547	548,808
Neptune Bidco U.S., Inc., Term Loan, 9.389%, (SOFR + 5.00%), 4/11/29		1,867	1,614,449
PHM Group Holding OYJ, Term Loan, 7.421%, (3 mo. EURIBOR + 4.75%), 6/24/31	EUR	500	538,963
Planet U.S. Buyer LLC, Term Loan, 7.319%, (SOFR + 3.00%), 2/7/31		1,191	1,189,386
Borrower/Description	Principal Amount* (000's omitted)		Value
Professional Services (continued)
Saphilux SARL, Term Loan, 6.694%, (6 mo. EURIBOR + 4.00%), 7/18/28	EUR	500	$ 544,186
Stepstone Group Midco 2 GmbH:
Term Loan, 12/4/31(21)	EUR	500	539,258
Term Loan, 12/4/31(21)		825	815,719
Techem Verwaltungsgesellschaft 675 GmbH, Term Loan, 6.027%, (3 mo. EURIBOR + 3.50%), 7/15/29	EUR	1,826	1,980,496
Teneo Holdings LLC, Term Loan, 9.075%, (SOFR + 4.75%), 3/13/31		1,238	1,242,625
Tidal Waste & Recycling Holdings LLC, Term Loan, 7.799%, (SOFR + 3.50%), 10/24/31		650	651,320
Trans Union LLC, Term Loan, 6.075%, (SOFR + 1.75%), 6/24/31		1,239	1,236,770
Vaco Holdings LLC, Term Loan, 9.449%, (SOFR + 5.00%), 1/21/29		266	246,584
			$ 32,741,012
Real Estate Management & Development — 0.5%
Cushman & Wakefield U.S. Borrower LLC:
Term Loan, 7.075%, (SOFR + 2.75%), 1/31/30		2,975	$ 2,970,818
Term Loan, 7.575%, (SOFR + 3.25%), 1/31/30		1,199	1,199,010
Greystar Real Estate Partners LLC, Term Loan, 7.05%, (SOFR + 2.75%), 8/21/30		591	592,152
Homeserve USA Holding Corp., Term Loan, 6.319%, (SOFR + 2.00%), 10/21/30		891	883,680
			$ 5,645,660
Road & Rail — 0.3%
Hertz Corp.:
Term Loan, 7.939%, (SOFR + 3.50%), 6/30/28		1,012	$ 785,286
Term Loan, 7.939%, (SOFR + 3.50%), 6/30/28		198	153,762
Term Loan, 8.072%, (SOFR + 3.75%), 6/30/28		716	554,494
Kenan Advantage Group, Inc., Term Loan, 7.575%, (SOFR + 3.25%), 1/25/29		2,161	2,154,860
			$ 3,648,402
Semiconductors & Semiconductor Equipment — 0.3%
Altar Bidco, Inc., Term Loan, 7.247%, (SOFR + 3.10%), 2/1/29		1,240	$ 1,225,877
Bright Bidco BV, Term Loan, 12.291%, (SOFR + 8.00%), 10/31/27		354	145,292
MaxLinear, Inc., Term Loan, 6.686%, (SOFR + 2.25%), 6/23/28		286	270,000
MKS Instruments, Inc., Term Loan, 4.873%, (1 mo. EURIBOR + 2.50%), 8/17/29	EUR	1,467	1,593,165
			$ 3,234,334
Software — 5.2%
Applied Systems, Inc., Term Loan, 7.049%, (SOFR + 2.75%), 2/24/31		5,066	$ 5,070,460
Astra Acquisition Corp.:
Term Loan, 9.549%, (SOFR + 5.25%), 10/25/28		853	21,333
Term Loan, 11.049%, (SOFR + 6.75%), 2/25/28		609	379,864
Term Loan, 17.619%, (SOFR + 13.32%), 10/25/29		1,269	44,420

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Software (continued)
Boxer Parent Co., Inc.:
Term Loan, 6.112%, (3 mo. EURIBOR + 3.50%), 7/30/31	EUR	481	$ 519,028
Term Loan, 7.291%, (SOFR + 3.00%), 7/30/31		2,967	2,919,202
Cegid Group SAS, Term Loan, 5.862%, (3 mo. EURIBOR + 3.25%), 7/10/28	EUR	1,000	1,079,613
Central Parent, Inc., Term Loan, 7.549%, (SOFR + 3.25%), 7/6/29		2,247	1,934,925
Cloud Software Group, Inc., Term Loan, 7.799%, (SOFR + 3.50%), 3/30/29		1,098	1,088,882
Cloudera, Inc.:
Term Loan, 8.175%, (SOFR + 3.75%), 10/8/28		3,780	3,735,299
Term Loan - Second Lien, 10.425%, (SOFR + 6.00%), 10/8/29		775	740,450
Clover Holdings SPV III LLC, Term Loan, 15.00%, 12/9/27(23)		256	261,269
Constant Contact, Inc., Term Loan, 8.564%, (SOFR + 4.00%), 2/10/28		1,697	1,589,550
Cornerstone OnDemand, Inc., Term Loan, 8.189%, (SOFR + 3.75%), 10/16/28		1,310	1,140,902
Dragon Buyer, Inc., Term Loan, 7.299%, (SOFR + 3.00%), 9/30/31		1,421	1,412,554
Drake Software LLC, Term Loan, 8.549%, (SOFR + 4.25%), 6/26/31		2,040	1,970,836
ECI Macola Max Holding LLC, Term Loan, 7.549%, (SOFR + 3.25%), 5/9/30		1,395	1,397,001
Ellucian Holdings, Inc., Term Loan, 7.325%, (SOFR + 3.00%), 10/9/29		312	312,297
Epicor Software Corp., Term Loan, 7.075%, (SOFR + 2.75%), 5/30/31		2,314	2,310,767
Fiserv Investment Solutions, Inc., Term Loan, 8.322%, (SOFR + 4.00%), 2/18/27		500	498,187
GoTo Group, Inc.:
Term Loan, 9.189%, (SOFR + 4.75%), 4/28/28		940	875,324
Term Loan - Second Lien, 9.189%, (SOFR + 4.75%), 4/28/28		591	277,604
IGT Holding IV AB, Term Loan, 5.505%, (3 mo. EURIBOR + 3.15%), 3/31/28	EUR	1,000	1,079,656
iSolved, Inc., Term Loan, 7.575%, (SOFR + 3.25%), 10/15/30		495	496,261
Ivanti Software, Inc., Term Loan, 8.817%, (SOFR + 4.25%), 12/1/27		1,423	1,028,839
Marcel LUX IV SARL:
Term Loan, 6.356%, (3 mo. EURIBOR + 3.75%), 11/9/30	EUR	1,500	1,629,767
Term Loan, 7.84%, (SOFR + 3.50%), 11/9/30		1,219	1,223,453
McAfee LLC:
Term Loan, 6.112%, (3 mo. EURIBOR + 3.50%), 3/1/29	EUR	975	1,032,599
Term Loan, 7.323%, (SOFR + 3.00%), 3/1/29		2,737	2,619,560
Mosel Bidco SE, Term Loan, 6.105%, (3 mo. EURIBOR + 3.75%), 9/16/30	EUR	750	812,556
OceanKey (U.S.) II Corp., Term Loan, 7.925%, (SOFR + 3.50%), 12/15/28		1,579	1,577,441
Open Text Corp., Term Loan, 6.075%, (SOFR + 1.75%), 1/31/30		842	840,616
Polaris Newco LLC:
Term Loan, 6.113%, (1 mo. EURIBOR + 3.75%), 6/2/28	EUR	965	982,438
Borrower/Description	Principal Amount* (000's omitted)		Value
Software (continued)
Polaris Newco LLC: (continued)
Term Loan, 8.302%, (SOFR + 3.75%), 6/2/28		2,751	$ 2,640,209
Project Boost Purchaser LLC:
Term Loan, 7.299%, (SOFR + 3.00%), 7/16/31		848	844,098
Term Loan - Second Lien, 9.549%, (SOFR + 5.25%), 7/16/32		375	375,937
Proofpoint, Inc., Term Loan, 7.325%, (SOFR + 3.00%), 8/31/28		2,419	2,414,401
Quartz Acquireco LLC, Term Loan, 6.549%, (SOFR + 2.25%), 6/28/30		739	735,056
Quest Software U.S. Holdings, Inc., Term Loan, 8.691%, (SOFR + 4.25%), 2/1/29		982	589,421
Questel Unite SAS, Term Loan, 6.355%, (3 mo. EURIBOR + 4.00%), 3/5/32	EUR	500	541,158
RealPage, Inc.:
Term Loan, 7.561%, (SOFR + 3.00%), 4/24/28		2,774	2,741,263
Term Loan, 8.049%, (SOFR + 3.75%), 4/24/28		450	450,844
Sabre GLBL, Inc.:
Term Loan, 8.675%, (SOFR + 4.25%), 6/30/28		166	161,683
Term Loan, 10.425%, (SOFR + 6.00%), 11/15/29		931	914,264
SolarWinds Holdings, Inc., Term Loan, 7.075%, (SOFR + 2.75%), 2/5/30		1,808	1,809,988
Twitter, Inc., Term Loan, 10/26/29(21)		500	497,500
UKG, Inc., Term Loan, 7.30%, (SOFR + 3.00%), 2/10/31		4,203	4,198,385
Veritas U.S., Inc., Term Loan, 16.799%, (SOFR + 12.50%), 12/9/29		773	776,718
Vision Solutions, Inc., Term Loan, 8.552%, (SOFR + 4.00%), 4/24/28		411	397,605
			$ 62,991,483
Specialty Retail — 1.3%
Applegreen Ireland, Term Loan, 7.363%, (1 mo. EURIBOR + 5.00%), 1/30/32	EUR	500	$ 544,705
Apro LLC, Term Loan, 8.049%, (SOFR + 3.75%), 7/9/31		597	595,884
Boels Topholding BV, Term Loan, 5.196%, (1 mo. EURIBOR + 2.75%), 5/23/31	EUR	862	931,735
EG Group Ltd., Term Loan, 6.855%, (3 mo. EURIBOR + 4.50%), 2/7/28	EUR	438	474,786
Etraveli Holding AB, Term Loan, 6.355%, (3 mo. EURIBOR + 4.00%), 11/2/28	EUR	937	1,018,615
Great Outdoors Group LLC, Term Loan, 7.575%, (SOFR + 3.25%), 1/23/32		2,347	2,344,662
Harbor Freight Tools USA, Inc., Term Loan, 6.825%, (SOFR + 2.50%), 6/11/31		2,338	2,284,049
Hoya Midco LLC, Term Loan, 6.553%, (SOFR + 2.25%), 2/3/29		973	961,076
Les Schwab Tire Centers, Term Loan, 6.814%, (SOFR + 2.50%), 4/23/31(22)		3,292	3,273,238
PetSmart, Inc., Term Loan, 8.175%, (SOFR + 3.75%), 2/11/28		1,279	1,261,306
Speedster Bidco GmbH:
Term Loan, 6.129%, (6 mo. EURIBOR + 3.75%), 12/10/31	EUR	1,000	1,084,208
Term Loan, 7.549%, (SOFR + 3.25%), 12/10/31		850	849,868
			$ 15,624,132

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Technology Hardware, Storage & Peripherals — 0.0%†
Poseidon Bidco SASU, Term Loan, 7.355%, (3 mo. EURIBOR + 5.00%), 3/13/30	EUR	750	$ 573,396
			$ 573,396
Trading Companies & Distributors — 1.5%
American Builders & Contractors Supply Co., Inc., Term Loan, 6.075%, (SOFR + 1.75%), 1/31/31		2,322	$ 2,322,288
Beacon Roofing Supply, Inc., Term Loan, 6.325%, (SOFR + 2.00%), 5/19/28		543	543,147
Core & Main LP, Term Loan, 6.27%, (SOFR + 2.00%), 2/9/31		371	370,910
DXP Enterprises, Inc., Term Loan, 8.075%, (SOFR + 3.75%), 10/11/30		665	664,699
Foundation Building Materials Holding Co. LLC, Term Loan, 8.552%, (SOFR + 4.00%), 1/29/31		1,238	1,132,572
Patagonia Bidco Ltd., Term Loan, 9.954%, (SONIA + 5.25%), 11/1/28	GBP	1,000	1,171,319
PEARLS (Netherlands) Bidco BV, Term Loan, 6.025%, (3 mo. EURIBOR + 3.50%), 2/26/29	EUR	1,000	1,075,812
Quimper AB, Term Loan, 6.428%, (3 mo. EURIBOR + 3.75%), 3/15/30	EUR	1,875	2,035,192
Ramudden Global Group GmbH, Term Loan, 6.891%, (1 mo. EURIBOR + 4.25%), 12/10/29	EUR	1,000	1,075,590
Spin Holdco, Inc., Term Loan, 8.562%, (SOFR + 4.00%), 3/4/28		3,744	3,180,079
White Cap Buyer LLC, Term Loan, 7.575%, (SOFR + 3.25%), 10/19/29		3,419	3,322,685
Windsor Holdings III LLC:
Term Loan, 5.123%, (1 mo. EURIBOR + 2.75%), 8/1/30	EUR	500	536,306
Term Loan, 7.069%, (SOFR + 2.75%), 8/1/30		1,133	1,123,475
			$ 18,554,074
Transportation Infrastructure — 0.0%†
Brown Group Holding LLC:
Term Loan, 6.806%, (SOFR + 2.50%), 7/1/31(22)		245	$ 243,841
Term Loan, 6.825%, (SOFR + 2.50%), 7/1/31		217	216,328
KKR Apple Bidco LLC, Term Loan, 6.825%, (SOFR + 2.50%), 9/23/31		169	168,293
			$ 628,462
Wireless Telecommunication Services — 0.4%
CCI Buyer, Inc., Term Loan, 8.299%, (SOFR + 4.00%), 12/17/27		444	$ 445,018
Digicel International Finance Ltd., Term Loan, 11.791%, (SOFR + 7.50%), 5/25/27		5,045	4,975,224
			$ 5,420,242
Total Senior Floating-Rate Loans (identified cost $569,608,475)			$ 550,900,389

Sovereign Government Bonds — 4.1%
Security	Principal Amount* (000's omitted)		Value
Albania — 0.0%†
Albania Government International Bonds:
3.50%, 11/23/31(14)	EUR	300	$ 307,298
4.75%, 2/14/35(14)	EUR	221	231,036
			$ 538,334
Angola — 0.0%†
Angola Government International Bonds:
8.75%, 4/14/32(14)		250	$ 215,594
9.125%, 11/26/49(14)		200	154,740
			$ 370,334
Argentina — 0.1%
Argentina Republic Government International Bonds:
0.75% to 7/9/27, 7/9/30(3)		387	$ 283,624
1.00%, 7/9/29		90	69,975
3.50% to 7/9/29, 7/9/41(3)		200	116,007
4.125% to 7/9/27, 7/9/35(3)		600	376,396
5.00%, 1/9/38		500	330,042
			$ 1,176,044
Armenia — 0.0%†
Republic of Armenia International Bonds, 6.75%, 3/12/35(14)		306	$ 294,958
			$ 294,958
Azerbaijan — 0.0%†
Republic of Azerbaijan International Bonds, 3.50%, 9/1/32(14)		240	$ 210,814
			$ 210,814
Bahamas — 0.0%†
Bahamas Government International Bonds:
6.95%, 11/20/29(14)		8	$ 7,720
8.95%, 10/15/32(14)		200	207,250
			$ 214,970
Barbados — 0.0%†
Barbados Government International Bonds, 6.50%, 10/1/29(1)(14)		400	$ 386,231
			$ 386,231
Benin — 0.1%
Benin Government International Bonds:
4.875%, 1/19/32(14)	EUR	152	$ 146,350
4.95%, 1/22/35(14)	EUR	430	383,589
6.875%, 1/19/52(14)	EUR	500	435,183
7.96%, 2/13/38(14)		200	187,271
8.375%, 1/23/41(14)		200	190,362
			$ 1,342,755

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Brazil — 0.1%
Brazil Government International Bonds:
3.875%, 6/12/30		371	$ 343,639
4.625%, 1/13/28		500	493,727
5.00%, 1/27/45		600	455,880
			$ 1,293,246
Bulgaria — 0.0%†
Bulgaria Government International Bonds, 5.00%, 3/5/37(14)		120	$ 116,192
			$ 116,192
Cameroon — 0.2%
Republic of Cameroon International Bonds:
5.95%, 7/7/32(14)	EUR	500	$ 426,686
9.50%, 7/31/31(14)		1,477	1,389,063
			$ 1,815,749
Chile — 0.1%
Chile Government International Bonds:
2.45%, 1/31/31		200	$ 175,720
2.55%, 7/27/33		1,000	830,200
3.50%, 1/25/50		500	354,425
			$ 1,360,345
Colombia — 0.1%
Colombia Government International Bonds:
3.25%, 4/22/32		600	$ 467,610
4.125%, 5/15/51		430	244,939
			$ 712,549
Costa Rica — 0.1%
Costa Rica Government International Bonds, 6.55%, 4/3/34(14)		660	$ 677,902
			$ 677,902
Dominican Republic — 0.1%
Dominican Republic International Bonds:
4.50%, 1/30/30(14)		450	$ 421,987
4.875%, 9/23/32(14)		530	482,406
5.30%, 1/21/41(14)		150	126,548
5.95%, 1/25/27(14)		100	100,570
6.85%, 1/27/45(14)		250	246,575
7.45%, 4/30/44(14)		300	314,940
			$ 1,693,026
Ecuador — 0.1%
Ecuador Government International Bonds:
0.00%, 7/31/30(14)		400	$ 193,034
5.00%, 7/31/40(14)		383	142,764
6.90%, 7/31/30(14)		530	316,032
			$ 651,830
Egypt — 0.2%
Egypt Government International Bonds:
5.625%, 4/16/30(14)	EUR	200	$ 183,491
6.375%, 4/11/31(14)	EUR	400	368,083
Security	Principal Amount* (000's omitted)	Value
Egypt (continued)
Egypt Government International Bonds: (continued)
7.053%, 1/15/32(14)	442	$ 373,521
7.625%, 5/29/32(14)	200	173,080
7.903%, 2/21/48(14)	372	266,809
8.50%, 1/31/47(14)	278	211,213
8.625%, 2/4/30(14)	314	304,374
8.875%, 5/29/50(14)	780	606,758
		$ 2,487,329
El Salvador — 0.0%†
El Salvador Government International Bonds:
8.25%, 4/10/32(14)	230	$ 226,277
9.65%, 11/21/54(1)	252	253,064
		$ 479,341
Ethiopia — 0.1%
Ethiopia International Bonds, 6.625%, 12/11/24(14)(18)	1,854	$ 1,594,440
		$ 1,594,440
Gabon — 0.0%†
Gabon Government International Bonds, 6.625%, 2/6/31(14)	200	$ 156,860
		$ 156,860
Ghana — 0.1%
Ghana Government International Bonds:
0.00%, 1/3/30(14)	58	$ 44,890
1.50%, 1/3/37(14)	88	36,787
5.00% to 7/3/28, 7/3/29(3)(14)	390	341,125
5.00% to 7/3/28, 7/3/35(3)(14)	1,120	798,365
		$ 1,221,167
Guatemala — 0.1%
Guatemala Government Bonds:
5.375%, 4/24/32(14)	538	$ 518,363
6.55%, 2/6/37(14)	200	199,202
		$ 717,565
Honduras — 0.0%†
Honduras Government International Bonds, 8.625%, 11/27/34(1)(14)	300	$ 297,825
		$ 297,825
Hungary — 0.1%
Hungary Government International Bonds:
2.125%, 9/22/31(14)	400	$ 325,531
5.50%, 3/26/36(14)	200	191,552
6.25%, 9/22/32(1)(14)	1,100	1,135,274
		$ 1,652,357
India — 0.1%
Export-Import Bank of India:
2.25%, 1/13/31(14)	600	$ 516,559
5.50%, 1/18/33(1)	230	234,082
		$ 750,641

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Iraq — 0.0%†
Iraq International Bonds, 5.80%, 1/15/28(14)		94	$ 92,096
			$ 92,096
Ivory Coast — 0.1%
Ivory Coast Government International Bonds:
6.625%, 3/22/48(14)	EUR	662	$ 560,033
8.075%, 4/1/36(6)(14)		725	694,740
			$ 1,254,773
Kenya — 0.0%†
Republic of Kenya Government International Bonds:
8.00%, 5/22/32(14)		200	$ 179,958
8.25%, 2/28/48(14)		200	158,620
			$ 338,578
Kuwait — 0.0%†
Kuwait International Government Bonds, 3.50%, 3/20/27(14)		247	$ 242,446
			$ 242,446
Lebanon — 0.1%
Lebanon Government International Bonds:
5.80%, 4/14/49(14)(18)		64	$ 10,270
6.00%, 1/27/23(14)(18)		231	37,003
6.10%, 10/4/22(14)(18)		752	121,053
6.15%, 6/19/49(14)(18)		647	101,818
6.20%, 2/26/25(14)(18)		16	2,629
6.25%, 5/27/22(14)(18)		31	4,983
6.25%, 11/4/24(14)(18)		32	5,084
6.25%, 6/12/25(14)(18)		64	10,352
6.375%, 3/9/20(14)(18)		1,360	215,883
6.40%, 5/26/23(14)(18)		817	153,698
6.65%, 4/22/24(14)(18)		154	24,987
6.65%, 2/26/30(14)(18)		17	2,731
6.75%, 11/29/27(14)(18)		18	2,895
6.85%, 3/23/27(14)(18)		18	2,898
6.85%, 5/25/29(14)(18)		243	38,960
7.00%, 3/20/28(14)(18)		31	5,000
7.00%, 4/22/31(14)(18)		283	45,391
7.00%, 3/23/32(14)(18)		46	7,432
7.25%, 3/23/37(14)(18)		60	9,670
8.25%, 4/12/21(14)(18)		617	99,993
			$ 902,730
Mexico — 0.1%
Mexico Government International Bonds:
4.875%, 5/19/33		600	$ 551,676
5.00%, 4/27/51		300	230,722
			$ 782,398
Montenegro — 0.1%
Montenegro Government International Bonds:
2.875%, 12/16/27(14)	EUR	100	$ 104,422
4.875%, 4/1/32(6)(14)	EUR	829	878,982
7.25%, 3/12/31(14)		515	528,541
			$ 1,511,945
Security	Principal Amount* (000's omitted)	Value
Morocco — 0.0%†
Morocco Government International Bonds, 3.00%, 12/15/32(14)	365	$ 303,160
		$ 303,160
Nigeria — 0.1%
Nigeria Government International Bonds:
7.696%, 2/23/38(14)	300	$ 243,188
10.375%, 12/9/34(14)	520	522,844
		$ 766,032
Oman — 0.2%
Oman Government International Bonds:
5.375%, 3/8/27(14)	200	$ 201,106
6.00%, 8/1/29(14)	200	205,564
6.25%, 1/25/31(14)	483	502,595
6.75%, 1/17/48(14)	230	238,090
7.375%, 10/28/32(14)	650	722,082
		$ 1,869,437
Pakistan — 0.0%†
Pakistan Government International Bonds:
6.875%, 12/5/27(14)	200	$ 182,741
7.375%, 4/8/31(14)	200	170,707
		$ 353,448
Paraguay — 0.1%
Paraguay Government International Bonds, 4.95%, 4/28/31(14)	577	$ 560,394
		$ 560,394
Peru — 0.1%
Peru Government International Bonds:
2.783%, 1/23/31	700	$ 615,405
3.00%, 1/15/34	450	374,386
3.30%, 3/11/41	447	328,545
		$ 1,318,336
Philippines — 0.1%
Philippines Government International Bonds:
4.75%, 3/5/35	400	$ 388,674
5.00%, 7/17/33	1,100	1,092,864
5.50%, 1/17/48	290	285,235
		$ 1,766,773
Serbia — 0.0%†
Serbia International Bonds, 2.125%, 12/1/30(14)	450	$ 371,420
		$ 371,420
Sri Lanka — 0.2%
Sri Lanka Government International Bonds:
3.10% to 7/15/27, 1/15/30(1)(3)	359	$ 318,913
3.35% to 9/15/27, 3/15/33(1)(3)	704	556,039
3.60% to 12/15/27, 6/15/35(1)(3)	475	324,364
3.60% to 11/15/27, 5/15/36(1)(3)	330	258,512
3.60% to 8/15/27, 2/15/38(1)(3)	660	522,193

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Sri Lanka (continued)
Sri Lanka Government International Bonds: (continued)
4.00%, 4/15/28(1)		430	$ 405,785
			$ 2,385,806
Suriname — 0.2%
Suriname Government International Bonds:
0.00%, Oil-Linked, 12/31/50(1)		894	$ 948,534
7.95%, (4.95% cash and 3.00% PIK), 7/15/33(1)		1,302	1,243,305
			$ 2,191,839
Trinidad and Tobago — 0.0%†
Trinidad & Tobago Government International Bonds, 5.95%, 1/14/31(14)		300	$ 293,475
			$ 293,475
Tunisia — 0.1%
Tunisian Republic, 6.375%, 7/15/26(14)	EUR	556	$ 579,348
			$ 579,348
Turkey — 0.2%
Turkiye Government International Bonds:
4.25%, 4/14/26		200	$ 197,580
4.875%, 4/16/43		200	139,691
5.25%, 3/13/30		230	214,225
5.75%, 5/11/47		200	149,888
6.125%, 10/24/28		370	366,698
6.50%, 1/3/35		380	353,961
7.625%, 5/15/34		360	363,254
			$ 1,785,297
Ukraine — 0.2%
Ukraine Government International Bonds:
0.00%, GDP-Linked, 8/1/41(14)(24)		1,970	$ 1,429,899
0.00% to 2/1/27, 2/1/30(3)(14)		17	8,735
0.00% to 2/1/27, 2/1/34(3)(14)		250	99,141
0.00% to 2/1/27, 2/1/35(3)(14)		490	271,276
0.00% to 2/1/27, 2/1/36(3)(14)		614	351,473
1.75% to 8/1/25, 2/1/29(3)(14)		157	102,219
1.75% to 8/1/25, 2/1/34(3)(14)		448	239,870
1.75% to 8/1/25, 2/1/35(3)(14)		283	148,844
1.75% to 8/1/25, 2/1/36(3)(14)		250	130,692
			$ 2,782,149
United Arab Emirates — 0.2%
Abu Dhabi Government International Bonds:
3.125%, 4/16/30(14)		570	$ 540,205
3.875%, 4/16/50(14)		910	710,914
5.00%, 4/30/34(14)		700	718,640
			$ 1,969,759
Uruguay — 0.1%
Uruguay Government International Bonds:
5.10%, 6/18/50		300	$ 278,625
5.442%, 2/14/37		700	708,120
Security	Principal Amount* (000's omitted)	Value
Uruguay (continued)
Uruguay Government International Bonds: (continued)
5.75%, 10/28/34	250	$ 260,625
		$ 1,247,370
Uzbekistan — 0.1%
National Bank of Uzbekistan, 8.50%, 7/5/29(14)	490	$ 507,154
Republic of Uzbekistan International Bonds, 5.375%, 2/20/29(14)	300	286,918
		$ 794,072
Venezuela — 0.1%
Venezuela Government International Bonds:
6.00%, 12/9/20(14)(18)	387	$ 60,256
7.00%, 12/1/18(14)(18)	108	17,253
7.00%, 3/31/38(14)(18)	174	32,599
7.65%, 4/21/25(14)(18)	493	88,324
7.75%, 10/13/19(14)(18)	452	75,377
8.25%, 10/13/24(14)(18)	748	134,712
9.00%, 5/7/23(14)(18)	260	46,913
9.25%, 9/15/27(18)	699	146,781
9.25%, 5/7/28(14)(18)	535	103,094
9.375%, 1/13/34(18)	81	18,630
11.75%, 10/21/26(14)(18)	206	43,470
11.95%, 8/5/31(14)(18)	214	43,894
12.75%, 8/23/22(14)(18)	398	80,589
		$ 891,892
Zambia — 0.0%†
Zambia Government International Bonds:
0.50%, 12/31/53(14)	67	$ 41,028
5.75% to 6/30/31, 6/30/33(3)(14)	113	99,408
		$ 140,436
Total Sovereign Government Bonds (identified cost $49,606,499)		$ 49,708,213

Sovereign Loans — 0.3%
Borrower/Description	Principal Amount* (000's omitted)		Value
Argentina — 0.0%†
Provincia De Neuquen, Term Loan, 11.742%, (SOFR + 7.30%), 5/28/27		164	$ 165,954
			$ 165,954
Bahamas — 0.1%
Commonwealth of Bahamas, Term Loan, 9.447%, (3 mo. EURIBOR + 6.85%), 11/24/28(2)	EUR	660	$ 728,859
			$ 728,859

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)	Value
Kenya — 0.0%†
Government of Kenya, Term Loan, 11.163%, (6 mo. SOFR + 6.45%), 6/29/25(2)	312	$ 316,425
		$ 316,425
Tanzania — 0.2%
Government of the United Republic of Tanzania, Term Loan, 11.176%, (6 mo. SOFR + 6.30%), 4/28/31(2)	2,531	$ 2,543,481
		$ 2,543,481
Total Sovereign Loans (identified cost $3,730,510)		$ 3,754,719

U.S. Government Agency Mortgage-Backed Securities — 19.2%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
5.00%, 8/1/52	$37,517	$ 37,019,148
5.50%, 5/1/32	183	187,661
6.50%, 6/17/28	4	4,114
7.00%, 10/17/27	3	3,077
7.50%, with various maturities to 2035	278	291,700
8.00%, with various maturities to 2030	7	7,357
9.00%, with various maturities to 2031	8	7,675
Federal National Mortgage Association:
4.50%, 7/1/42	2,227	2,200,721
4.55%, (COF + 1.318%), 10/1/36(25)	274	266,901
5.00%, with various maturities to 2040	2,296	2,324,100
5.50%, with various maturities to 2033	234	241,048
6.00%, 5/1/29	46	46,644
6.353%, (COF + 2.004%), 7/1/32(25)	286	291,978
6.50%, with various maturities to 2031	10	10,414
6.572%, (6 mo. RFUCCT + 1.541%), 9/1/37(25)	427	437,443
6.997%, (1 yr. CMT + 2.287), 8/1/36(25)	1,638	1,674,657
7.00%, with various maturities to 2029	91	92,676
7.50%, with various maturities to 2035	411	435,724
8.00%, with various maturities to 2027	3	3,382
8.014%, 9/15/27(4)	4	3,563
8.225%, 6/15/27(4)	0 (26)	264
8.262%, 9/20/28(4)	2	1,701
8.50%, 12/1/37	68	70,971
8.537%, 10/15/29(4)	0 (26)	316
9.00%, 2/1/32	38	38,893
9.50%, with various maturities to 2030	3	3,175
Government National Mortgage Association:
4.00%, 9/20/49	212	199,479
4.50%, with various maturities to 2052	2,244	2,167,402
5.00%, 6/20/52	13,485	13,348,216
5.50%, 30-Year, TBA(27)	10,950	10,975,717
5.50%, with various maturities to 2054	18,447	18,645,570
6.00%, 30-Year, TBA(27)	5,300	5,379,914
6.00%, with various maturities to 2054	14,853	15,272,100
6.50%, with various maturities to 2054	20,795	21,401,677
7.00%, with various maturities to 2054	438	447,369
7.50%, with various maturities to 2054	1,030	1,056,506
Security	Principal Amount (000's omitted)	Value
Government National Mortgage Association: (continued)
8.00%, with various maturities to 2054	$901	$ 925,935
9.00%, 12/15/25	2	1,698
Uniform Mortgage-Backed Security:
5.00%, 30-Year, TBA(27)	9,737	9,544,923
5.50%, 30-Year, TBA(27)	25,350	25,321,282
6.00%, 30-Year, TBA(27)	60,700	61,657,922
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $233,934,775)		$ 232,011,013

Warrants — 0.0%†
Security	Shares	Value
Consumer Staples Distribution & Retail — 0.0%†
Casino Guichard Perrachon SA, Exp. 4/27/29(11)	32,288	$ 17
Total Warrants (identified cost $0)		$ 17

Miscellaneous — 0.0%†
Security	Principal Amount/ Shares	Value
Cable and Satellite Television — 0.0%
ACC Claims Holdings LLC(10)(11)	2,257,600	$ 0
		$ 0
Energy — 0.0%†
Enviva LLC, Escrow Certificates(11)	$1,391,000	$ 487
		$ 487
Engineering & Construction — 0.0%
Abengoa Abenewco 2 SA, Escrow Certificates(10)(11)	$377,752	$ 0
Abengoa Abenewco 2 SA, Escrow Certificates(10)(11)	377,752	0
		$ 0
Entertainment — 0.0%
National CineMedia, Inc., Escrow Certificates(10)(11)	$1,186,000	$ 0
		$ 0
Pharmaceuticals — 0.0%
Endo Design LLC, Escrow Certificates(10)(11)	$649,000	$ 0
Endo Luxembourg Finance SARL, Escrow Certificates(10)(11)	1,550,000	0
		$ 0

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Portfolio of Investments — continued

Security	Principal Amount/ Shares	Value
Surface Transport — 0.0%†
Hertz Corp., Escrow Certificates(11)	$364,000	$ 69,615
		$ 69,615
Total Miscellaneous (identified cost $0)		$ 70,102

Short-Term Investments — 2.4%
Affiliated Fund — 2.1%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.27%(28)	24,737,696	$ 24,737,696
Total Affiliated Fund (identified cost $24,737,696)		$ 24,737,696

U.S. Treasury Obligations — 0.3%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bills:
0.00%, 4/1/25(29)	$1,517	$ 1,517,000
0.00%, 4/10/25(29)	164	163,826
0.00%, 4/24/25(29)	169	168,543
0.00%, 5/15/25(29)	167	166,137
0.00%, 7/15/25(29)	1,990	1,965,768
Total U.S. Treasury Obligations (identified cost $3,981,248)		$ 3,981,274
Total Short-Term Investments (identified cost $28,718,944)		$ 28,718,970
Total Investments — 172.7% (identified cost $2,152,396,351)		$ 2,085,886,684
Less Unfunded Loan Commitments — (0.1)%		$ (939,075)
Net Investments — 172.6% (identified cost $2,151,457,276)		$ 2,084,947,609

TBA Sale Commitments — (1.3)%
U.S. Government Agency Mortgage-Backed Securities — (1.3)%
Security	Principal Amount (000's omitted)	Value
Government National Mortgage Association, 6.50%, 30-Year, TBA(27)	$(15,000)	$ (15,357,797)
Total U.S. Government Agency Mortgage-Backed Securities (proceeds $15,316,406)		$ (15,357,797)
Total TBA Sale Commitments (proceeds $15,316,406)		$ (15,357,797)
Other Assets, Less Liabilities — (89.2)%		$ (1,077,960,823)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — 17.9%		$ 216,191,509
Net Assets Applicable to Common Shares — 100.0%		$ 1,207,820,498
The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.
†	Amount is less than 0.05% or (0.05)%, as applicable.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At March 31, 2025, the aggregate value of these securities is $713,036,373 or 59.0% of the Fund's net assets applicable to common shares.
(2)	Variable rate security. The stated interest rate represents the rate in effect at March 31, 2025.
(3)	Step coupon security. Interest rate represents the rate in effect at March 31, 2025.
(4)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at March 31, 2025.
(5)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at March 31, 2025.
(6)	When-issued, variable rate security whose interest rate will be determined after March 31, 2025.
(7)	Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.
(8)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.
(9)	Represents an investment in an issuer that may be deemed to be an affiliate (see Note 10).
(10)	Security is valued using significant unobservable inputs and is categorized as Level 3 in the fair value hierarchy.
(11)	Non-income producing security.
(12)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Portfolio of Investments — continued

(13)	Restricted security (see Note 7).
(14)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At March 31, 2025, the aggregate value of these securities is $78,300,741 or 6.5% of the Fund's net assets applicable to common shares.
(15)	Security converts to variable rate after the indicated fixed-rate coupon period.
(16)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.
(17)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(18)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy and is non-income producing. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.
(19)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(20)	Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At March 31, 2025, the total value of unfunded loan commitments is $882,893. See Note 1F for description.
(21)	This Senior Loan will settle after March 31, 2025, at which time the interest rate will be determined.
(22)	The stated interest rate represents the weighted average interest rate at March 31, 2025 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(23)	Fixed-rate loan.
(24)	Amounts payable in respect of the security are contingent upon and determined by reference to Ukraine’s GDP and Real GDP Growth Rate. Principal amount represents the notional amount used to calculate payments due to the security holder and does not represent an entitlement for payment.
(25)	Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at March 31, 2025.
(26)	Principal amount is less than $500.
(27)	TBA (To Be Announced) securities are purchased or sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount, which is not expected to differ significantly from the commitment amount, and maturity date are determined upon settlement.
(28)	May be deemed to be an affiliated investment company (see Note 10). The rate shown is the annualized seven-day yield as of March 31, 2025.
(29)	Security (or a portion thereof) has been pledged to cover margin requirements on open derivative contracts.

Forward Foreign Currency Exchange Contracts (Centrally Cleared)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
EUR	900,000	USD	970,101	6/18/25	$ 7,274
EUR	804,641	USD	867,314	6/18/25	6,503
EUR	739,503	USD	797,103	6/18/25	5,977
EUR	390,000	USD	420,377	6/18/25	3,152
EUR	176,162	USD	192,234	6/18/25	(927)
USD	2,448,499	EUR	2,243,791	6/18/25	11,805
USD	1,171,210	EUR	1,073,291	6/18/25	5,647
USD	1,149,360	EUR	1,053,268	6/18/25	5,541
USD	1,058,236	EUR	969,762	6/18/25	5,102

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD	720,214	EUR	660,000	6/18/25	$ 3,472
USD	695,940	EUR	637,756	6/18/25	3,355
USD	608,240	EUR	557,387	6/18/25	2,933
USD	349,177	EUR	319,984	6/18/25	1,683
USD	272,538	EUR	249,752	6/18/25	1,314
USD	97,966	EUR	89,776	6/18/25	472
USD	233,616	EUR	216,735	6/18/25	(1,752)
					$61,551
Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
EUR	817,062	USD	882,165	Goldman Sachs International	4/1/25	$ 1,324	$ —
USD	43,911,630	EUR	42,161,465	Standard Chartered Bank	4/2/25	—	(1,677,549)
EUR	500,000	USD	543,388	State Street Bank and Trust Company	4/4/25	—	(2,682)
USD	882,304	EUR	817,062	Goldman Sachs International	4/4/25	—	(1,277)
EUR	119,715	USD	125,216	Goldman Sachs International	4/30/25	4,428	—
EUR	150,000	USD	156,431	HSBC Bank USA, N.A.	4/30/25	6,008	—
EUR	282,334	USD	305,693	State Street Bank and Trust Company	4/30/25	56	—
EUR	25,373	USD	27,569	State Street Bank and Trust Company	4/30/25	—	(92)
EUR	238,128	USD	258,809	State Street Bank and Trust Company	4/30/25	—	(933)
EUR	669,876	USD	734,772	State Street Bank and Trust Company	4/30/25	—	(9,343)
EUR	234,593	USD	246,675	The Royal Bank of Scotland PLC	4/30/25	7,374	—
EUR	339,083	USD	355,331	UBS AG	4/30/25	11,873	—
USD	134,019	EUR	127,384	Bank of America, N.A.	4/30/25	—	(3,929)
USD	906,347	EUR	865,936	Goldman Sachs International	4/30/25	—	(31,402)
USD	37,600,967	EUR	35,924,444	Goldman Sachs International	4/30/25	—	(1,302,754)
USD	16,528	EUR	15,940	HSBC Bank USA, N.A.	4/30/25	—	(734)
USD	38,850	EUR	37,120	State Street Bank and Trust Company	4/30/25	—	(1,348)
USD	110,186	EUR	105,778	State Street Bank and Trust Company	4/30/25	—	(4,365)
USD	207,960	EUR	200,208	State Street Bank and Trust Company	4/30/25	—	(8,852)
USD	234,951	EUR	227,080	State Street Bank and Trust Company	4/30/25	—	(10,961)
USD	370,935	EUR	353,485	State Street Bank and Trust Company	4/30/25	—	(11,865)
USD	491,002	EUR	470,901	State Street Bank and Trust Company	4/30/25	—	(18,951)
USD	409,741	EUR	397,017	State Street Bank and Trust Company	4/30/25	—	(20,201)
USD	204,473	EUR	196,058	The Royal Bank of Scotland PLC	4/30/25	—	(7,844)
USD	71,206	EUR	65,785	UBS AG	4/30/25	—	(34)
USD	105,324	EUR	100,083	UBS AG	4/30/25	—	(3,059)
USD	124,778	GBP	100,000	HSBC Bank USA, N.A.	4/30/25	—	(4,389)
USD	76,914	GBP	62,082	Standard Chartered Bank	4/30/25	—	(3,276)
USD	122,042	GBP	98,230	State Street Bank and Trust Company	4/30/25	—	(4,839)

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	124,009	GBP	100,063	State Street Bank and Trust Company	4/30/25	$ —	$ (5,239)
USD	6,507,244	GBP	5,234,595	State Street Bank and Trust Company	4/30/25	—	(254,115)
USD	45,624,022	EUR	42,161,465	Standard Chartered Bank	5/5/25	—	(46,712)
USD	8,674,271	EUR	8,251,625	Australia and New Zealand Banking Group Limited	5/30/25	—	(276,866)
USD	8,496,291	EUR	8,071,600	Citibank, N.A.	5/30/25	—	(259,561)
USD	8,495,226	EUR	8,071,600	State Street Bank and Trust Company	5/30/25	—	(260,626)
USD	8,486,013	EUR	8,071,600	State Street Bank and Trust Company	5/30/25	—	(269,839)
USD	79,425	GBP	61,290	Goldman Sachs International	5/30/25	259	—
USD	2,564,852	GBP	2,024,684	Standard Chartered Bank	5/30/25	—	(50,358)
USD	14,180,633	EUR	13,072,278	Bank of America, N.A.	6/30/25	—	(25,450)
USD	12,919,114	EUR	11,904,740	State Street Bank and Trust Company	6/30/25	—	(18,167)
USD	12,916,376	EUR	11,904,740	State Street Bank and Trust Company	6/30/25	—	(20,905)
						$31,322	$(4,618,517)
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 5-Year Treasury Note	1,796	Long	6/30/25	$194,248,626	$ 1,251,237
U.S. Ultra 10-Year Treasury Note	15	Long	6/18/25	1,711,875	7,031
Euro-Bobl	(16)	Short	6/6/25	(2,037,861)	2,265
Euro-Bund	(6)	Short	6/6/25	(835,823)	18,490
Euro-Buxl	(4)	Short	6/6/25	(515,823)	33,218
Euro-Schatz	(7)	Short	6/6/25	(809,553)	454
U.S. 2-Year Treasury Note	(1)	Short	6/30/25	(207,172)	(649)
U.S. 5-Year Treasury Note	(81)	Short	6/30/25	(8,760,656)	(49,462)
U.S. 10-Year Treasury Note	(67)	Short	6/18/25	(7,451,656)	(37,461)
U.S. Long Treasury Bond	(434)	Short	6/18/25	(50,900,063)	65,576
U.S. Ultra-Long Treasury Bond	(94)	Short	6/18/25	(11,491,500)	93,315
					$1,384,014

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Portfolio of Investments — continued

Credit Default Swaps - Sell Protection (Centrally Cleared)
Reference Entity	Notional Amount* (000's omitted)	Contract Annual Fixed Rate**	Current Market Annual Fixed Rate***	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Egypt	$ 158	1.00% (pays quarterly)(1)	5.48%	12/20/28	$ (22,050)	$ 35,754	$ 13,704
Total	$158				$(22,050)	$35,754	$13,704
Credit Default Swaps - Buy Protection (Centrally Cleared)
Reference Entity	Notional Amount (000's omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Markit CDX Emerging Markets Index (CDX.EM.43.V1)	$50	1.00% (pays quarterly)(1)	6/20/30	$ 1,896	$ (1,823)	$ 73
Total				$1,896	$(1,823)	$73
Credit Default Swaps - Sell Protection (OTC)
Reference Entity	Counterparty	Notional Amount* (000's omitted)	Contract Annual Fixed Rate**	Current Market Annual Fixed Rate***	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Ivory Coast	Deutsche Bank AG	$ 271	1.00% (pays quarterly)(1)	2.5%	6/20/27	$ (8,359)	$ 15,606	$ 7,247
Ivory Coast	Deutsche Bank AG	312	1.00% (pays quarterly)(1)	2.5	6/20/27	(9,625)	17,992	8,367
Mexico	Citibank, N.A.	2,041	1.00% (pays quarterly)(1)	1.66	12/20/31	(75,651)	61,303	(14,348)
U.S. Single Family Rental	Goldman Sachs International	2,613	7.85% (pays annually)(1)	8.17	3/18/28	7,778	4,954	12,732
Total		$5,237				$ (85,857)	$99,855	$ 13,998
*	If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At March 31, 2025, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $5,395,000.
**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) on the notional amount of the credit default swap contract.
***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.
(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Portfolio of Investments — continued

Abbreviations:
CMT	– Constant Maturity Treasury
COF	– Cost of Funds 11th District
EURIBOR	– Euro Interbank Offered Rate
GDP	– Gross Domestic Product
OTC	– Over-the-counter
PCL	– Public Company Limited
PIK	– Payment In Kind
RFUCCT	– FTSE USD IBOR Consumer Cash Fallbacks Term
SOFR	– Secured Overnight Financing Rate
SONIA	– Sterling Overnight Interbank Average
TBA	– To Be Announced
Currency Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
USD	– United States Dollar

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Statement of Assets and Liabilities

March 31, 2025
Assets
Unaffiliated investments, at value (identified cost $2,116,429,663)	$ 2,050,889,304
Affiliated investments, at value (identified cost $35,027,613)	34,058,305
Cash	3,659,182
Deposits for derivatives collateral:
Futures contracts	1,444,451
Centrally cleared derivatives	440,868
OTC derivatives	5,384,000
Foreign currency, at value (identified cost $4,343,262)	4,384,858
Interest and dividends receivable	19,758,300
Interest and dividends receivable from affiliated investments	98,103
Receivable for investments sold	1,013,809
Receivable for TBA sale commitments	15,316,406
Receivable for variation margin on open centrally cleared derivatives	12,265
Receivable for open forward foreign currency exchange contracts	31,322
Receivable for open swap contracts	28,346
Tax reclaims receivable	8,245
Trustees' deferred compensation plan	279,201
Prepaid upfront fees on notes payable	479,782
Prepaid expenses	1,293
Total assets	$2,137,288,040
Liabilities
Notes payable	$ 553,000,000
Payable for investments purchased	11,732,296
Payable for when-issued/delayed delivery/forward commitment securities	123,025,446
TBA sale commitments, at value (proceeds receivable $15,316,406)	15,357,797
Payable for variation margin on open futures contracts	177,856
Payable for open forward foreign currency exchange contracts	4,618,517
Payable for open swap contracts	14,348
Upfront receipts on open OTC swap contracts	99,855
Payable to affiliates:
Investment adviser fee	1,255,473
Trustees' deferred compensation plan	279,201
Accrued expenses	3,715,244
Total liabilities	$ 713,276,033
Auction preferred shares (8,640 shares outstanding) at liquidation value plus cumulative unpaid dividends	$ 216,191,509
Commitments and contingencies (see Note 13)
Net assets applicable to common shares	$1,207,820,498
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$ 1,162,035
Additional paid-in capital	1,567,961,459
Accumulated loss	(361,302,996)
Net assets applicable to common shares	$1,207,820,498
Common Shares Issued and Outstanding	116,203,460
Net Asset Value Per Common Share
Net assets ÷ common shares issued and outstanding	$ 10.39

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Statement of Operations

Year Ended
March 31, 2025
Investment Income
Dividend income	$ 2,045,907
Dividend income from affiliated investments	1,511,427
Interest income	135,903,561
Interest income from affiliated investments	533,087
Other income	449,409
Total investment income	$140,443,391
Expenses
Investment adviser fee	$ 14,539,364
Trustees’ fees and expenses	108,500
Custodian fee	699,665
Transfer and dividend disbursing agent fees	20,110
Legal and accounting services	270,280
Printing and postage	438,247
Interest expense and fees	32,248,397
Preferred shares service fee	226,603
Miscellaneous	201,427
Total expenses	$ 48,752,593
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 44,307
Total expense reductions	$ 44,307
Net expenses	$ 48,708,286
Net investment income	$ 91,735,105
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ (20,964,454)
Futures contracts	(5,153,671)
Swap contracts	102,395
Foreign currency transactions	(2,823)
Forward foreign currency exchange contracts	7,299,689
Net realized loss	$ (18,718,864)
Change in unrealized appreciation (depreciation):
Investments	$ 29,984,030
Investments - affiliated investments	633,259
TBA sale commitments	(41,391)
Futures contracts	1,560,023
Swap contracts	(36,038)
Foreign currency	143,685
Forward foreign currency exchange contracts	(5,399,806)
Net change in unrealized appreciation (depreciation)	$ 26,843,762
Net realized and unrealized gain	$ 8,124,898
Distributions to preferred shareholders	$ (17,245,882)
Net increase in net assets from operations	$ 82,614,121

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Statements of Changes in Net Assets

	Year Ended March 31,
	2025	2024
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 91,735,105	$ 92,614,913
Net realized loss	(18,718,864)	(45,834,953)
Net change in unrealized appreciation (depreciation)	26,843,762	93,594,530
Distributions to preferred shareholders	(17,245,882)	(18,534,628)
Net increase in net assets from operations	$ 82,614,121	$ 121,839,862
Distributions to common shareholders	$ (79,136,710)	$ (80,819,287)
Tax return of capital to common shareholders	$ (29,606,488)	$ (28,249,281)
Net increase (decrease) in net assets	$ (26,129,077)	$ 12,771,294
Net Assets Applicable to Common Shares
At beginning of year	$ 1,233,949,575	$ 1,221,178,281
At end of year	$1,207,820,498	$1,233,949,575

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Statement of Cash Flows

Year Ended
March 31, 2025
Cash Flows From Operating Activities
Net increase in net assets from operations	$ 82,614,121
Distributions to preferred shareholders	17,245,882
Net increase in net assets from operations excluding distributions to preferred shareholders	$ 99,860,003
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(2,762,149,100)
Investments sold and principal repayments	2,681,170,740
Increase in short-term investments, net	(6,512,489)
Net amortization/accretion of premium (discount)	(1,225,935)
Amortization of prepaid upfront fees on notes payable	703,058
Decrease in interest and dividends receivable	2,296,560
Decrease in interest and dividends receivable from affiliated investments	51,194
Decrease in receivable for variation margin on open centrally cleared derivatives	23,564
Decrease in receivable for open swap contracts	16,357
Increase in tax reclaims receivable	(3,976)
Increase in Trustees’ deferred compensation plan	(23,081)
Decrease in prepaid expenses	7,597
Decrease in cash collateral due to broker	(270,000)
Decrease in payable for variation margin on open futures contracts	(94,091)
Increase in payable for open swap contracts	12,153
Decrease in upfront receipts on open OTC swap contracts	(42,619)
Increase in payable to affiliates for investment adviser fee	61,562
Increase in payable to affiliates for Trustees' deferred compensation plan	23,081
Decrease in accrued expenses	(71,497)
Increase in unfunded loan commitments	753,711
Net change in unrealized (appreciation) depreciation from investments, including TBA sale commitments	(30,575,898)
Net change in unrealized (appreciation) depreciation from forward foreign currency exchange contracts (OTC)	5,371,324
Net realized loss from investments	20,964,454
Net cash provided by operating activities	$ 10,346,672
Cash Flows From Financing Activities
Cash distributions paid to common shareholders	$ (108,743,198)
Cash distributions paid to preferred shareholders	(17,382,022)
Proceeds from notes payable	165,000,000
Repayments of notes payable	(51,000,000)
Net cash used in financing activities	$ (12,125,220)
Net decrease in cash and restricted cash*	$ (1,778,548)
Cash and restricted cash at beginning of year (including foreign currency)	$ 17,091,907
Cash and restricted cash at end of year (including foreign currency)	$ 15,313,359
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings	$ 31,592,946
*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $56,295.

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Statement of Cash Flows — continued

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of such amounts shown on the Statement of Cash Flows.

March 31, 2025
Cash	$ 3,659,182
Deposits for derivatives collateral:
Futures contracts	1,444,451
Centrally cleared derivatives	440,868
OTC derivatives	5,384,000
Foreign currency	4,384,858
Total cash and restricted cash as shown on the Statement of Cash Flows	$15,313,359

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Financial Highlights

Selected data for a common share outstanding during the periods stated
	Year Ended March 31,
	2025	2024	2023	2022	2021
Net asset value — Beginning of year (Common shares)	$ 10.62	$ 10.51	$ 12.30	$ 13.57	$ 11.75
Income (Loss) From Operations
Net investment income(1)	$ 0.79	$ 0.80	$ 0.71	$ 0.64	$ 0.76
Net realized and unrealized gain (loss)	0.07	0.41	(1.21)	(0.71)	2.27
Distributions to preferred shareholders: From net investment income(1)	(0.15)	(0.16)	(0.09)	(0.00) (2)	(0.01)
Total income (loss) from operations	$ 0.71	$ 1.05	$ (0.59)	$ (0.07)	$ 3.02
Less Distributions to Common Shareholders
From net investment income	$ (0.69)	$ (0.70)	$ (0.72)	$ (0.68)	$ (0.79)
Tax return of capital	(0.25)	(0.24)	(0.48)	(0.52)	(0.41)
Total distributions to common shareholders	$ (0.94)	$ (0.94)	$ (1.20)	$ (1.20)	$ (1.20)
Net asset value — End of year (Common shares)	$10.39	$10.62	$10.51	$12.30	$13.57
Market value — End of year (Common shares)	$ 9.98	$ 9.75	$ 9.85	$11.70	$12.63
Total Investment Return on Net Asset Value(3)	7.37%	11.73%	(3.98)%	(0.42)%	27.62%
Total Investment Return on Market Value(3)	12.33%	9.35%	(5.30)%	1.70%	32.25%

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Financial Highlights — continued

Selected data for a common share outstanding during the periods stated
	Year Ended March 31,
	2025	2024	2023	2022	2021
Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000’s omitted)	$1,207,820	$1,233,950	$1,221,178	$1,429,150	$1,575,692
Ratios (as a percentage of average daily net assets applicable to common shares):(4)(5)†
Expenses excluding interest and fees	1.34%	1.27%	1.29%	1.24%	1.33%
Interest and fee expense(6)	2.63%	2.09%	1.43%	0.53%	0.58%
Total expenses	3.97%	3.36%	2.72%	1.77%	1.91%
Net expenses	3.97% (7)	3.36% (7)	2.72% (7)	1.77%	1.91%
Net investment income	7.48%	7.66%	6.47%	4.83%	5.73%
Portfolio Turnover	135%	199%	201%	137%	57% (8)
Senior Securities:
Total notes payable outstanding (in 000’s)	$ 553,000	$ 439,000	$ 314,000	$ 578,000	$ 570,000
Asset coverage per $1,000 of notes payable(9)	$ 3,575	$ 4,304	$ 5,577	$ 3,846	$ 4,143
Total preferred shares outstanding	8,640	8,640	8,640	8,640	8,640
Asset coverage per preferred share(10)	$ 64,272	$ 72,110	$ 82,609	$ 69,999	$ 75,118
Involuntary liquidation preference per preferred share(11)	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000
Approximate market value per preferred share(11)	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000
(1)	Computed using average common shares outstanding.
(2)	Amount is less than $(0.005).
(3)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(6)	Interest and fee expense relates to the notes payable, a portion of which was incurred to partially redeem the Fund’s Auction Preferred Shares (see Note 2).
(7)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended March 31, 2025 and less than 0.01% of average daily net assets for the years ended March 31, 2024 and 2023).
(8)	Includes the effect of To-Be-Announced (TBA) transactions.
(9)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.
(10)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 257%, 288%, 330%, 280% and 300% at March 31, 2025, 2024, 2023, 2022 and 2021, respectively.
(11)	Plus accumulated and unpaid dividends.
†	Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below. Ratios do not reflect the effect of dividend payments to preferred shareholders.
	Year Ended March 31,
	2025	2024	2023	2022	2021
Expenses excluding interest and fees	0.85%	0.87%	0.85%	0.83%	0.88%
Interest and fee expense	1.66%	1.43%	0.94%	0.36%	0.38%
Total expenses	2.51%	2.30%	1.79%	1.19%	1.26%
Net investment income	4.73%	5.23%	4.24%	3.25%	3.79%

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Limited Duration Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund's primary investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent it is consistent with its primary objective.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Senior Loans, for which a valuation is not available or deemed unreliable, are fair valued by the investment adviser utilizing one or more of the valuation techniques described below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Derivatives. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund's Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Notes to Financial Statements — continued

Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees in connection with investments in senior floating-rate loans may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned and included in Other income on the Statement of Operations. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
D  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of March 31, 2025, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Unfunded Loan Commitments—The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments. At March 31, 2025, the Fund had sufficient cash and/or securities to cover these commitments.
G  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the  Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I  Futures Contracts—Upon entering into a futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
J   Forward Foreign Currency Exchange Contracts—The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Notes to Financial Statements — continued

underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Fund and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.
K  Credit Default Swaps—When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 8 and 11. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.
In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
L  When-Issued Securities and Delayed Delivery Transactions—The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.
M  Forward Sale Commitments—The Fund may enter into forward sale commitments to sell generic U.S. government agency mortgage-backed securities to hedge its portfolio positions and/or to enhance return. The proceeds to be received from the forward sale commitment are recorded as an asset and a corresponding liability, which is subsequently valued at approximately the current market value of the underlying security in accordance with the Fund's policies on investment valuations discussed above. The Fund records an unrealized gain or loss on investments to the extent of the difference between the proceeds to be received and the value of the open forward sale commitment on the day of determination. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment or the delivery of securities, the Fund realizes a gain or loss on investments based on the price established when the Fund entered into the commitment. If the Fund enters into a forward sale commitment for the delivery of a security that it does not own or has the right to obtain, it is subject to the risk of loss if the purchase price to settle the commitment is higher than the price at which it was sold.
N  Stripped Mortgage-Backed Securities—The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-
backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.
O  Segment Reporting—During this reporting period, the Fund adopted FASB Accounting Standards Update No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (ASU 2023-07), which requires incremental disclosures related to a public entity’s reportable segments. The Fund operates as a single reportable segment, an investment company whose investment objective is included in Note 1. In connection with

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Notes to Financial Statements — continued

the adoption of ASU 2023-07, the Fund’s President acts as the Fund's Chief Operating Decision Maker (CODM), who is responsible for assessing the performance of the Fund's single segment and deciding how to allocate the segment’s resources. To perform this function, the CODM reviews the information in the Fund’s financial statements.
2  Auction Preferred Shares
The Fund issued Auction Preferred Shares (APS) on July 25, 2003 in a public offering. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 160% of the “AA” Financial Composite Commercial Paper Rate at the date of the auction. The stated spread over the reference benchmark rate is determined based on the credit rating of the APS.
The number of APS issued and outstanding at March 31, 2025 are as follows:
APS Issued and Outstanding
Series A	1,728
Series B	1,728
Series C	1,728
Series D	1,728
Series E	1,728
The APS are redeemable at the option of the Fund at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the APS as defined in the Fund's By-Laws and the 1940 Act. The Fund pays an annual fee up to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.
3  Distributions to Shareholders and Income Tax Information
The Fund intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at March 31, 2025, and the amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:
	APS Dividend Rates at March 31, 2025	Dividends Accrued to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges (%)
Series A	6.94%	$3,451,102	7.99%	6.91-8.68
Series B	6.94	3,450,554	7.99	6.91-8.68
Series C	6.94	3,450,174	7.99	6.91-8.68
Series D	6.94	3,445,398	7.98	6.91-8.68
Series E	6.94	3,448,654	7.98	6.91-8.68

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Notes to Financial Statements — continued

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Fund's APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rate for each series as of March 31, 2025.
Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended March 31, 2025 and March 31, 2024 was as follows:
	Year Ended March 31,
	2025	2024
Ordinary income	$96,382,592	$99,353,915
Tax return of capital	$29,606,488	$28,249,281
During the year ended March 31, 2025, accumulated loss was decreased by $1,430,952 and paid-in capital was decreased by $1,430,952 due to differences between book and tax accounting for investments in passive foreign investment companies (PFICs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of March 31, 2025, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$ (294,270,770)
Net unrealized depreciation	(67,052,839)
Other temporary differences	20,613
Accumulated loss	$(361,302,996)
At March 31, 2025, the Fund, for federal income tax purposes, had deferred capital losses of $294,270,770 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at March 31, 2025, $47,880,122 are short-term and $246,390,648 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts and TBA sale commitments, of the Fund at March 31, 2025, as determined on a federal income tax basis, were as follows:
Aggregate cost	$2,151,881,641
Gross unrealized appreciation	$ 33,800,506
Gross unrealized depreciation	(100,806,832)
Net unrealized depreciation	$ (67,006,326)
4  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund’s average weekly gross assets and is payable monthly. Gross assets are calculated by deducting accrued liabilities of the Fund except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Fund, and the amount of any outstanding preferred shares issued by the Fund. Accrued liabilities are expenses incurred in the normal course of operations. For the year ended March 31, 2025, the investment adviser fee amounted to $14,539,364. EVM also serves as administrator of the Fund, but receives no compensation.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Notes to Financial Statements — continued

Effective April 18, 2024, pursuant to an investment sub-advisory agreement between EVM and Morgan Stanley Investment Management Limited (“MSIM Ltd.”), an affiliate of EVM and an indirect wholly-owned subsidiary of Morgan Stanley, EVM delegated a portion of the investment management of the Fund to MSIM Ltd. EVM paid MSIM Ltd. a portion of its investment adviser fee for sub-advisory services provided to the Fund. Effective March 1, 2025, the sub-advisory agreement between EVM and MSIM Ltd. was terminated.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended March 31, 2025, the investment adviser fee paid was reduced by $44,307 relating to the Fund’s investment in the Liquidity Fund.
Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Fund are officers of EVM.
5  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns, principal repayments on Senior Loans and TBA transactions, for the year ended March 31, 2025 were as follows:
	Purchases	Sales
Investments (non-U.S. Government)	$ 480,559,253	$ 547,050,248
U.S. Government and Agency Securities	2,262,038,831	2,145,268,984
	$2,742,598,084	$2,692,319,232
6  Common Shares of Beneficial Interest
The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the years ended March 31, 2025 and March 31, 2024.
In November 2013, the Board of Trustees initially approved a share repurchase program for the Fund. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Fund is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the years ended March 31, 2025 and March 31, 2024.
7  Restricted Securities
At March 31, 2025, the Fund owned the following security (representing 0.1% of net assets applicable to common shares) which was restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The value of restricted securities is determined based on valuations provided by brokers when available, or if not available, they are valued by the investment adviser as the Trustees' valuation designee.
Description	Date(s) of Acquisition	Shares	Cost	Value
Common Stocks
Enviva LLC	12/6/24	58,260	$ 364,607	$ 917,595
Total Restricted Securities			$364,607	$917,595
8  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Notes to Financial Statements — continued

of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at March 31, 2025 is included in the Portfolio of Investments. At March 31, 2025, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objectives, the Fund is subject to the following risks:
Credit Risk: The Fund enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase of securities.
Foreign Exchange Risk: The Fund holds foreign currency denominated investments. The value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts.
Interest Rate Risk: The Fund enters into interest rate futures contracts to manage the duration of its portfolio and to hedge against fluctuations in securities prices due to interest rates.
The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund's net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At March 31, 2025, the fair value of derivatives with credit-related contingent features in a net liability position was $4,712,152. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $7,547,605 at March 31, 2025.
The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at March 31, 2025 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 11) at March 31, 2025.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at March 31, 2025 was as follows:
	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total
Accumulated loss	$ 1,896*	$ 64,230*	$ 1,471,586*	$ 1,537,712
Receivable for open forward foreign currency exchange contracts	—	31,322	—	31,322
Receivable for open swap contracts	7,778	—	—	7,778
Total Asset Derivatives	$ 9,674	$ 95,552	$1,471,586	$ 1,576,812
Derivatives not subject to master netting or similar agreements	$ 1,896	$ 64,230	$1,471,586	$ 1,537,712
Total Asset Derivatives subject to master netting or similar agreements	$ 7,778	$ 31,322	$ —	$ 39,100
Accumulated loss	$ (22,050)*	$ (2,679)*	$ (87,572)*	$ (112,301)
Payable for open forward foreign currency exchange contracts	—	(4,618,517)	—	(4,618,517)
Payable for open swap contracts; Upfront receipts on open OTC swap contracts	(93,635)	—	—	(93,635)
Total Liability Derivatives	$(115,685)	$(4,621,196)	$ (87,572)	$(4,824,453)
Derivatives not subject to master netting or similar agreements	$ (22,050)	$ (2,679)	$ (87,572)	$ (112,301)
Total Liability Derivatives subject to master netting or similar agreements	$ (93,635)	$(4,618,517)	$ —	$(4,712,152)
*	For futures contracts and centrally cleared derivatives, amount represents value as shown in the Portfolio of Investments. Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared derivatives, as applicable.
The Fund's derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of March 31, 2025.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received
Goldman Sachs International	$ 13,789	$ (13,789)	$ —	$ —	$ —	$ —
HSBC Bank USA, N.A.	6,008	(5,123)	—	—	885	—
State Street Bank and Trust Company	56	(56)	—	—	—	—
The Royal Bank of Scotland PLC	7,374	(7,374)	—	—	—	—
UBS AG	11,873	(3,093)	—	—	8,780	—
	$39,100	$(29,435)	$ —	$ —	$9,665	$ —

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged
Australia and New Zealand Banking Group Limited	$ (276,866)	$ —	$ —	$ 270,000	$ (6,866)	$ 270,000
Bank of America, N.A.	(29,379)	—	—	—	(29,379)	—
Citibank, N.A.	(335,212)	—	—	321,000	(14,212)	321,000
Deutsche Bank AG	(17,984)	—	—	—	(17,984)	—
Goldman Sachs International	(1,335,433)	13,789	1,321,644	—	—	1,590,000
HSBC Bank USA, N.A.	(5,123)	5,123	—	—	—	—
Standard Chartered Bank	(1,777,895)	—	86,899	1,523,000	(167,996)	1,523,000
State Street Bank and Trust Company	(923,323)	56	—	923,267	—	1,680,000
The Royal Bank of Scotland PLC	(7,844)	7,374	—	—	(470)	—
UBS AG	(3,093)	3,093	—	—	—	—
	$(4,712,152)	$29,435	$1,408,543	$3,037,267	$(236,907)	$5,384,000
Total — Deposits for derivatives collateral — OTC derivatives						$5,384,000
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended March 31, 2025 was as follows:
Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total
Net realized gain (loss):
Futures contracts	$ —	$ —	$ (5,153,671)	$ (5,153,671)
Swap contracts	102,395	—	—	102,395
Forward foreign currency exchange contracts	—	7,299,689	—	7,299,689
Total	$102,395	$ 7,299,689	$(5,153,671)	$ 2,248,413
Change in unrealized appreciation (depreciation):
Futures contracts	$ —	$ —	$ 1,560,023	$ 1,560,023
Swap contracts	(36,038)	—	—	(36,038)
Forward foreign currency exchange contracts	—	(5,399,806)	—	(5,399,806)
Total	$ (36,038)	$(5,399,806)	$ 1,560,023	$(3,875,821)

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Notes to Financial Statements — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended March 31, 2025, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts
$363,090,000	$88,217,000	$232,661,000	$5,469,000
*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
9  Credit Agreement
The Fund has entered into a Credit Agreement, as amended (the Agreement) with major financial institutions to borrow up to $625 million. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above either the Secured Overnight Financing Rate (SOFR) or the Federal Funds rate and is payable monthly. Under the terms of the Agreement, in effect through December 11, 2025, the Fund pays a facility fee of 0.25% per annum on the borrowing limit. In connection with the renewal of the Agreement on December 14, 2023, the Fund paid an upfront fee of $1,375,000 which is being amortized to interest expense over a period of two years through December 2025. The unamortized balance at March 31, 2025 is approximately $480,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. The Fund is required to maintain certain net asset levels during the term of the Agreement. At March 31, 2025, the Fund had borrowings outstanding under the Agreement of $553,000,000 at an annual interest rate of 5.37%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at March 31, 2025 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 11) at March 31, 2025. Facility fees for the year ended March 31, 2025 totaled $1,451,732 and are included in interest expense and fees on the Statement of Operations. For the year ended March 31, 2025, the average borrowings under the Agreement and the average annual interest rate (excluding fees) were $496,106,849 and 5.99%, respectively.
10  Affiliated Investments
At March 31, 2025, the value of the Fund's investment in issuers and funds that may be deemed to be affiliated was $34,058,305, which represents 2.8% of the Fund's net assets applicable to common shares. Transactions in such investments by the Fund for the year ended March 31, 2025 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares, end of period
Commercial Mortgage-Backed Securities
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class B, 4.225%, 6/15/47	$ 342,235	$ —	$ (324,108)	$ —	$ (7,261)	$ 38,658	$ 34,361	$ 38,892
Series 2015-C23, Class D, 4.137%, 7/15/50	2,332,746	—	—	—	225,522	2,572,543	126,260	2,670,000
Series 2016-C29, Class D, 3.00%, 5/15/49	2,924,627	—	—	—	(22,626)	2,922,877	128,197	3,577,365
Series 2016-C32, Class D, 3.396%, 12/15/49	1,040,095	—	—	—	166,172	1,221,020	69,090	1,600,000
Morgan Stanley Capital I Trust:
Series 2016-UBS12, Class D, 3.312%, 12/15/49	2,306,494	—	—	—	224,557	2,565,511	154,952	4,488,667
Series 2019-BPR, Class C, 8.968%, (1 mo. SOFR + 3.642%), 5/15/36	1,798,105	—	(1,845,000)	—	46,895	—	20,227	—

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Notes to Financial Statements — continued

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares, end of period
Short-Term Investments
Liquidity Fund	$21,711,062	$852,019,968	$(848,993,334)	$ —	$ —	$ 24,737,696	$ 1,511,427	24,737,696
Total				$ —	$633,259	$34,058,305	$2,044,514
11  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At March 31, 2025, the hierarchy of inputs used in valuing the Fund's investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3*	Total
Asset-Backed Securities	$ —	$ 147,570,105	$ —	$ 147,570,105
Closed-End Funds	20,966,587	—	—	20,966,587
Collateralized Mortgage Obligations	—	409,960,396	—	409,960,396
Commercial Mortgage-Backed Securities	—	55,723,011	—	55,723,011
Common Stocks	140,585	9,680,822	1,152,847	10,974,254
Convertible Bonds	—	2,287,736	—	2,287,736
Corporate Bonds	—	572,826,828	0	572,826,828
Preferred Stocks	—	414,344	—	414,344
Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	548,783,126	1,178,188	549,961,314
Sovereign Government Bonds	—	49,708,213	—	49,708,213
Sovereign Loans	—	3,754,719	—	3,754,719
U.S. Government Agency Mortgage-Backed Securities	—	232,011,013	—	232,011,013
Warrants	17	—	—	17
Miscellaneous	—	70,102	0	70,102
Short-Term Investments:
Affiliated Fund	24,737,696	—	—	24,737,696
U.S. Treasury Obligations	—	3,981,274	—	3,981,274
Total Investments	$ 45,844,885	$ 2,036,771,689	$ 2,331,035	$ 2,084,947,609
Forward Foreign Currency Exchange Contracts	$ —	$ 95,552	$ —	$ 95,552
Futures Contracts	1,471,586	—	—	1,471,586
Swap Contracts	—	9,674	—	9,674
Total	$ 47,316,471	$ 2,036,876,915	$ 2,331,035	$ 2,086,524,421

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Notes to Financial Statements — continued

Liability Description	Level 1	Level 2	Level 3	Total
TBA Sale Commitments	$ —	$ (15,357,797)	$ —	$ (15,357,797)
Forward Foreign Currency Exchange Contracts	—	(4,621,196)	—	(4,621,196)
Futures Contracts	(87,572)	—	—	(87,572)
Swap Contracts	—	(115,685)	—	(115,685)
Total	$ (87,572)	$ (20,094,678)	$ —	$ (20,182,250)
*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended March 31, 2025 is not presented.
12  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country, and by acts of terrorism and war. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
13  Commitments and Contingencies
In connection with the Serta Chapter 11 bankruptcy proceeding, on December 31, 2024, the U.S. Fifth Circuit Court of Appeals reversed a bankruptcy court’s ruling that held permissible an “uptier” agreement (the “2020 Agreement”) entered into by Serta with certain participating lenders, including the Fund. The 2020 Agreement had the effect of subordinating the existing debt of certain non-participating lenders to that of the participating lenders. The non-participating lenders brought claims for breach of contract, arguing that the participating lenders had breached an earlier agreement by entering into the 2020 Agreement. The appellate court found that the bankruptcy court had erred in determining that the 2020 Agreement was permitted by the terms of the earlier agreement and remanded the breach of contract claims for further consideration by the bankruptcy court. The appellate court further held that indemnification of the participating lenders in the 2020 Agreement was impermissible under the U.S. Bankruptcy Code.
A request by the Fund and the other participating lenders for a rehearing of this matter before the Fifth Circuit en banc was denied. The matter has been remanded to the bankruptcy court to determine whether the participating lenders are liable for the breach of contract claims. At this time, the Fund cannot reliably predict the outcome of these proceedings or the effect, if any, on the Fund's net asset value.
14  Additional Information
On August 27, 2020, the Fund’s Board of Trustees (the “Board”) received a shareholder demand letter from counsel to Saba Capital Master Fund, Ltd., a hedge fund (“Saba”). Saba also filed claims against the Fund in a lawsuit in Suffolk County Superior Court in Massachusetts asserting breach of contract and fiduciary duty by the Fund and certain of its affiliates, the Fund’s adviser, and the Board, following the implementation by the Fund of a by-law amendment that requires trustee nominees in contested elections to obtain affirmative votes of a majority of eligible shares in order to be elected. With respect to the Fund, Saba sought rescission of this by-law provision and certain related relief. On March 31, 2021, the court allowed in part and denied in part a motion to dismiss Saba’s claims. On January 23, 2023, in ruling on the parties’ cross-motions for partial summary judgment, the court dismissed Saba’s claims for breach of fiduciary duty against the Board. Following a bench trial that took place September 9-17, 2024, the court ruled in the Fund's favor on October 21, 2024 on Saba's remaining claims, finding that the majority voting standard by-law did not violate the 1940 Act or breach the Fund's declaration of trust as Saba alleged. The trial court proceedings are now complete, as Saba has indicated it will not seek appeal of the court’s decision.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Limited Duration Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Limited Duration Income Fund (the “Fund”), including the portfolio of investments, as of March 31, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of March 31, 2025, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
May 21, 2025
We have served as the auditor of one or more Eaton Vance investment companies since 1959.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2026 will show the tax status of all distributions paid to your account in calendar year 2025. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended March 31, 2025, the Fund designates approximately $37,684, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
163(j) Interest Dividends. For the fiscal year ended March 31, 2025, the Fund designates 51.08% of distributions from net investment income as a 163(j) interest dividend.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on January 8, 2025. The following action was taken by the shareholders:
Proposal 1(a): The election of Cynthia E. Frost, Valerie A. Mosley and Scott E. Wennerholm as Class I Trustees of the Fund for a three-year term expiring in 2028.
The following votes were cast by the Fund’s common and APS shareholders, voting together as a single class:
	Number of Shares
Nominees for Trustee	For	Withheld
Cynthia E. Frost	83,201,549	1,579,142
Valerie A. Mosley	82,368,378	2,412,313
Scott E. Wennerholm	83,155,655	1,625,036

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by Equiniti Trust Company, LLC (“EQ”) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by EQ, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.
If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.
The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.
Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.
If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.
The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature	Date

Shareholder signature	Date
Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.
YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.
This authorization form, when signed, should be mailed to the following address:
Eaton Vance Limited Duration Income Fund
c/o Equiniti Trust Company, LLC (“EQ”)
P.O. Box 10027
Newark, NJ 07101

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Management and Organization

Fund Management. The Board of Trustees of the Fund (the “Board”) is responsible for the overall management and supervision of the affairs of the Fund. The Board members and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 76th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the Securities and Exchange Commission, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Board member and officer is One Post Office Square, Boston, Massachusetts 02109. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “MSIM” refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 123 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees
Alan C. Bowser 1962	Class III Trustee	Until 2027. 3 years. Since 2023.	Private investor. Formerly, Co-Head of the Americas Region, Chief Diversity Officer, Partner and a Member of the Operating Committee, at Bridgewater Associates, an asset management firm (2011-2023). Formerly, Managing Director and Head of Investment Services at UBS Wealth Management Americas (2007-2010). Formerly, Managing Director and Head of Client Solutions, Citibank Private Bank (1999 - 2007).
Other Directorships. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Class II Trustee	Until 2026. 3 years. Since 2016.	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Class I Trustee	Until 2028. 3 years. Since 2014.	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman(1) 1952	Chairperson of the Board and Class III Trustee	Until 2027. 3 years. Chairperson of the Board since 2021 and Trustee since 2014.	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
Valerie A. Mosley 1960	Class I Trustee	Until 2028. 3 years. Since 2014.	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Keith Quinton 1958	Class II Trustee	Until 2026. 3 years. Since 2018.	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Class III Trustee	Until 2027. 3 years. Since 2018.	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Nancy Wiser Stefani(1) 1967	Class II Trustee	Until 2026. 3 years. Since 2022.	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.
Susan J. Sutherland 1957	Class III Trustee	Until 2027. 3 years. Since 2015.	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Class I Trustee	Until 2028. 3 years. Since 2016.	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Kenneth A. Topping 1966	President	Since 2023	Vice President and Chief Administrative Officer of EVM and BMR and Chief Operating Officer for Public Markets at MSIM. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management 'Classic’ (2009-2020).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Laura T. Donovan 1976	Chief Compliance Officer	Since 2024	Vice President of EVM and BMR.
(1)    Preferred shares Trustee.

Eaton Vance Funds
U.S. Customer Privacy Notice	March 2024

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account information and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No*
For our affiliates’ everyday business purposes — information about your creditworthiness	Yes	Yes*
For our affiliates to market to you	Yes	Yes*
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Eaton Vance Funds
U.S. Customer Privacy Notice — continued	March 2024

Who we are
Who is providing this notice?	Eaton Vance Management and our investment management affiliates (“Eaton Vance”) (see Affiliates definition below.)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. (See below for more on your rights under state law.)
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include registered investment advisers such as Eaton Vance Management, Eaton Vance Advisers International Ltd., Boston Management and Research, Calvert Research and Management, Parametric Portfolio Associates LLC, Atlanta Capital Management Company LLC, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Co.; registered broker-dealers such as Morgan Stanley Distributors Inc. and Eaton Vance Distributors, Inc. (together, the “Investment Management Affiliates”); and companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co. (the “Morgan Stanley Affiliates”).
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance does not jointly market.
Other important information

Eaton Vance Funds
U.S. Customer Privacy Notice — continued	March 2024

*PLEASE NOTE: Eaton Vance does not share your creditworthiness information or your transactions and experiences information with the Morgan Stanley Affiliates, nor does Eaton Vance enable the Morgan Stanley Affiliates to market to you. Your opt outs will prevent Eaton Vance from sharing your creditworthiness information with the Investment Management Affiliates and will prevent the Investment Management Affiliates from marketing their products to you.
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Potential Conflicts of Interest

As a diversified global financial services firm, Morgan Stanley, the parent company of the Fund’s investment adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund or Portfolio, if applicable, (collectively for the purposes of this section, “Fund” or “Funds”). Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses sponsored, managed, or advised by the investment adviser or one of its investment adviser affiliates, the “Affiliated Investment Accounts”) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley, the investment adviser and/or the investment adviser’s investment adviser affiliates may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. The conflicts herein do not purport to be a complete list or explanation of the conflicts associated with the financial or other interests the investment adviser or its affiliates may have now or in the future. Conflicts of interest not described below may also exist. References to the investment adviser in this section include a Fund’s affiliated sub-adviser (if any) unless otherwise noted.
The discussions below with respect to actual, apparent and potential conflicts of interest may be applicable to or arise from the Affiliated Investment Accounts managed by the investment adviser’s investment adviser affiliates whether or not specifically identified.
Material Non-Public and Other Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the investment adviser. If such information becomes available, the investment adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or disposition opportunity including for an extended period of time. The investment adviser may also from time to time be subject to contractual “stand-still” obligations and/or confidentiality obligations that may restrict its ability to transact in certain investments on the Fund’s behalf. In addition, the investment adviser may be precluded from disclosing such information to an investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the investment team may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made on behalf of the Fund, and the investment team may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with the investment adviser or its affiliates unrelated to that of the Fund. Furthermore, access to information held by certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley designed to manage potential conflicts of interest and regulatory restrictions, including, without limitation, joint transaction restrictions pursuant to the 1940 Act. Accordingly, the investment adviser’s ability to source investments from, or invest alongside, other business units within Morgan Stanley may be limited and there can be no assurance that the investment adviser will be able to source any investments from any one or more parts of the Morgan Stanley network.
The investment adviser may restrict its investment decisions and activities on behalf of the Fund in various circumstances, including because of applicable regulatory requirements or information held by the investment adviser, the investment adviser affiliates of the investment adviser or Morgan Stanley. The investment adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, the Fund due to Morgan Stanley’s activities outside the Fund. Furthermore, Morgan Stanley could have an interest that is different from, and potentially adverse to, that of the Fund, which may impede the Fund from participating in certain opportunities. In instances where trading of an investment is restricted, the investment adviser may not be able to purchase or sell such investment on behalf of the Fund including for an extended period of time, resulting in the Fund’s inability to participate in certain desirable transactions. This inability to buy or sell an investment could have an adverse effect on the Fund’s portfolio due to, among other things, changes in an investment’s value during the period its trading is restricted.
Morgan Stanley has established certain information barriers and other policies designed to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, the investment adviser, in certain instances, will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley and, in such instances, will not manage the Fund with the benefit of the information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its various businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Fund in a manner that may be adverse to the Fund, and will not have any obligation or other duty to share information with the investment adviser.
In other instances, Morgan Stanley personnel, including personnel of the investment adviser, will have access to information and personnel of its affiliates. For example, the investment adviser may, in certain instances, share information with its affiliates regarding due diligence of companies and other investment-related due diligence. The investment adviser may face conflicts of interest in determining whether to engage in the sharing of information with its affiliates. Information sharing may limit or restrict the ability of the investment adviser to engage in or otherwise effect transactions on behalf of the Fund (including purchasing or selling securities that the investment adviser may otherwise have purchased or sold for the Fund in the absence of the sharing of information). Also, it may adversely affect the Fund's investments, ability to invest in, or divest from, a company or engage in transactions or otherwise disadvantage the Fund. In managing conflicts of interest that arise because of the foregoing, the investment adviser generally will be subject to fiduciary requirements. The investment adviser may also implement internal information barriers or ethical walls or other internal information sharing protocols, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and the investment adviser will also apply

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Potential Conflicts of Interest — continued

internally within the investment adviser. As a result, the Fund may not be permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been desirable and able to do so, which could adversely affect the Fund. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in the investment adviser, the investment adviser limits an activity or transaction for the Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.
Morgan Stanley and its personnel will not be under any obligation or other duty to share certain information with the investment adviser or personnel involved in decision-making for Affiliated Investment Accounts (including the Fund), as applicable, and the investment adviser may make investment decisions for the Fund that differ from those the investment adviser would have made if Morgan Stanley, or other parts, of the investment adviser had provided such information, and the Fund be disadvantaged as a result thereof. Additionally, different portfolio management teams within the investment adviser may make decisions based on information or take (or refrain from taking) actions with respect to Affiliated Investment Accounts they advise in a manner different than or adverse to the Fund.
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the investment adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of the Fund or its shareholders. An investment team may have obligations to Affiliated Investment Accounts managed by both the investment adviser and one or more of the investment adviser’s investment adviser affiliates. The Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among the Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the investment adviser or its investment adviser affiliates. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the investment adviser to favor such other accounts.
Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to the Fund. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within the Fund’s investment objectives. The Fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to the Fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the Fund’s advantage. There can be no assurance that the Fund will have an opportunity to participate in certain opportunities that fall within their investment objectives. The interests of Morgan Stanley in an investment or a company may present certain conflicts of interest with respect to an investment by the Fund in the same investment or the Fund's participation in a transaction with such company.
To the extent the investment adviser utilizes quantitative models or risk management or optimization investment techniques, the decision on when to initiate a purchase or sale transaction may differ, and be done for different reasons, than the investment adviser or its affiliates may take for Affiliated Investment Accounts when not utilizing such techniques. This could create conflicts of interest, and it is possible that one or more accounts managed by the investment adviser will achieve investment results that are substantially more or less favorable than those results achieved by the Fund.
To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the investment adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the investment adviser, including the Fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the investment adviser. Each client of the investment adviser that is subject to the allocation policies and procedures, including the Fund, is assigned an investment team and portfolio manager(s) by the investment adviser. The investment team and portfolio managers review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of the Fund.
It is possible that Morgan Stanley or an Affiliated Investment Account, including another Morgan Stanley Fund, will invest in or advise (in the case of Morgan Stanley) a company that is or becomes a competitor of a company of which the Fund holds an investment. Such investment could create a conflict between the Fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with the Fund.
In addition, certain investment professionals who are involved in the Fund’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by the investment adviser and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Potential Conflicts of Interest — continued

addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with the Fund’s portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for the Fund.
It should be noted that Morgan Stanley may, directly or indirectly, make large investments in certain of its Affiliated Investment Accounts, and accordingly Morgan Stanley’s investment in the Fund may not be a determining factor in the outcome of any of the foregoing conflicts. Nothing herein restricts or in any way limits the activities of Morgan Stanley, including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.
Different clients of the investment adviser and its affiliates, including the Fund, may invest in (1) different classes of securities of the same issuer (including, without limitation, different parts of an issuer's capital structure), depending on the respective clients’ investment objectives and policies and/or (2) the same class of securities of the same issuer while seeking different investment objectives or executing different investment strategies (such as long-term v. short-term investment horizons), and the investment adviser may face conflicts with respect to the interests involved. As a result, the investment adviser and its affiliates, at times, will seek to satisfy fiduciary obligations to certain clients owning one / the same class of securities of a particular issuer by pursuing or enforcing rights on behalf of those clients with respect to such (class of) securities, and those activities may have an adverse effect on another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the investment adviser and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by the investment adviser or its affiliates on behalf of one client can negatively impact securities held by another client. Alternatively, for example, if a client owns a security while seeking short-term capital appreciation that the investment adviser may vote proxies or engage with the issuer (as applicable) in pursuit of that goal – which could negatively impact clients who hold the same security but are seeking long-term capital appreciation. These conflicts also exist as between the investment adviser’s clients, including the Fund, and the Affiliated Investment Accounts managed by the investment adviser affiliates of the investment adviser.
In addition, in certain circumstances, the investment adviser restricts, limits or reduces the amount of the Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
The investment adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, the Fund even though such other clients’ investment objectives may be similar to those of the Fund and the investment adviser may make decisions for the Fund that may be more beneficial to one type of shareholder than another.
The investment adviser and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in portfolio management and trading in that opposite directional positions may be taken in client accounts, including client accounts managed by the same investment team, and creates risks such as: (i) the risk that short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa) and (ii) the risks associated with the trading desk receiving opposing orders in the same security simultaneously. The investment adviser and its affiliates have adopted policies and procedures that are reasonably designed to mitigate these conflicts. In certain circumstances, the investment adviser invests on behalf of itself in securities and other instruments that would be appropriate for, held by, or may fall within the investment guidelines of its clients, including the Fund. At times, the investment adviser may give advice or take action for its own accounts that differs from, conflicts with, or is adverse to advice given or action taken for any client.
From time to time, conflicts also arise due to the fact that certain securities or instruments may be held in some client accounts, including the Fund, but not in others, or that client accounts may have different amounts of holdings in certain securities or instruments. In addition, due to differences in the investment strategies or restrictions among client accounts, the investment adviser may take action with respect to one account that differs from the action taken with respect to another account. In some cases, a client account may compensate the investment adviser based on the performance of the securities held by that account or pay a higher overall fee rate. The existence of such a performance based fee or higher fee rates may create additional conflicts of interest for the investment adviser in the allocation of management time, resources and investment opportunities. The investment adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including, among other things, the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.
In addition, at times an investment team will give advice or take action with respect to the investments of one or more clients that is not given or taken with respect to other clients with similar investment programs, objectives, and strategies. Accordingly, clients with similar strategies will not always hold the same securities or instruments or achieve the same performance. The investment adviser’s investment teams also advise clients with conflicting programs, objectives or strategies. These conflicts also exist as between the investment adviser’s clients, including the Fund, and the Affiliated Investment Accounts managed by the investment adviser affiliates of the investment adviser.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Potential Conflicts of Interest — continued

From time to time, the investment adviser or its affiliates may provide opportunities to Affiliated Investment Accounts (including potentially the Fund) or other clients to make investments in companies (such as in equity, debt or other securities issued by companies) or to engage in transactions involving companies (such as refinancing, restructuring or other transactions) in which certain Affiliated Investment Accounts (including potentially the Fund) or other clients have already invested. These investments can create conflicts of interest, including those associated with the assets of the Fund potentially providing value to, or otherwise supporting the investments of, other Affiliated Investment Accounts or other clients and potentially diluting or otherwise adversely affecting the Fund previously invested in the company.
Morgan Stanley and its affiliates maintain separate trading desks that operate independently of each other and do not share information with the investment adviser. The Morgan Stanley and affiliate trading desks may compete against the investment adviser trading desks when implementing buy and sell transactions, possibly causing certain Affiliated Investment Accounts to pay more or receive less for a security than other Affiliated Investment Accounts.
Investments by Separate Investment Departments. For the investment adviser and certain of its investment adviser affiliates, the entities and individuals that provide investment-related services can differ by client, investment function, or business line (each, an “Investment Department” and collectively, the “Investment Departments”). Nonetheless, Investment Departments (with certain exceptions) can engage in discussions and share information and resources with another Investment Department (or a team within the other Investment Department) regarding investment-related matters. The sharing of information and resources between the Investment Departments is designed to further increase the knowledge and effectiveness of each Investment Department. However, an investment team’s decisions as to the use of shared research and participation in discussions with another Investment Department could adversely impact a client. Certain investment teams within one Investment Department could make investment decisions and execute trades together with investment teams within other Investment Departments. Other investment teams make investment decisions and execute trades independently. This could cause the quality and price of execution, and the performance of investments and accounts, to vary. Internal policies and procedures set forth the guidelines under which securities and securities trades can be crossed, aggregated, and coordinated between accounts serviced by different Investment Departments. Internal policies and procedures take into consideration a variety of factors, including the primary market in which such security trades. If a security or securities trade is ineligible for crossing, aggregation, or other coordinated trading, then each Investment Department will execute such trades independently of the other.
Payments to Broker-Dealers and Other Financial Intermediaries. The investment adviser, Eaton Vance Distributors, Inc. (the “Distributor”) and/or their affiliates may pay compensation, out of their own funds and not as an expense of the Fund, to certain Financial Intermediaries (which may include affiliates of the investment adviser and the Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. For example, the investment adviser or the Distributor may pay additional compensation to a Financial Intermediary for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a Financial Intermediary, granting the Distributor access to a Financial Intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of a Financial Intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund’s advisory fee, some other agreed upon amount or other measures as determined from time to time by the investment adviser and/or the Distributor. The amount of these payments may be different for different Financial Intermediaries. In certain cases, payments to broker-dealers and other Financial Intermediaries may be shared by and among the investment adviser, the Distributor and their affiliates.
The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation.
The additional compensation received by a given Financial Intermediary from the investment adviser and/or the Distributor may vary from the additional compensation received by the Financial Intermediary in respect of an Affiliated Investment Account managed by an affiliate of the investment adviser or principally underwritten by an affiliate of the Distributor. In such circumstances, differences in the prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of one Affiliated Investment Account over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation).
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for the Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from and potentially adverse to that of the Fund. Furthermore, from time to time, the investment adviser or its affiliates may

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Potential Conflicts of Interest — continued

invest “seed” capital in a Fund, typically to enable such Fund to commence investment operations and/or achieve sufficient scale, as further described below. The investment adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of such Fund.
Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to the Fund. These businesses may encompass, among other things, principal trading activities as well as principal investing.
Morgan Stanley’s sales and trading, financing and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not the Fund’s interests.
Subject to the limitations of applicable law, the Fund may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with the Fund and with respect to investments that the Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by the Fund. Morgan Stanley may give advice and provide recommendations to persons competing with the Fund and/or any of the Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments.
Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit the Fund’s ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between the Fund’s best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.
To the extent that Morgan Stanley advises companies in financial restructurings outside of, prior to or after filing for protection under Chapter 11 of the U.S. Bankruptcy Code or similar laws in other jurisdictions, the investment adviser’s flexibility in making investments in such restructurings on the Fund’s behalf, or participating on steering committees and other committees in connection with existing investments, may be limited.
Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis the Fund’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.
To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which the Fund invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by the investment adviser) with the Fund, and any advisory fees payable will not be reduced thereby.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, the Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.
The involvement or presence of Morgan Stanley in the investment banking and other commercial activities described above (or the financial markets more broadly) may restrict or otherwise limit investment opportunities that may otherwise be available to the Fund. For example, issuers may hire and compensate Morgan Stanley to provide underwriting, financial advisory, placement agency, brokerage services or other services and, because of limitations imposed by applicable law and regulation, the Fund may be prohibited from buying or selling securities issued by those issuers or participating in related transactions or otherwise limited in its ability to engage in such investments.

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Potential Conflicts of Interest — continued

In addition, in situations where the investment adviser is required to aggregate its positions with those of other Morgan Stanley business units for position limit calculations, the investment adviser may have to refrain from making investments due to the positions held by other Morgan Stanley business units or their clients. There may be other situations where the investment adviser refrains from making an investment or refrains from taking certain actions related to the management of such investment due to, among other reasons, additional disclosure obligations, regulatory requirements, policies, and reputational risk, or the investment adviser may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution capacity.
Morgan Stanley’s Marketing Activities. Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of securities and other investments in which the Fund may invest. Subject to the restrictions of the 1940 Act, including Sections 10(f) and 17(e) thereof, the Fund may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with the investment adviser or the Fund. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan Stanley’s clients with respect to an issuer of securities in which the Fund has an investment may be adverse to the investment adviser’s or the Fund’s best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in the investment adviser’s or the Fund’s best interests. Due to the restrictions of the 1940 Act, the Fund may be restricted from participating in certain transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent, including transactions that would otherwise be beneficial to the Fund.
Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and the Fund, its shareholders or the entities in which the Fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Fund.
In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the investment adviser on the Fund’s behalf.
Principal Investments. There may be situations in which the Fund’s interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or its affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.
Transactions with Portfolio Companies of Affiliated Investment Accounts. The companies in which the Fund may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which the Fund invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other participants, and the Morgan Stanley Funds, investment vehicles and accounts (which may or may not include the Fund) that own an interest in such entity will receive a greater relative benefit from the arrangements than the Morgan Stanley Funds, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with a Fund or offset advisory fees payable.
Investments in Portfolio Investments of Other Funds. To the extent permitted by applicable law, when the Fund invests in certain companies or other entities, other funds affiliated with the investment adviser may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by the investment adviser may invest in the companies or other entities in which the Fund has made an investment. Under such circumstances, the Fund and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by the Fund are different from (or take priority over) those held by such other funds, the investment adviser may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by the Fund.
Investments in Morgan Stanley Funds and Other Funds. To the extent permitted by applicable law, the Fund may invest in a fund affiliated with the investment adviser or its affiliates or a fund advised by the investment adviser or its affiliates. In connection with any such investments, an investing Fund, to the extent permitted by the 1940 Act, will pay all advisory, administrative and/or Rule 12b-1 fees applicable to the investment. To the extent consistent with applicable law, certain Funds that invest in other funds managed by the investment adviser or its affiliates may pay advisory fees to the investment adviser or its affiliates that are not reduced by any fees payable by such other funds to the investment adviser or its affiliates as manager of such other

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Potential Conflicts of Interest — continued

funds (i.e., there may be fees and expenses involved in making any such investment, which would not arise in connection with the direct allocation of assets by investors in the Funds to such other funds). In such circumstances, as well as in all other circumstances in which the investment adviser receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to the Funds will be required.
The Affiliated Investment Accounts (including the Funds) may, individually or in the aggregate, own a substantial percentage of a Fund. Further, the Adviser, its affiliates, or another entity (i.e., a seed investor) may invest in the Funds at or near the establishment of such Funds, which may facilitate the Funds achieving a specified size or scale. The Adviser and/or its affiliates may make payments to an investor that contributes seed capital to a Fund. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached, and will be made from the assets of the Adviser and/or such affiliates (and not the applicable Fund). Seed investors may contribute all or a majority of the assets in a Fund. There is a risk that such seed investors may redeem their investments in the Fund, particularly after payments from the Adviser and/or its affiliates have ceased. Such redemptions could negatively impact a Fund’s liquidity, expenses and market price of its shares, as applicable.
Allocation of Expenses. Expenses may be incurred that are attributable to the Fund and one or more other Affiliated Investment Accounts (including in connection with issuers in which the Fund and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The investment adviser and its affiliates intend to allocate such common expenses among the Fund and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as the investment adviser deems to be fair and equitable or in such other manner as may be required by applicable law.
Temporary Investments. To more efficiently invest short-term cash balances held by the Fund, the investment adviser may invest such balances on an overnight “sweep” basis in shares of one or more money market funds or other short-term vehicles. It is anticipated that the investment adviser to these money market funds or other short-term vehicles may be the investment adviser (or an affiliate) to the extent permitted by applicable law, including Rule 12d1-1 under the 1940 Act. In such a case, the affiliated investment adviser may receive asset-based fees in respect of the Fund’s investment (which will reduce the net return realized by the Fund).
Transactions with Affiliates. The investment adviser and any investment sub-adviser might purchase securities from underwriters or placement agents in which a Morgan Stanley affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. Neither the investment adviser nor any investment sub-adviser will purchase securities on behalf of the Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the investment adviser on behalf of the Fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when a Fund uses service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.
Affiliated Indexes. Affiliates of the investment adviser develop, own and operate indexes (“Indexes”), and may continue to do so in the future, based on investment and trading strategies and concepts developed by the investment adviser or its affiliates (“Adviser Strategies”). Some of the Funds seek to track the performance of the Indexes. The investment adviser manages Accounts which track the same Indexes used by the Funds or which are based on the same, or substantially similar, Adviser Strategies that are used in the operation of the Indexes and the Funds. The operation of the Indexes, the Funds and the Accounts in this manner gives rise to potential conflicts of interest. For example, Accounts that track the same Indexes used by the Funds may engage in purchases and sales of securities prior to when the Index and the Funds engage in similar transactions because such Accounts may be managed and rebalanced on an ongoing basis, whereas the Funds’ portfolios are only rebalanced on a periodic or other basis subsequent to the rebalancing of the Index.
The investment adviser has adopted policies and procedures that are designed to address potential conflicts that arise in connection with the operation of the Indexes, the Funds and the Accounts. The investment adviser has established certain information barriers and other policies designed to address the sharing of information between different businesses within the investment adviser, including with respect to personnel responsible for constructing and maintaining the Indexes and those involved in decision-making for the Funds.
Valuation of the Fund’s Investments. The investment adviser performs certain valuation services related to securities and other assets held by the Fund and performs such services in accordance with its valuation policies. The investment adviser will face a conflict with respect to valuation of the Fund’s investments generally because of the effect of such valuations on the investment adviser’s fees and other compensation and performance of the Fund.
Proxy Voting by the Adviser. The investment adviser has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by the investment adviser in respect of securities held by the Fund may benefit the interests of Morgan Stanley and/or accounts other than the Fund. Further, the investment adviser may make different proxy voting decisions in respect of the same security held by clients with different investment objectives or strategies.
Potential Conflict of Interest Related to Use of Sub-Adviser(s). To the extent the Fund’s investment adviser engages affiliated and/or unaffiliated sub-advisers, the investment adviser generally expects to compensate the sub-adviser out of the advisory fee it receives from the Fund, which creates an incentive for the investment adviser to select sub-adviser(s) with lower fee rates or to select affiliated sub-adviser(s). In addition, a sub-adviser may have interests and relationships that create actual or potential conflicts of interest related to their management of Fund assets allocated to or managed by the sub-adviser. These conflicts may be similar to or different from the conflicts described herein related to Morgan Stanley and its investment advisory affiliates. For additional information about potential conflicts of interest for each sub-adviser(s) can be found in the relevant sub-adviser’s Form ADV. A copy of Part 1 and Part 2 of a sub-adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

Eaton Vance
Limited Duration Income Fund
March 31, 2025
Potential Conflicts of Interest — continued

Electronic Communication Networks and Alternative Trading Systems. The investment adviser’s affiliate(s) have ownership interests in and/or board seats on electronic communication networks (“ECNs”) or other alternative trading systems (“ATSs”). In certain instances the investment adviser’s affiliate(s) could be deemed to control one or more of such ECNs or ATSs based on the level of such ownership interests and whether such affiliates are represented on the board of such ECNs or ATSs. Consistent with its fiduciary obligation to seek best execution, the Adviser may, from time to time, directly or indirectly, effect client trades through ECNs or other ATSs in which the Firm’s affiliates have or could acquire an interest or board seat. These affiliates might receive an indirect economic benefit based upon their ownership in the ECNs or other ATSs. The investment adviser will, directly or indirectly, execute through an ECN or other ATSs in which an affiliate has an interest only in situations where the Firm or the broker dealer through whom it is accessing the ECN or ATS reasonably believes such transaction will be in the best interest of its clients and the requirements of applicable law have been satisfied.
General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the investment adviser, related persons of the investment adviser and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the investment adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The investment adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Equiniti Trust Company, LLC (“EQ”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct EQ, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact EQ or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by EQ or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov. You may also access proxy voting information for the Eaton Vance Funds or their underlying Portfolios at www.eatonvance.com/
proxyvoting.
Share Repurchase Program. The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.
Additional Notice to Shareholders. If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.
Closed-End Fund Information. Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Closed-End Funds & Term Trusts.”

Investment Adviser and Administrator
Eaton Vance Management
One Post Office Square
Boston, MA 02109
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Equiniti Trust Company, LLC (“EQ”)
P.O. Box 500
Newark, NJ 07101
Independent Registered  Public Accounting Firm
Deloitte & Touche LLP
115 Federal Street, Suite 15
Boston, MA 02110-1894
Fund Offices
One Post Office Square
Boston, MA 02109

1856    3.31.25

(b)	Not applicable.

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended March 31, 2024 and March 31, 2025 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	3/31/24	3/31/25
Audit Fees	$129,600	$130,400
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$0

Total	$129,600	$130,400

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended March 31, 2024 and March 31, 2025; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	3/31/24	3/31/25
Registrant	$0	$0
Eaton Vance(1)	$52,836	$18,490

(1)	Eaton Vance Management, a subsidiary of Morgan Stanley, acts as the registrant’s investment adviser and administrator.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman, Keith Quinton, Scott E. Wennerholm (Chair), and Nancy Wiser Stefani are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

(a) Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of the Fund has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The trustees will review the Policies annually. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board, or any committee, sub-committee or group of independent trustees identified by the Board, which will instruct the investment adviser on the appropriate course of action. If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund, the investment adviser may vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Fund’s Board as soon as practicable and to the Board at its next meeting.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies in accordance with customized proxy voting guidelines (the “Guidelines”) and/or refer them back to the investment adviser pursuant to the Policies.

The Agent is required to establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest. The Guidelines include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may cause the Fund to abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or it is unable to access or access timely ballots or other proxy information, among other stated reasons. The Agent will refer Fund proxies to the investment adviser for instructions under circumstances where, among others: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines require input from the investment adviser. When a proxy voting issue has been referred to the investment adviser, the analyst

(or portfolio manager if applicable) covering the company subject to the proxy proposal determines the final vote (or decision not to vote) and the investment adviser’s Proxy Administrator (described below) instructs the Agent to vote accordingly for securities held by the Fund. Where more than one analyst covers a particular company and the recommendations of such analysts voting a proposal conflict, the investment adviser’s Global Proxy Group (described below) will review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for the Fund that may differ from other clients of the investment adviser.

The investment adviser has appointed a Proxy Administrator to assist in the coordination of the voting of client proxies (including the Fund’s) in accordance with the Guidelines and the Policies. The investment adviser and its affiliates have also established a Global Proxy Group. The Global Proxy Group develops the investment adviser’s positions on all major corporate issues, creates the Guidelines and oversees the proxy voting process. The Proxy Administrator maintains a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter. Before instructing the Agent to vote contrary to the Guidelines or the recommendation of the Agent, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including the basis for the analyst’s recommendation. The Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy. The investment adviser will report to the Fund’s Board any votes cast contrary to the Guidelines or Agent recommendations, as applicable, no less than annually.

The investment adviser’s Global Proxy Group is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are predetermined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflict of interest. The investment adviser will monitor situations that may result in a conflict of interest between any of its clients and the investment adviser or any of its affiliates by maintaining a list of significant existing and prospective corporate clients. The Proxy Administrator will compare such list with the names of companies of which he or she has been referred a proxy statement (the “Proxy Companies”). If a company on the list is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will first determine, in consultation with legal counsel if necessary, whether a material conflict exists. If it is determined that a material conflict exists, the investment adviser will seek instruction on how the proxy should be voted from the Fund’s Board, or any committee or subcommittee identified by the Board. If a matter is referred to the Global Proxy Group, the decision made and basis for the decision will be documented by the Proxy Administrator and/or Global Proxy Group.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund. Catherine C. McDermott, Kelley Gerrity, Andrew Szczurowski, Tara O’Brien, Bo Hunt and Justin H. Bourgette comprise the investment team responsible for the overall management of the Fund’s investments.

Ms. McDermott is a Vice President of EVM and has been a portfolio manager of the Fund since January 2008. Ms. Gerrity is a Vice President of EVM and has been a portfolio manager of the Fund since March 2019. Ms. O’Brien has been a Vice President of EVM since 2007 and has been a portfolio manager of the Fund since June 2023. Mr. Szczurowski is a Vice President of EVM and has been a portfolio manager of the Fund since November 2011. Mr. Hunt is a Vice President of EVM and has been a portfolio manager of the Fund since April 2024. Mr. Bourgette is a Vice President of EVM and has been a portfolio manager of the Fund since March 2025. All of the portfolio managers of the Fund have been employed by the Morgan Stanley organization for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Kelley Gerrity(1)
Registered Investment Companies	9	$12,785.3	0	$0
Other Pooled Investment Vehicles	5	$964.9	0	$0
Other Accounts	21	$5,722.4	0	$0
Catherine C. McDermott
Registered Investment Companies	6	$3,803.9	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Andrew Szczurowski, CFA(1)
Registered Investment Companies	7	$23,090.6	0	$0
Other Pooled Investment Vehicles	3	$902.3	0	$0
Other Accounts	0	$0	0	$0
Tara O’Brien
Registered Investment Companies	1	$2,163.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Bo Hunt
Registered Investment Companies	6	$11,433.7	0	$0
Other Pooled Investment Vehicles	9	$2,808.0	0	$0
Other Accounts	4	$5,441.2	0	$0
Justin H. Bourgette, CFA
Registered Investment Companies	9	$35,362.4	0	$0
Other Pooled Investment Vehicles	14	$2,280.5	0	$0
Other Accounts	3	$799.1	0	$0

(1)

This portfolio manager serves as portfolio manager of one or more registered investment companies and/or pooled investment vehicles that invest or may invest in one or more underlying registered investment companies and/or separate pooled investment vehicles in the Eaton Vance family of funds. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Kelley Gerrity	None
Catherine C. McDermott	None
Andrew Szczurowski, CFA	$10,001 - $50,000
Tara O’Brien	None
Bo Hunt	None
Justin H. Bourgette, CFA	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

The compensation structure of Eaton Vance and its affiliates that are investment advisers (for purposes of this section “Eaton Vance”) is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Eaton Vance employees is generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Board of Directors of Eaton Vance’s parent company, Morgan Stanley.

Base salary compensation. Generally, portfolio managers and research analysts receive base salary compensation based on the level of their position with the adviser.

Incentive compensation. In addition to base compensation, portfolio managers and research analysts may receive discretionary year-end compensation. Incentive compensation may include:

•	Cash bonus

•	Deferred compensation:

•

A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•

IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates including Eaton Vance. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

•

Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Funds, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the firm’s consolidated financial results, constitutes a violation of the firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Eaton Vance compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•	Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

•	Individual contribution and performance

•	Contribution to client objectives

•	Revenue and profitability of the firm

•	Return on equity and risk factors of both the business units and Morgan Stanley

•	Assets managed by the portfolio manager

•	External market conditions

•	New business development and business sustainability

•	Team, product and/or Eaton Vance performance

•

The pre-tax investment performance of the funds/accounts managed by the portfolio manager(1) (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods),(2) provided that for funds that are tax-managed or otherwise have an objective of after-tax returns, performance net of taxes will be considered

Further, the firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

(1)	Generally, this is total return performance, provided that consideration may also be given to relative risk-adjusted performance.
(2)

When a fund’s peer group as determined by Lipper or Morningstar is deemed by the relevant Eaton Vance Chief Investment Officer, or in the case of the sub-advised Funds, the Director of Product Development and Sub-Advised Funds, not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 15. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 16. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Principal Financial Officer’s Section 302 certification.

(a)(2)(ii)	Principal Executive Officer’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Limited Duration Income Fund

By:	/s/ Kenneth A. Topping
Kenneth A. Topping
Principal Executive Officer

Date:	May 22, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Principal Financial Officer

Date:	May 22, 2025

By:	/s/ Kenneth A. Topping
Kenneth A. Topping
Principal Executive Officer

Date:	May 22, 2025